UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MEDLEY MANAGEMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF

MEDLEY MANAGEMENT INC.

TO BE HELD [ ], 2021

Dear Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Medley Management Inc. (the “Company”) will be held on [ ], 2021, at [ ] [a.m./p.m.] Eastern Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of our stockholders and other meeting participants, the Special Meeting will be held in a virtual meeting format setting only. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting http://viewproxy.com/mdly/2021/htype.asp. The purposes of the Special Meeting are to consider and vote upon the:

1.

Approval of the issuance of the Company’s Class A common stock pursuant to the Chapter 11 Plan of Reorganization of Medley LLC, the Company’s consolidated subsidiary, in accordance with the NYSE listing rule requirements;

2.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock; and

3.

Adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposals above, as well as any other items that may properly come before the Special Meeting.

Only stockholders of record at the close of business on [ ], 2021, or their duly appointed proxies, are entitled to receive notice of, to participate, and to vote at the Special Meeting. In order to participate in the Special Meeting via live webcast, stockholders must register in advance at http://viewproxy.com/mdly/2021/htype.asp by 11:59 P.M., Eastern Time on [ ], 2021. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. If you are a registered holder, you will need your Control Number included on your proxy card in order to vote during the Special Meeting. If you hold your shares beneficially through a bank or broker, you must provide proof of stock ownership during registration. If you hold your shares beneficially through a bank or broker and would like to vote at the Special Meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to participate in the Special Meeting live via the Internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via live webcast, including how to demonstrate proof of stock ownership, are posted at http://viewproxy.com/mdly/2021/htype.asp.

Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to participate in the Special Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card or through the Internet as described on the enclosed proxy card. Voting online, by telephone or by returning your proxy card does not deprive you of your right to participate in the Special Meeting. If you do participate in the Special Meeting and wish to vote your shares at the Special Meeting, you may revoke your proxy at or prior to the Special Meeting.

Thank you for your continued support of Medley Management Inc.

By Order of the Board of Directors, /s/ Nathan Bryce Nathan Bryce General Counsel and Secretary

New York, New York

[    ], 2021

This Notice of Special Meeting and Proxy Statement are first being mailed on or about [ ], 2021.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE SPECIAL MEETING. THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE SPECIAL MEETING, YOU STILL MAY PARTICIPATE IN THE SPECIAL MEETING BY VISITING HTTP://VIEWPROXY.COM/MDLY/2021/HTYPE.ASP AND VOTE YOUR SHARES AT THE TIME OF THE SPECIAL MEETING IF YOU WISH TO CHANGE YOUR VOTE. IN ORDER TO PARTICIPATE IN THE SPECIAL MEETING VIA LIVE WEBCAST, STOCKHOLDERS MUST REGISTER IN ADVANCE AT HTTP://VIEWPROXY.COM/MDLY/2021/HTYPE.ASP BY 11:59 P.M., EASTERN TIME ON [ ], 2021.

If you have questions about the Special Meeting or other information related to the proxy solicitation, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

800-574-6393

PRELIMINARY COPY-SUBJECT TO COMPLETION

MEDLEY MANAGEMENT INC.

280 Park Avenue, 6th Floor East

New York, New York 10017

212-759-0777

PROXY STATEMENT

Special Meeting of Stockholders

To Be Held on [    ], 2021

GENERAL INFORMATION

This Proxy Statement contains information related to a Special Meeting of Stockholders of Medley Management Inc. (the "Company") to be held on [    ], 2021 at [    ] [a.m./p.m.] Eastern Time (the “Special Meeting” ). You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting http://viewproxy.com/mdly/2021/htype.asp. In order to participate in the Special Meeting via live webcast, stockholders must register in advance at http://viewproxy.com/mdly/2021/htype.asp by 11:59 P.M., Eastern Time on [ ], 2021. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. The proxy materials relating to the Special Meeting are being mailed to stockholders entitled to receive notice of and to vote at the meeting on or about [    ], 2021. Except where the context requires otherwise, references to the “Company,” “Medley,” “we,” “us” and “our” refer to Medley Management Inc.

If you give no instructions on the proxy card, based upon the recommendation of the Board of Directors (the “Board”) of Medley Management Inc., the shares covered by the proxy card will be voted “FOR” the approval of the issuance of the Company’s Class A common stock pursuant to the Chapter 11 Plan of Reorganization of Medley LLC, the Company’s consolidated subsidiary (the “Medley LLC Chapter 11 Plan”), in accordance with the NYSE listing rule requirements; and “FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s Class A common stock (the “Proposed Authorized Share Increase Amendment”).

If there are not enough votes to approve any proposals at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the chairman of the Special Meeting will have the authority to adjourn the Special Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Voluntary Chapter 11 Petition Filed by Medley LLC

On March 7, 2021, Medley LLC commenced a voluntary case (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Case is captioned In re: Medley LLC, Case No. 21-10526 (KBO). This Proxy Statement is only seeking the approval of (i) the issuance of the Company’s Class A common stock contemplated by the terms of the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements, and (ii) the approval of the Proposed Authorized Share Increase Amendment, in furtherance of providing for the issuance of the Company’s Class A common stock to occur in connection with the Medley Chapter 11 Plan that needs to be approved by the Bankruptcy Court. See “Background of the Medley LLC Chapter 11 Plan” for more information regarding the Medley LLC Chapter 11 Plan.

Regulatory Matter

On September 17, 2019, the staff of the Securities and Exchange Commission’s Division of Enforcement (the “Staff”) informed the Company that it was conducting an informal inquiry and requested the production and preservation of certain documents and records. The Company fully cooperated with the Staff’s informal inquiry and began voluntarily providing the Staff with any requested documents.

By letter dated December 18, 2019, the Staff advised the Company that a formal order of private investigation (the “Order”) had been issued and that the informal inquiry was now a formal investigation. The Order indicated that the investigation relates to Section 17(a) of the Securities Act of 1933, Section 10(b) of the Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder, and Sections 206(1), 206(2), and 206(4) of the Investment Advisers Act of 1940, Rule 206(4)-8, Sections 13(a) and 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 14a-9 thereunder. The Company continues to cooperate fully with the investigation.

QUESTIONS & ANSWERS ABOUT THE SPECIAL MEETING

Why am I being provided with these materials?

We are providing you with these proxy materials in connection with the solicitation by the Board of proxies to be voted at our Special Meeting to be held on [   ], 2021, and at any adjournment(s) or postponement(s) thereof. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We have also retained Alliance Advisors LLC to assist in the solicitation of proxies for the Special Meeting, as described below. You are invited to participate in the Special Meeting and to vote your shares at the Special Meeting. You may also vote your shares by Internet, telephone or mail.

What am I being asked to consider and vote upon?

The following proposals are scheduled to be considered and voted upon at the Special Meeting:

●	Proposal No. 1: Approval of the issuance of the Company’s Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements;

●	Proposal No. 2: Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock; and

●

Proposal No. 3: Adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposals above, as well as any other items that may properly come before the Special Meeting.

Who is entitled to vote?

Holders of our Class A common stock and holders of our Class B common stock at the close of business on [    ], 2021 (the “Record Date”) may vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

How many votes do I have?

If you are a holder of our Class A common stock, you are entitled to one vote at our Special Meeting for each share of our Class A common stock that you held as of the close of business on the Record Date. If you are a holder of our Class B common stock, you are entitled to a number of votes at our Special Meeting that is equal to 10 times the number of units in Medley LLC (“LLC Units”) held by you as of the close of business on the Record Date, regardless of the number of shares of our Class B common stock held by you. All matters on the agenda for our Special Meeting will be voted on by the holders of our Class A common stock and our Class B common stock voting together as a single class.

As of the Record Date, there were [    ] shares of our Class A common stock outstanding that will carry an aggregate of [    ] votes and 10 shares of our Class B common stock outstanding that will carry an aggregate of [    ] (i.e., a number of votes that is equal to 10 times the number of outstanding LLC Units, not including the [    ] LLC Units held by the Company). As of the Record Date, Medley Group LLC, an entity wholly owned by our pre-IPO owners, held all 10 issued and outstanding shares of our Class B common stock.

For so long as our pre-IPO owners and persons that are then providing services (including as a director) to the Company and/or its affiliates (“Medley Personnel”) hold at least 10% of the aggregate number of shares of our Class A common stock and LLC Units (excluding those LLC Units held by Medley) then outstanding, referred to as the “Substantial Ownership Requirement,” our Class B common stock will entitle Medley Group LLC, without regard to the number of shares of our Class B common stock held by it, to a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of our Class B common stock and entitle each other holder of our Class B common stock, without regard to the number of shares of our Class B common stock held by such other holder, to a number of votes that is equal to 10 times the number of LLC Units held by such holder. For purposes of calculating the Substantial Ownership Requirement, (1) shares of our Class A common stock deliverable to our pre-IPO owners and then-current Medley Personnel pursuant to outstanding equity awards will be deemed then outstanding and (2) shares of our Class A common stock and LLC Units held by any estate, trust, partnership or limited liability company or other similar entity of which any pre-IPO owner or then-current Medley Personnel, or any immediate family member thereof, is a trustee, partner, member or similar party will be considered held by such pre-IPO owner or other then-current Medley Personnel. From and after the time that the Substantial Ownership Requirement is no longer satisfied, our Class B common stock will entitle Medley Group LLC, without regard to the number of shares of our Class B common stock held by it, to a number of votes that is equal to the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of our Class B common stock and entitle each other holder of our Class B common stock, without regard to the number of shares of our Class B common stock held by such other holder, to a number of votes that is equal to the number of LLC Units held by such holder.

What is a “broker non-vote”?

A broker non-vote occurs when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at his/her discretion. Under current New York Stock Exchange (“NYSE”) rules that govern broker non-votes, Proposal No. 1 and Proposal No. 2 are considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at his/her discretion on these proposals.

How many votes are required to approve each proposal?

A quorum of stockholders must be established at the Special Meeting in order to transact business at the Special Meeting. In accordance with the General Corporation Law of the State of Delaware and pursuant to our Bylaws and Certificate of Incorporation, the presence in person or by proxy of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Special Meeting constitutes a quorum. Abstentions and broker non-votes will be counted in determining whether a quorum is present. In the absence of a quorum, the chairman of the Special Meeting or, by a majority in voting power thereof, the stockholders present may adjourn the Special Meeting. With respect to the approval of the issuance of our Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements (Proposal No. 1), a majority of the votes cast at the Special Meeting will be required. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal at the Special Meeting. Abstentions are not considered votes cast on this proposal and will have no effect on the vote for this proposal. “Broker non-votes” will have no effect on the outcome of this vote.

With respect to the approval of the Proposed Authorized Share Increase Amendment (Proposal No. 2), under the Delaware General Corporation Law (the “DGCL”), the affirmative vote of a majority of the voting power of the outstanding shares of our common stock as of the Record Date is required to adopt and approve the amendment. Because adoption and approval of the Proposed Authorized Share Increase Amendment requires a majority of voting power of the outstanding shares of our common stock, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Authorized Share Increase Amendment and, therefore, no broker non-votes are anticipated with respect to this proposal, however, if for any reason the NYSE deems Proposal No. 2 to be a non-discretionary matter, any resulting broker non-votes would have the same effect as voting “AGAINST” Proposal No. 2.

As of the Record Date, Medley Group LLC, an entity wholly-owned by our pre-IPO owners, held all of the issued and outstanding shares of our Class B common stock and has the right to [ ] votes (representing [ ]% of the voting power) and have advised us that they intend to vote all such shares in favor of the approval of the issuance of the Company’s Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements (Proposal 1) and the approval of the Proposed Authorized Share Increase Amendment (Proposal 2).

If you just sign and submit your proxy card without giving specific voting instructions, your shares will be voted “FOR” Proposal No. 1 and “FOR” Proposal No. 2, in each case as recommended by the Board and in accordance with the discretion of the holders of the proxy as to any other matters that may be voted on.

Who will count the vote?

Representatives of Alliance Advisors, LLC will tabulate the votes and act as inspectors of election.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the approval of the issuance of the Company’s Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements; and
●	“FOR” the approval of the Proposed Authorized Share Increase Amendment.

How do I vote my shares without participating in the Special Meeting?

If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

●

By Internet - If you have Internet access, you may submit your proxy by going to http://viewproxy.com/mdly/2021/htype.asp and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your proxy card in order to vote by Internet.

●

By Telephone - If you have access to a touch-tone telephone, you may submit your proxy by dialing [ ] and by following the recorded instructions. You will need the control number included on your proxy card in order to vote by telephone.

●

By Mail - You may vote by mail by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on [ ], 2021.

Mailed proxy cards with respect to stockholders of record must be received no later than [ ], 2021.

How can I participate in and vote at the Special Meeting?

We will be hosting the Special Meeting on [ ], 2021, at [ ] Eastern Time.

Only stockholders of record at the close of business on [ ], 2021, or their duly appointed proxies, are entitled to receive notice of, to participate in, and to vote at the Special Meeting. In order to participate in the Special Meeting via live webcast, stockholders must register in advance at http://viewproxy.com/mdly/2021/htype.asp by 11:59 P.M., Eastern Time on [ ], 2021. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. If you are a registered holder, you will need your Control Number included on your proxy card in order to vote during the Special Meeting. If you hold your shares beneficially through a bank or broker, you must provide proof of stock ownership during registration. If you hold your shares beneficially through a bank or broker and would like to vote at the Special Meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to participate in the Special Meeting live via the Internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via live webcast, including how to demonstrate proof of stock ownership, are posted at http://viewproxy.com/mdly/2021/htype.asp.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to our Secretary, provided such statement is received no later than [ ], 2021;

●	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on [ ], 2021;

●	submitting a properly signed proxy card with a later date that is received by our Secretary no later than [ ], 2021; or

●	participating in the Special Meeting and voting your shares at the Special Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Special Meeting by obtaining a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares, participating in the Special Meeting and voting again.

Could other matters be decided at the Special Meeting?

At the date this Proxy Statement went to print, we did not know of any matters to be raised at the Special Meeting other than those referred to in this Proxy Statement.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately [ ], plus reimbursement of reasonable out-of-pocket expenses. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of shares of our common stock and of LLC Units as of the Record Date by (1) each person known to us to beneficially own more than 5% of the outstanding voting securities of Medley Management Inc., (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

	Class A Common Stock Beneficially Owned(1)			LLC Units Beneficially Owned(1)(2)			Class B Common Stock Beneficially Owned(2)	Combined Voting Power(2)(3)
Name of Beneficial Owner	Number	%		Number	%		Number	%
Medley Group LLC (2) 280 Park Avenue 6 Floor East New York, NY 10152	—	—%		—	—%		[ ]	[ ]	%

American Financial Group Inc.(4) Great American Insurance Tower 301 East Fourth Street Cincinnati, OH 45202	[ ]	[ ]	%	—	—%		—	[ ]	%

Angelic Diaz Taube c/o Putterman + Yu LLP 345 California St., Suite 1160, San Francisco, CA 94104	[ ]	[ ]	%	—	—%		—	[ ]	%

Named Executive Officers and Directors

Brook Taube(2)(6)	[ ]	[ ]	%	[ ]	[ ]	%	[ ]	[ ]	%

Seth Taube(2)(7)	[ ]	[ ]	%	[ ]	[ ]	%	[ ]	[ ]	%

Richard T. Allorto, Jr.(8)	[ ]	[ ]	%	[ ]	[ ]	%	—	—

Peter Kravitz	—	—%		—	—		—	—

Guy Rounsaville, Jr.	[ ]	[ ]	%	—	—		—	—

John Dyett	—	—		—	—		—	—
Directors and executive officers as a group (6 persons)(2)	[ ]	[ ]	%	[ ]	[ ]	%	[ ]	[ ]	%

* Represents less than 1%.

(1)

Subject to the terms of the exchange agreement, the LLC Units are exchangeable for shares of our Class A common stock on a one-for-one basis. See “Certain Relationships and Related Person Transactions - Exchange Agreement.” Beneficial ownership of LLC Units reflected in this table does not include beneficial ownership of shares of our Class A common stock for which such LLC Units may be exchanged. Percentage of Class A common stock beneficially owned as reflected in this table is based on [    ] shares of Class A common stock outstanding as of the Record Date. Percentage of LLC Units beneficially owned as reflected in this table treats LLC Units held by the Company as outstanding.

(2)

Holders of Class B common stock are entitled to a number of votes that is equal to 10 times the number of LLC Units held by such holder, regardless of the number of shares of Class B common stock held by such holder. Medley Group LLC, an entity wholly-owned by our pre-IPO owners, holds all 10 issued and outstanding shares of our Class B common stock, and the Class B common stock provides Medley Group LLC with a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC. As of the Record Date, the non-managing members of Medley LLC held [    ] LLC Units entitling Medley Group LLC to [    ] votes. Seth Taube may be deemed to have beneficial ownership of the shares of Class B common stock held by Medley Group LLC.

(3)

Represents percentage of voting power of the Class A common stock and Class B common stock voting together as a single class, based upon an aggregate of [    ] shares of Class A common stock outstanding as of the Record Date, which carry a total of [    ] votes, and 10 shares of Class B common stock outstanding as of the Record Date, which carry a total of [    ] votes.

(4)

According to the Schedule 13G filed on [    ] by American Financial Group, Inc. (“American Financial”), American Financial has sole voting and sole dispositive power over [ ] shares of our Class A common stock.

(5)	According to the Schedule 13G filed on [ ] by Angelic Diaz Taube, Angelic Diaz Taube has sole voting and sole dispositive power over [ ] shares of our Class A common stock.

(6)

Includes [    ] LLC Units owned by B. Taube 2014 Associates, LLC and [ ] LLC Units owned by the Brook Taube Trust. The Class A common stock are held directly by Sandy Point LLC. Brook Taube owns 98% of Sandy Point and is the Managing Member.

(7)

Includes [    ] shares of Class A common stock held by The Seth and Angie Foundation, [ ] LLC Units owned by A. Taube 2014 Associates, LLC, [    ] LLC Units owned by S. Taube 2014 Associates and [ ] LLC Units owned by The Seth and Angie Taube Trust.

(8)

Includes [    ] shares of Class A common stock held directly by Mr. Allorto and [    ] shares of Class A common stock held by New Castle Capital LLC. Mr. Allorto owns 99% of New Castle Capital LLC and is the Managing Member.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth, as of December 31, 2020, certain information related to Medley Management Inc.'s compensation plans under which our Class A common stock may be issued.

	Number of securities to be issued upon exercise of outstanding restricted stock units and restricted LLC Units	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	442,369	—	1,228,551
Equity compensation plans not approved by stockholders	—	—	—

(1)	Relates to Medley Management Inc. 2014 Omnibus Incentive Plan, as amended.

(2)	The weighted average exercise price does not take into account outstanding restricted stock units or restricted LLC units, which have no exercise price.

BACKGROUND OF THE MEDLEY LLC CHAPTER 11 PLAN

Below is a summary of the Medley LLC Chapter 11 Plan. This summary of the Medley LLC Chapter 11 Plan is qualified entirely by reference to the complete text of the Medley LLC Chapter 11 Plan and the proposed Disclosure Statement related thereto (the “Disclosure Statement”) as set forth in Annex A and Annex B, respectively.

Voluntary Chapter 11 Petition Filed by Medley LLC

On March 7, 2021, Medley LLC commenced a voluntary case (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Case is captioned In re: Medley LLC, Case No. 21-10526 (KBO).

Medley LLC will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

The Medley investment platform is comprised of a number of investment advisers and other related entities. Business operations across the Medley platform, including providing investment and advisory services to its clients, are continuing without interruption, despite the filing of the Chapter 11 Case.

Proposed Plan of Reorganization of Medley LLC

In connection with the Chapter 11 Case, Medley LLC filed with the Bankruptcy Court the Medley LLC Chapter 11 Plan and the related proposed Disclosure Statement. Medley LLC intends to seek the Bankruptcy Court’s approval of the Disclosure Statement and confirmation of the Medley LLC Chapter 11 Plan on future dates to be determined by the Bankruptcy Court. There can be no assurances that Medley LLC will obtain the Bankruptcy Court’s approval of the Disclosure Statement and/or confirmation of the Medley LLC Chapter 11 Plan, or that if the Medley LLC Chapter 11 Plan is approved, that the reorganization of Medley LLC will be successfully implemented as contemplated by the Medley LLC Chapter 11 Plan. This Proxy Statement is not a solicitation of votes to accept or reject the Medley LLC Chapter 11 Plan or an offer to sell or exchange securities of Medley LLC or the Company. Any solicitation of votes, or offer to sell or exchange or solicitation of an offer to buy or exchange any securities of Medley LLC or the Company, will be made only pursuant to, and in accordance with, the Disclosure Statement following approval by the Bankruptcy Court. Instead, this Proxy Statement is only seeking the approval of (i) the issuance of the Company’s Class A common stock contemplated by the terms of the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements, and (ii) the approval of the Proposed Authorized Share Increase Amendment, in furtherance of providing for the issuance of the Company’s Class A common stock to occur in connection with the Medley Chapter 11 Plan that needs to be approved by the Bankruptcy Court. The Company intends to amend the Certificate of Incorporation by implementing the Proposed Authorized Share Increase Amendment promptly following approval at the Special Meeting.

The Medley LLC Chapter 11 Plan, as described in this Proxy Statement and attached hereto as Annex A, is subject to and conditioned upon approval of the Bankruptcy Court, and as such, the Medley LLC Chapter 11 Plan is subject to being amended, restated or supplemented prior to such time as the requisite approval of the Bankruptcy Court is obtained at the confirmation hearing. The descriptions of the Medley LLC Chapter 11 Plan contained in this Proxy Statement (and in the Disclosure Statement attached hereto as Annex B) are based on the Medley LLC Chapter 11 Plan as it exists on the date of this Proxy Statement. Similarly, disclosures set forth in Proposal No. 1 regarding the maximum number of shares of the Company’s Class A Common Stock expected to be issued to holders of Medley LLC notes in connection with the Medley LLC Chapter 11 Plan are based on the Medley LLC Chapter 11 Plan on the date of this Proxy Statement. Unless expressly stated or the context clearly requires, all references in this Proxy Statement to the Medley LLC Chapter 11 Plan shall be deemed to refer to (and all approvals solicited and granted pursuant to the proposals considered and voted upon at the Special Meeting shall be deemed to cover the transactions implemented pursuant to) the Medley LLC Chapter 11 Plan, as it may be amended, restated, supplemented or otherwise modified, prior to final approval and confirmation.

Capitalized terms used in this Proxy Statement under this heading titled “Proposed Plan of Reorganization of Medley LLC”, but not otherwise defined herein shall have the respective meanings given to such terms in the Medley LLC Chapter 11 Plan.

In connection with Proposal 1 and Proposal 2, below is a summary of the treatment that the following stakeholders of Medley LLC would receive under the Medley LLC Chapter 11 Plan, which is subject in all respects to confirmation of the Bankruptcy Court:

●

Notes Claims. On the Effective Date, each holder of an Allowed Notes Claim shall receive: (i) if such holder votes to accept the Medley LLC Chapter 11 Plan, 0.600 shares of newly issued Class A Common Stock of the Company for each $25 principal amount of 7.25% senior notes due 2024 (the “2024 Notes”) and/or 6.875% senior notes due 2026 (the “2026 Notes”) held by such holder; (ii) if such holder does not take any action and does not vote on the Medley LLC Chapter 11 Plan, 0.450 shares of newly issued Class A Common Stock of the Company for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder; or (iii) if such holder elects to Opt-Out of the Third Party Release contained in Article VIII of the Medley LLC Chapter 11 Plan and/or votes to reject the Medley LLC Chapter 11 Plan, the lesser of (x) 0.134 shares of newly-issued Class A Common Stock of the Company for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder or (y) a pro rata share of the Rejecting Noteholder Pool. For a discussion of the background of the Notes Claims, see the heading titled “Notes Claims” below.

●

Strategic Claim. The holder of the Allowed Strategic Claim shall receive: (i) [ ] shares of newly issued Class A Common Stock of the Company; (ii) $350,000 in Cash on the Effective Date or as soon as practicable thereafter; and (iii) a secured promissory note, the form of which will be negotiated between the parties prior to the Confirmation Hearing, which provides for 10 consecutive quarterly payments of $225,000 in Cash, commencing on the last Business Day of the first full calendar quarter following the Effective Date. For a discussion of the background of the Strategic Claim, see the heading titled “Strategic Claims” below.

Assuming the maximum amount of shares of Class A common stock that could be issued under the Medley LLC Chapter 11 Plan (in the event 100% of the holders of the 2026 Notes and the 2024 Notes voted to accept the Medley LLC Chapter 11 Plan), [ ] shares of Class A common stock would be issued to holders of the 2026 Notes and the 2024 Notes, together with an additional [ ] shares of Class A common stock to the holder of the Allowed Strategic Claim.

Below is a summary of the treatment that the other stakeholders of Medley LLC would receive under the Medley LLC Chapter 11 Plan, which is subject in all respects to confirmation by the Bankruptcy Court:

●

Secured Claims.  Each holder of an Allowed Secured Claim shall receive, at the option of the Debtor and in its sole discretion: (i) payment in full in Cash of its Allowed Secured Claim; (ii) the collateral securing its Allowed Secured Claim; (iii) Reinstatement of its Allowed Secured Claim; or (iv) such other treatment rendering its Allowed Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

●	Other Priority Claims. Each holder of an Allowed Other Priority Claim shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code.

●

General Unsecured Claims. Each holder of an Allowed General Unsecured Claim shall receive, at the option of the Debtor: (i) the lesser of the amount of its Allowed General Unsecured Claim in Cash, or its pro rata share of the General Unsecured Claims Pool; or (ii) Reinstatement.

●

Intercompany Claims. Each Allowed Intercompany Claim shall be, at the option of the Debtor, either: (i) Reinstated; or (ii) canceled, released, and extinguished and without any distribution at the Debtor’s election and in its sole discretion.

●	Interests. Each holder of an Interest shall retain such Interest.

In connection with the Medley LLC Chapter 11 Plan, it is anticipated that certain equity incentive awards will be issued to Medley Personnel under the Company’s 2014 Omnibus Incentive Plan, as amended. It is expected that the terms related to such awards will be set forth in a supplement to the Medley LLC Chapter 11 Plan, with issuance of the awards subject to confirmation of the Medley LLC Chapter 11 Plan.

Notes Claim

On August 9, 2016, Medley LLC completed a registered public offering of $25.0 million of an aggregate principal amount of the 2026 Notes, pursuant to that certain Indenture, dated as of August 9, 2016, as supplemented by that certain First Supplemental Indenture, dated as of August 9, 2016, between Medley LLC and U.S. Bank National Association, as trustee (the “Trustee”). On October 18, 2016, Medley LLC completed a registered public offering of an additional $28.6 million in aggregate principal amount of the 2026 Notes, pursuant to that certain Indenture, dated as of August 9, 2016, as supplemented by that certain Second Supplemental Indenture, dated as of October 18, 2016, between Medley LLC and the Trustee. The 2026 Notes mature on August 15, 2026.

In addition, on January 18, 2017, Medley LLC completed a registered public offering of $34.5 million in aggregate principal amount of the 2024 Notes, pursuant to that certain Indenture, dated as of August 9, 2016, as supplemented by that certain Third Supplemental Indenture, dated as of January 18, 2017, between Medley LLC and the Trustee. On February 22, 2017, Medley LLC completed a registered public offering of an additional $34.5 million in aggregate principal amount of 2024 Notes, pursuant to that certain Indenture, dated as of August 9, 2016, as supplemented by that certain Fourth Supplemental Indenture, dated as of February 22, 2017, between Medley LLC and the Trustee. The 2024 Notes mature on January 30, 2024.

As previously disclosed in the Current Report on Form 8-K filed by the Company on February 2, 2021, on February 1, 2021, Medley LLC did not pay the approximately $1.3 million quarterly interest payment due on such date in respect of the 2024 Notes. The above-referenced indentures governing the 2024 Notes afforded Medley LLC the benefit of a 30-day grace period (through March 3, 2021), which must elapse before a missed interest payment may be treated as an event of default under the terms of the 2024 Notes. Approximately $69 million in aggregate principal amount of 2024 Notes are outstanding as of the date of this Proxy Statement. On February 16, 2021, Medley LLC did not pay the approximately $0.9 million quarterly interest payment due on such date in respect of the 2026 Notes. The above-referenced indentures governing the 2026 Notes afford Medley LLC the benefit of a 30-day grace period (through March 18, 2021) which must elapse before a missed interest payment may be treated as an event of default under the terms of the 2024 Notes. Approximately $54 million in aggregate principal amount of 2026 Notes are outstanding as of the date of this Proxy Statement.

The commencement of the Chapter 11 Case constitutes an event of default that accelerates the obligations under the above-referenced indentures governing the 2026 Notes and the 2024 Notes. Any efforts to enforce payment obligations under the 2024 Notes, the 2026 Notes, or the debt obligations referenced below (collectively, the “Debt Instruments”) are automatically stayed as a result of the filing of the Chapter 11 Case and the holders’ rights of enforcement with respect to the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Strategic Claim

In January 2016, SIC Advisors LLC, a wholly owned subsidiary of Medley LLC (“SIC Advisors”) executed an amendment to its operating agreement, which provided SIC Advisors with the right to redeem membership units owned by the minority interest holder, Strategic Capital Advisory Services, LLC (“SCAS”). The redemption right of SIC Advisors was triggered by the termination of the dealer manager agreement between Sierra Income Corporation and SC Distributors LLC (“DMA Termination”), an affiliate of the minority interest holder. On July 31, 2018, a DMA Termination event occurred and, as a result, SIC Advisors exercised its redemption right.

In December 2018, Medley LLC entered into a Letter Agreement with SCAS, whereby consideration of $14.0 million was agreed upon for the satisfaction in full of all amounts owed by SIC Advisors under the LLC Agreement of SIC Advisors. The amount due was payable in sixteen equal installments through August 5, 2022.

As a result of the ongoing economic impact of COVID-19, Medley LLC did not pay its installment payment that was due in May 2020 and commenced discussions with SCAS to seek deferral of a portion of the upcoming installment payments until 2021 through 2023. On August 4, 2020, the Company and SCAS entered into an amendment to the Letter Agreement which, among other items, revised the payment terms under the original letter agreement. The payment terms were amended such that the remaining balance due to SCAS would be payable as follows: $700,000 on August 5, 2020, followed by three quarterly installments of $350,000 and quarterly installments thereafter of $1.0 million through February 5, 2023.

PROPOSAL NO. 1 – ISSUANCE OF OUR CLASS A COMMON STOCK PURSUANT TO THE MEDLEY LLC CHAPTER 11 PLAN IN ACCORDANCE WITH THE NYSE LISTING RULE REQUIREMENTS

Reasons for Seeking Stockholder Approval

The Company’s Class A common stock is listed on the NYSE and, as a result, the Company is subject to certain NYSE listing rules and regulations. Pursuant to Section 312.03(c) of the NYSE Listed Company Manual, subject to certain exceptions, stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

Assuming the maximum amount of shares of Class A common stock that could be issued under the Medley LLC Chapter 11 Plan (in the event 100% of the holders of the 2026 Notes and the 2024 Notes voted to accept the Medley LLC Chapter 11 Plan), the Company would issue up to [   ] shares of Class A Common would be issued to holders of the 2026 Notes and the 2024 Notes, together with an additional [   ] shares of Class A common stock to the holders of the Allowed Strategic Claim, which represents up to approximately [   ]% of our outstanding Common Stock prior to such issuance. Accordingly, the Company is seeking the approval of its stockholders to satisfy the requirements of Section 312.03 of the NYSE Listed Company Manual.

Dilution and Impact on Existing Stockholders

While our Board believes that the proposal is advisable and in the best interest of the Company and our stockholders, you should consider the dilutive effect on current stockholders.

The issuance of shares of Class A common stock pursuant to the Medley LLC Chapter 11 Plan would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. As a result of the issuance, it is expected that the holders of the 2026 Notes and the 2024 Notes will collectively own approximately [ ]% of the Company on a fully diluted basis and SCAS will own [   ]% of the Company on a fully diluted basis, prior to giving effect to any equity incentive issuances to employees under the Company’s equity plan to incentivize employees. This means that our existing stockholders will own a smaller interest in the Company as a result of such issuance.

Interests of Certain Persons

As set forth in the Medley LLC Chapter 11 Plan, on the Effective Date, certain members of the Company’s management team will issue Medley LLC a $1,000,000 promissory note.

As of the Record Date, Seth Taube holds [   ] LLC Units, representing a beneficial ownership of [   ]% of Medley LLC. See “Ownership of Securities” for more information. The Medley LLC Chapter 11 Plan provides that all holders of LLC Units will retain its interests and will be unimpaired within the meaning of the Bankruptcy Code. As a result of the foregoing and following the issuance under the Medley LLC Chapter 11 Plan (as described above), Seth Taube will hold [   ] LLC Units, representing a beneficial ownership of [   ]% of Medley LLC following the issuance.

As described in “Background of the Medley LLC Chapter 11 Plan”, in connection with the Medley LLC Chapter 11 Plan, it is anticipated that certain equity incentive awards will be issued to Medley Personnel under the Company’s 2014 Omnibus Incentive Plan, as amended. It is expected that the terms related to such awards will be set forth in a supplement to the Medley LLC Chapter 11 Plan, with issuance of the awards subject to confirmation of the Medley LLC Chapter 11 Plan.

Required Vote

Pursuant to the rules of the NYSE, the approval of the issuance of our Class A common stock pursuant to the Medley LLC Chapter 11 Plan requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Special Meeting. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal at the Special Meeting. Abstentions are not considered votes cast on this proposal and will have no effect on the vote for this proposal. “Broker non-votes” will have no effect on the outcome of this vote.

As a result of certain of our executive officers and directors having aggregate beneficial ownership collectively representing [   ]% of the voting power of our common stock, the approval of the issuance of our Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the NYSE listing rule requirements by the Company’s stockholders is assured.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF OUR CLASS A COMMON STOCK PURSUANT TO THE MEDLEY LLC CHAPTER 11 PLAN. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the issuance of our Class A common stock pursuant to the Medley LLC Chapter 11 Plan in accordance with the recommendation of the Board.

PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE

General

The Company is asking stockholders to adopt and approve an amendment to the Certificate of Incorporation to effectuate the increase in the number of authorized shares of our Class A common stock as described in this Proposal No. 2 (the “Authorized Share Increase”). The Board has unanimously approved and declared advisable the Proposed Authorized Share Increase Amendment, and recommends that our stockholders adopt and approve the Proposed Authorized Share Increase Amendment. The foregoing description of the Proposed Authorized Share Increase Amendment is a summary, and is subject to the full text of the Proposed Authorized Share Increase Amendment, which is attached to this Proxy Statement as Annex C.

If stockholders approve this proposal, the Board will cause a Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Authorized Share Increase. We expect that the Authorized Share Increase will become effective on or about the business day immediately following the Special Meeting. No further action on the part of stockholders will be required to implement the Authorized Share Increase.

Pursuant to our Certificate of Incorporation, we currently have 5,000,000 shares of authorized Class A common stock. The Board recommends that our stockholders approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Class A common stock, from 5,000,000 shares to [ ] shares. The number of authorized shares of our Class B common stock and preferred stock will continue to be 1,000 and 1,000,000, respectively. The par value of our Class A common stock, Class B common stock and preferred stock will continue to be $0.01 per share. The additional Class A common stock to be authorized will have rights identical to the currently outstanding Class A common stock of the Company.

Purposes and Effects of Increasing the Number of Authorized Shares

The primary purpose of increasing the number of authorized shares of our Class A common stock is to effectuate the Medley LLC Chapter 11 Plan. In addition, if approved, this proposal would allow the Board to authorize additional shares of the Company’s Class A common stock without further stockholder approval, unless required by applicable law or stock exchange rules. For example, such additional issuances would ensure availability of shares for issuance of awards under its equity plans and, subject to market conditions, allow for offering of Class A common stock. The Board believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders.

Certificate of Amendment

If approved, this amendment to the Certificate of Incorporation would become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of Delaware, a form of which is attached as Annex C, which the Company intends to file promptly after the Special Meeting.

Required Vote

Under the DGCL, the affirmative vote of the holders of a majority in voting power of our outstanding shares of common stock as of the Record Date is required to adopt and approve the Proposed Authorized Share Increase Amendment. Because adoption and approval of the Amended Certificate of Incorporation to effect the Authorized Share Increase requires a majority in voting power of the outstanding shares of common stock, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees do not have discretionary authority to vote on the approval of the Proposed Authorized Share Increase Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AUTHORIZED SHARE INCREASE AMENDMENT. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Authorized Share Increase Amendment in accordance with the recommendation of the Board.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2021 annual meeting of stockholders, the proposal should be mailed by certified mail return receipt requested, to our General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2021 annual meeting proxy statement and form of proxy, a proposal must be received by our Secretary on or before May 24, 2021. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our bylaws permit stockholders to nominate directors and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the annual meeting of stockholders to be held in 2021, you must submit a timely notice in accordance with the procedures described in our bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our annual meeting to be held in 2021, such a proposal must be received on or after June 24, 2021, but not later than close of business on July 23, 2021. In the event that the date of the annual meeting of stockholders to be held in 2021 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the preceding year’s annual meeting of stockholders, such notice by the stockholder must be so received no earlier than 120 days prior to the annual meeting of stockholders to be held in 2021 and not later than the 90th day prior to such annual meeting of stockholders to be held in 2021 or 10 calendar days following the day on which public announcement of the date of such annual meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our bylaws. Such notice must set forth the information required under our bylaws, including, but not limited to, (i) for each director nominee proposed by the stockholder, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act, including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

OTHER BUSINESS

Under DGCL and our Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the Notice of Special Meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

By Order of the Board of Directors, /s/ Nathan Bryce Nathan Bryce General Counsel and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.mdly.com) and click on “SEC Filings” under the “Investors Relations” heading. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

General Counsel and Secretary

Medley Management Inc.

280 Park Avenue, 6th Floor East

New York, New York 10017

Annex A

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Medley LLC, [1] Debtor.	Chapter 11 Case No. 21-10526

CHAPTER 11 PLAN OF REORGANIZATION OF MEDLEY LLC

THIS CHAPTER 11 PLAN IS BEING SOLICITED FOR ACCEPTANCE OR REJECTION IN ACCORDANCE WITH SECTION 1125 OF THE BANKRUPTCY CODE AND WITHIN THE MEANING OF SECTION 1126 OF THE BANKRUPTCY CODE. THIS CHAPTER 11 PLAN WILL BE SUBMITTED TO THE BANKRUPTCY COURT FOR APPROVAL FOLLOWING SOLICITATION.

Eric J. Monzo (DE Bar No. 5214)

Brya M. Keilson (DE Bar No. 4643)

MORRIS JAMES LLP

500 Delaware Avenue; Suite 1500

Wilmington, DE 19801

Telephone: (302) 888-6800

Facsimile: (302) 571-1750

E-mail: emonzo@morrisjames.com

E-mail: bkeilson@morrisjames.com

Robert M. Hirsh, Esq.

Eric Chafetz, Esq.

Phillip Khezri, Esq.

LOWENSTEIN SANDLER LLP

1251 Avenue of the Americas

New York, New York 10020

Telephone: (973) 597-2500

Facsimile: (973) 597-2400

E-mail: rhirsh@lowenstein.com

E-mail: echafetz@lowenstein.co

E-mail: pkhezri@lowenstein.com

1 The last four digits of the Debtor’s taxpayer identification number are 7343.  The Debtor’s principal executive office is located at 280 Park Avenue, 6th Floor East, New York, New York 10017.

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L.	Indemnification Obligations	22
M.	Managing Member and Officers of the Reorganized Debtor	22
N.	Effectuating Documents; Further Transactions	22
O.	Section 1146 Exemption	22
P.	Director and Officer Liability Insurance	23
Q.	Preservation of Causes of Action	23

ARTICLE V.	TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES	24

A.	Assumption and Rejection of Executory Contracts and Unexpired Leases	24
B.	Claims Based on Rejection of Executory Contracts or Unexpired Leases	25
C.	Cure of Defaults for Assumed Executory Contracts and Unexpired Leases	25
D.	Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases	27
E.	Insurance Policies	27
F.	Reservation of Rights	27
G.	Nonoccurrence of Effective Date	27
H.	Contracts and Leases Entered Into After the Petition Date	27

ARTICLE VI.	PROVISIONS GOVERNING DISTRIBUTIONS	28

A.	Distributions on Account of Claims Allowed as of the Effective Date	28
B.	Disbursing Agent	28
C.	Rights and Powers of Disbursing Agent	28
D.	Delivery of Distributions and Undeliverable or Unclaimed Distributions	29
E.	Manner of Payment	30
F.	Section 1145 Exemption	30
G.	Compliance with Tax Requirements	31
H.	Allocations	31
I.	No Postpetition Interest on Claims	31
J.	Foreign Currency Exchange Rate	31
K.	Setoffs and Recoupment	31
L.	Claims Paid or Payable by Third Parties	32

ARTICLE VII.	PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS	33

A.	Disputed Claims Process	33
B.	Allowance of Claims	33
C.	Claims Administration Responsibilities	33
D.	Adjustment to Claims or Interests without Objection	34
E.	Disallowance of Claims or Interests	34
F.	No Distributions Pending Allowance	34

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G.	Distributions After Allowance	34
H.	No Interest	34

ARTICLE VIII.	SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS	35

A.	Discharge of Claims	35
B.	Release of Liens	35
C.	Releases by the Debtor	36
D.	Releases by the Releasing Parties	37
E.	Exculpation	38
F.	Injunction	38
G.	Protections Against Discriminatory Treatment	39
H.	Document Retention	39
I.	Reimbursement or Contribution	39

ARTICLE IX.	CONDITIONS PRECEDENT TO CONSUMMATION OF THE PLAN	39

A.	Conditions Precedent to the Effective Date	39
B.	Waiver of Conditions	41
C.	Effect of Failure of Conditions	41
D.	Substantial Consummation	41

ARTICLE X.	MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN	41

A.	Modification and Amendments	41
B.	Effect of Confirmation on Modifications	41
C.	Revocation or Withdrawal of Plan	41

ARTICLE XI.	RETENTION OF JURISDICTION	42

ARTICLE XII.	MISCELLANEOUS PROVISIONS	44

A.	Immediate Binding Effect	44
B.	Additional Documents	44
C.	Payment of Statutory Fees	44
D.	Statutory Committee and Cessation of Fee and Expense Payment	45
E.	Reservation of Rights	45
F.	Successors and Assigns	45
G.	Notices	45
H.	Term of Injunctions or Stays	46
I.	Entire Agreement	46
J.	Plan Supplement	46
K.	Nonseverability of Plan Provisions	47
L.	Votes Solicited in Good Faith	47
M.	Closing of Chapter 11 Case	47
N.	Waiver or Estoppel	48

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INTRODUCTION

Medley LLC, as debtor and debtor-in-possession (the “Debtor”), and Medley Management, Inc. propose this chapter 11 plan of reorganization (the “Plan”) for the resolution of the outstanding claims against, and equity interests in, the Debtor. Holders of Claims or Interests may refer to the Disclosure Statement for a discussion of the Debtor’s history, business, assets, results of operations, historical financial information, risk factors, a summary and analysis of this Plan, the Restructuring Transactions, and certain related matters. The Debtor and Medley Management, Inc. are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

ALL HOLDERS OF CLAIMS, TO THE EXTENT APPLICABLE, ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

ARTICLE I.
DEFINED TERMS, RULES OF INTERPRETATION, COMPUTATION OF TIME, AND GOVERNING LAW

A.	Defined Terms.

As used in this Plan, capitalized terms have the meanings set forth below.

“2024 Notes Indenture” means that certain indenture agreement (as may be amended, restated, supplemented, or otherwise modified from time to time) dated August 9, 2016, between Medley LLC, as issuer, and U.S. Bank National Association, as trustee, that governs the 2024 Notes.

“2024 Notes” means the senior unsecured notes with a maturity date of January 20, 2024 issued by Medley LLC pursuant to the 2024 Notes Indenture.

“2026 Notes Indenture” means that certain indenture agreement (as may be amended, restated, supplemented, or otherwise modified from time to time) dated August 9, 2016, between Medley LLC, as issuer, and U.S. Bank National Association, as trustee, that governs the 2026 Notes.

“2026 Notes” means the senior unsecured notes with a maturity date of August 15, 2026 issued by Medley LLC pursuant to the 2026 Notes Indenture.

“Administrative Claim” means a Claim for costs and expenses of administration of the Chapter 11 Case pursuant to sections 503(b), including section 503(b)(9), 507(a)(2), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred on or after the Petition Date until and including the Effective Date of preserving the Estate and operating the Debtor’s business (b) Claims for compensation for services rendered or reimbursement of expenses incurred under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code; and (c) all fees and charges assessed against the Estate pursuant to section 1930 of chapter 123 of title 28 of the United States Code.

“Affiliate” has the meaning set forth in section 101(2) of the Bankruptcy Code.

“Allowed” means, as to a Claim or Interest, a Claim or Interest allowed under the Plan, under the Bankruptcy Code, or by a Final Order as applicable.

“Avoidance Actions” means any and all actual or potential avoidance, recovery, subordination, or other Claims, Causes of Action, or remedies that may be brought by or on behalf of the Debtor or its Estate or other authorized parties in interest under the Bankruptcy Code or applicable non-bankruptcy law, including, but not limited to, Claims, Causes of Action, or remedies under sections 502, 510, 542, 544, 545, 547 through 553, and 724(a) of the Bankruptcy Code, or under similar local, state, federal, or foreign statutes and common law, including fraudulent transfer laws.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended from time to time.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware that is presiding over the Chapter 11 Case.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure promulgated under section 2075 of the Judicial Code and the general, local, and chambers rules of the Bankruptcy Court, each, as amended from time to time.

“Business Day” means any day other than a Saturday, Sunday, or other day on which the New York Stock Exchange or the NASDAQ is closed for trading.

“Cash” means cash in legal tender of the United States of America and cash equivalents, including bank deposits, checks, and other similar items.

“Cause of Action” or “Causes of Action” means any claims, interests, damages, remedies, causes of action, demands, rights, actions, suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, liens, indemnities, guaranties, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, matured or unmatured, suspected or unsuspected, in contract, tort, law, equity, or otherwise. Causes of Action also include, but are not limited to: (a) all rights of setoff, counterclaim, or recoupment and claims under contracts or for breaches of duties imposed by law; (b) the right to object to or otherwise contest Claims or Interests; (c) claims pursuant to sections 362, 510, 542, 543, 544 through 550, or 553 of the Bankruptcy Code; and (d) such claims and defenses as fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code.

“Chapter 11 Case” means the case pending for the Debtor under chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

“Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against the Debtor.

“Claims and Balloting Agent” means Kurtzman Carson Consultants LLC, the notice, claims, and solicitation agent proposed to be retained by the Debtor in the Chapter 11 Case.

“Claims Register” means the official register of Claims maintained by the Claims and Balloting Agent.

“Class” means a class of Claims or Interests as set forth in Article III of the Plan pursuant to section 1122(a) of the Bankruptcy Code.

“CM/ECF” means the Bankruptcy Court’s Case Management and Electronic Case Filing system.

“Confirmation Date” means the date upon which the Bankruptcy Court enters the Confirmation Order on the docket of the Chapter 11 Case, within the meaning of Bankruptcy Rules 5003 and 9021.

“Confirmation Hearing” means the hearing to be held by the Bankruptcy Court on Confirmation of the Plan, pursuant to Bankruptcy Rule 3020(b)(2) and sections 1128 and 1129 of the Bankruptcy Code, as such hearing may be continued from time to time.

“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

“Confirmation” means the Bankruptcy Court’s entry of the Confirmation Order on the docket of the Chapter 11 Case.

“Constitutional Documents” means certificates of formation, limited liability company agreements, partnership agreements, certificates of incorporation, bylaws, stockholders’ agreements or any similar entity organizational or constitutive document, as applicable.

“Consummation” means the occurrence of the Effective Date.

“Cure” means all amounts, including an amount of $0.00, required to cure any monetary defaults under any Executory Contract or Unexpired Lease (or such lesser amount as may be agreed upon by the parties under an Executory Contract or Unexpired Lease) that is to be assumed by the Debtor pursuant to sections 365 or 1123 of the Bankruptcy Code.

“D&O Liability Insurance Policies” means all insurance policies of the Debtor, or for the benefit of the Debtor, for directors’, managers’, and officers’ liability existing as of the Petition Date (including any “tail policy”) and all agreements, documents, or instruments relating thereto.

“Debtor Release” means the release set forth in Article VIII.C of the Plan.

“Disbursing Agent” means the Reorganized Debtor or the Entity or Entities selected by the Debtor or the Reorganized Debtor, as applicable, to make or facilitate distributions pursuant to the Plan.

“Disclosure Statement” means the disclosure statement for the Plan, including all exhibits and schedules thereto, to be approved by the Confirmation Order.

“Disputed” means, as to a Claim or an Interest, any Claim or Interest: (a) that is not Allowed; (b) that is not disallowed by the Plan, the Bankruptcy Code, or a Final Order, as applicable; (c) as to which a dispute is being adjudicated by a court of competent jurisdiction in accordance with non-bankruptcy law; (d) that is Filed in the Bankruptcy Court and not withdrawn, as to which a timely objection or request for estimation has been Filed; and (e) with respect to which a party in interest has Filed a Proof of Claim or otherwise made a written request to a Debtor for payment, without any further notice to or action, order, or approval of the Bankruptcy Court.

“Distribution Date” means, except as otherwise set forth herein, the date or dates determined by the Debtor or the Reorganized Debtor, as applicable, on or after the Effective Date, with the first such date occurring on or as soon as is reasonably practicable after the Effective Date, upon which the Disbursing Agent shall make distributions to holders of Allowed Claims entitled to receive distributions under the Plan.

“Distribution Record Date” means the record date for purposes of making distributions under the Plan on account of Allowed Claims, which date shall be the first day of the Confirmation Hearing.

“Effective Date” means the date that is the first Business Day on which (a) no stay of the Confirmation Order is in effect and (b) all conditions precedent to the occurrence of the Effective Date set forth in Article IX.A of the Plan have been satisfied or waived in accordance with Article IX.B of the Plan.

“Entity” has the meaning set forth in section 101(15) of the Bankruptcy Code.

“Estate” means the estate created for the Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code upon the commencement of the Chapter 11 Case.

“Exchange Act” means the Securities Exchange Act of 1934, 15 U.S.C. § 78a, et seq., as amended from time to time.

“Exculpated Parties” means collectively, and in each case in its capacity as such: (a) the Debtor; (b) any official committees appointed in the Chapter 11 Case and each of their respective members; (c) the Notes Trustee; and (d) with respect to each of the foregoing, such Entity and its current and former Affiliates, and such Entity’s and its current and former Affiliates’ current and former equity holders, subsidiaries, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

“Executory Contract” means a contract to which the Debtor is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

“Federal Judgment Rate” means the federal judgment rate in effect as of the Petition Date.

“File,” “Filed,” or “Filing” means file, filed, or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Case.

“Final Order” means an order or judgment of the Bankruptcy Court, or court of competent jurisdiction with respect to the subject matter that has not been reversed, stayed, modified, or amended, as entered on the docket in the Chapter 11 Case or the docket of any court of competent jurisdiction, and as to which the time to appeal, or seek certiorari or move for a new trial, reargument, or rehearing has expired and no appeal or petition for certiorari or other proceedings for a new trial, reargument, or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument, or rehearing will have been denied, resulted in no stay pending appeal of such order, or has otherwise been dismissed with prejudice; provided that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order will not preclude such order from being a Final Order.

“General Unsecured Claim” means any Claim other than an Administrative Claim, a Secured Tax Claim, a Secured Claim, a Priority Tax Claim, an Other Priority Claim, or a Notes Claim.

“General Unsecured Claims Pool” means $100,000.00 in Cash.

“Governmental Unit” has the meaning set forth in section 101(27) of the Bankruptcy Code.

“Impaired” means with respect to a Class of Claims or Interests, a Class of Claims or Interests that is impaired within the meaning of section 1124 of the Bankruptcy Code.

“Insider” has the meaning set forth in section 101(31) of the Bankruptcy Code.

“Intercompany Claim” means any Claim held by the Debtor against another non-Debtor Affiliate.

“Interest” means any equity security (as defined in section 101(16) of the Bankruptcy Code) in the Debtor and any other rights, options, warrants, stock appreciation rights, phantom stock rights, restricted stock units, redemption rights, repurchase rights, convertible, exercisable or exchangeable Securities or other agreements, arrangements or commitments of any character relating to, or whose value is related to, any such interest or other ownership interest in the Debtor, and any claim against or interest in the Debtor subject to subordination pursuant to section 510(b) of the Bankruptcy Code arising from or related to any of the foregoing. For the avoidance of doubt, Interests shall include all outstanding equity awards (whether vested or unvested) granted pursuant to an equity incentive plan, which shall vest in accordance with the terms of the applicable award documentation, with all unvested restricted stock awards maintaining their applicable vesting schedule as of the Effective Date.

“Judicial Code” means title 28 of the United States Code, 28 U.S.C. §§ 1–4001, as amended from time to time.

“Lien” has the meaning set forth in section 101(37) of the Bankruptcy Code.

“Managing Member” means Medley Management, the managing member of the Debtor, as of the first date of the Confirmation Hearing. If the identity of the Managing Member is intended to change as of the Effective Date, the new Managing Member shall be identified in the Plan Supplement.

“MDLY Stock” means the Class A common stock of Medley Management to be authorized by Medley Management prior to the Effective Date and issued in accordance with the Plan.

“Medley Management” means Medley Management, Inc.

“Notes Claims” means, collectively, all claims derived from or based upon the Notes or the Notes Indentures, including in each case claims for all principal amounts outstanding, interest, expenses, costs, and other charges arising thereunder or related thereto.

“Notes Indentures” means, collectively, the 2024 Notes Indenture and the 2026 Notes Indenture.

“Notes Trustee” means U.S. Bank National Association, in its capacity as trustee under the Notes Indentures.

“Notes” means, collectively, the 2024 Notes and the 2026 Notes.

“Organizational Documents” means the Constitutional Documents for the Debtor, including articles of incorporation, bylaws, stockholders’ agreements, and the identity of the board of directors, board of managers, or similar governing body, this Plan, and section 1123(a)(6) of the Bankruptcy Code (as applicable, and shall otherwise be in form and substance reasonably acceptable to the Debtor).

“Other Priority Claim” means any Claim, other than an Administrative Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

“Person” has the meaning set forth in section 101(41) of the Bankruptcy Code.

“Petition Date” means the date the Debtor commenced the Chapter 11 Case.

“Plan Distribution” means a payment or distribution to holders of Allowed Claims, Allowed Interests, or other eligible Entities under this Plan.

“Plan Objection Deadline” means the date the Bankruptcy Court establishes as the deadline to File an objection to Confirmation of the Plan.

“Plan Supplement” means the compilation of documents and forms of documents, agreements, schedules, and exhibits to the Plan (in each case, as may be altered, amended, modified, or supplemented from time to time in accordance with the terms hereof and in accordance with the Bankruptcy Code and Bankruptcy Rules) to be Filed prior to the Confirmation Hearing, and any additional documents Filed prior to the Effective Date as amendments to the Plan Supplement, including, but not limited to, the following, as applicable,: (a) the Organizational Documents; (b) the identity of the Managing Member; (c) the Rejected Executory Contracts and Unexpired Leases Schedule; and (d) the Schedule of Retained Causes of Action. The Debtor shall have the right to alter, amend, modify, or supplement the documents contained in the Plan Supplement through the Effective Date in accordance with this Plan.

“Priority Tax Claim” means any Claim of a Governmental Unit (as defined in section 101(27) the Bankruptcy Code) of the kind specified in section 507(a)(8) of the Bankruptcy Code.

“Pro Rata” means the proportion that an Allowed Claim or an Allowed Interest in a particular Class bears to the aggregate amount of Allowed Claims or Allowed Interests in that Class, unless otherwise indicated.

“Professional” means an Entity: (a) employed pursuant to a Bankruptcy Court order in accordance with sections 327, 363, or 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Confirmation Date, pursuant to sections 327, 328, 329, 330, 331, and 363 of the Bankruptcy Code; or (b) awarded compensation and reimbursement by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code.

“Professional Amount” means the aggregate amount of Professional Claims and other unpaid fees and expenses that the Professionals estimate they have incurred, or will incur, in rendering services to the Debtor as set forth in Article II.C of the Plan.

“Professional Claim” means a Claim by a professional seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code.

“Professional Escrow Account” means an interest-bearing account funded by the Debtor with Cash on the Effective Date in an amount equal to the Professional Amount.

“Promissory Note” means the $1,000,000.00 promissory note issued by certain members of the management team of Medley Management to the Debtor, a copy of which shall be included in the Plan Supplement.

“Proof of Claim” means a proof of Claim Filed against the Debtor in the Chapter 11 Case.

“Reinstate,” “Reinstated,” or “Reinstatement” means with respect to Claims and Interests, that the Claim or Interest shall not be discharged hereunder and the holder’s legal, equitable, and contractual rights on account of such Claim or Interest shall remain unaltered by Consummation in accordance with section 1124(1) of the Bankruptcy Code.

“Rejected Executory Contracts and Unexpired Leases Schedule” means the schedule of Executory Contracts and Unexpired Leases to be rejected by the Debtor pursuant to the Plan, which schedule shall be included in the Plan Supplement, as the same may be amended, modified, or supplemented from time to time in accordance with the terms of the Plan.

“Rejecting Noteholder Pool” means $100,000.00 in Cash.

“Released Claims” means any Claims or Interests that have been released, discharged, or are subject to exculpation pursuant to this Plan.

“Released Parties” means, collectively, and in each case in its capacity as such: the Debtor, the Reorganized Debtor, and the Notes Trustee, and each such Entity’s current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals.

“Releasing Parties” means, collectively, (a) the Notes Trustee; (b) all holders of Claims or Interests that vote to accept or are deemed to accept the Plan; (c) all holders of Claims or Interests that abstain from voting on the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; (d) all holders of Claims or Interests that vote to reject the Plan or are deemed to reject the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; (e) each current and former Affiliate of each Entity in clause (a) through (d); and (f) with respect to the Debtor, the Reorganized Debtor, and each of the foregoing Entities in clauses (a) through (e), such Entity and its current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such collectively.

“Reorganized Debtor” means collectively, the Debtor, or any successor or assign thereto, by merger, consolidation, or otherwise, on and after the Effective Date, including any new entity established in connection with the implementation of the Restructuring Transactions.

“Restructuring Transactions” means any transaction and any actions as may be necessary or appropriate to effect a corporate restructuring of the Debtor’s and the Reorganized Debtor’s, as applicable, respective business or a corporate restructuring of the overall corporate structure of the Debtor on the terms set forth in the Plan, including the issuance of all Securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Plan, one or more inter-company mergers, consolidations, amalgamations, arrangements, continuances, restructurings, conversions, dissolutions, transfers, liquidations, or other corporate transactions, as described in Article IV.B of the Plan.

“Schedule of Retained Causes of Action” means the schedule of certain Causes of Action of the Debtor that are not released, waived, or transferred pursuant to the Plan, as the same may be amended, modified, or supplemented from time to time.

“Secured Claim” means a Claim: (a) secured by a valid, perfected, and enforceable Lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the Bankruptcy Code, or (b) subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.

“Securities Act” means the Securities Act of 1933, as amended, 15 U.S.C. §§ 77a–77aa, or any similar federal, state, or local law, as now in effect or hereafter amended, and the rules and regulations promulgated thereunder.

“Security” means any security, as defined in section 2(a)(1) of the Securities Act.

“Strategic” means Strategic Capital Advisory Services, LLC.

“Strategic Claim” means the Claim held by Strategic pursuant to that certain letter agreement, dated as of December 31, 2018, by and between the Debtor and Strategic.

“Third-Party Release” means the releases set forth in Article VIII.D of the Plan.

“Unexpired Lease” means a lease to which the Debtor is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

“Unimpaired” means with respect to a Class of Claims or Interests, a Class of Claims or Interests that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

“Unsecured Claim” means any Claim that is not a Secured Claim.

B.	Rules of Interpretation.

For purposes of this Plan: (1) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (2) unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that the referenced document shall be substantially in that form, or substantially on those terms and conditions; (3) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit, whether or not Filed, having been Filed or to be Filed shall mean that document, schedule, or exhibit, as it may thereafter be amended, modified, or supplemented; (4) any reference to an Entity as a holder of a Claim or Interest includes that Entity’s successors and assigns; (5) unless otherwise specified, all references herein to “Articles” are references to Articles hereof or hereto; (6) unless otherwise specified, all references herein to exhibits are references to exhibits in the Plan Supplement; (7) unless otherwise specified, the words “herein,” “hereof,” and “hereto” refer to the Plan in its entirety rather than to a particular portion of the Plan; (8) subject to the provisions of any contract, certificate of incorporation, by-law, instrument, release, or other agreement or document entered into in connection with the Plan, the rights and obligations arising pursuant to the Plan shall be governed by, and construed and enforced in accordance with the applicable federal law, including the Bankruptcy Code and Bankruptcy Rules; (9) captions and headings to Articles are inserted for convenience of reference only and are not intended to be a part of, or to affect the interpretation of the, Plan; (10) unless otherwise specified herein, the rules of construction set forth in section 102 of the Bankruptcy Code shall apply; (11) any term used in capitalized form herein that is not otherwise defined but that is used in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be; (12) all references to docket numbers of documents Filed in the Chapter 11 Case are references to the docket numbers under the Bankruptcy Court’s CM/ECF system; (13) all references to statutes, regulations, orders, rules of courts, and the like shall, mean as amended from time to time, and as applicable to the Chapter 11 Case, unless otherwise stated; (14) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation”; (15) references to “Proofs of Claim,” “holders of Claims,” “Disputed Claims,” and the like shall include “Proofs of Interest,” “holders of Interests,” “Disputed Interests,” and the like, as applicable; (16) any immaterial effectuating provisions may be interpreted by the Reorganized Debtor in such a manner that is consistent with the overall purpose and intent of the Plan all without further notice to or action, order, or approval of the Bankruptcy Court or any other Entity; and (17) all references herein to consent, acceptance, or approval may be conveyed by counsel for the respective parties that have such consent, acceptance, or approval rights, including by electronic mail.

C.	Computation of Time.

Unless otherwise specifically stated herein, the provisions of Bankruptcy Rule 9006(a) shall apply in computing any period of time prescribed or allowed herein. If the date on which a transaction may occur pursuant to the Plan shall occur on a day that is not a Business Day, then such transaction shall instead occur on the next succeeding Business Day. Any action to be taken on the Effective Date may be taken on, or as soon as reasonably practicable after, the Effective Date.

D.	Governing Law.

Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated, the laws of Delaware, without giving effect to the principles of conflict of laws (other than 6 Del.C. § 2708), shall govern the rights, obligations, construction, and implementation of the Plan, any agreements, documents, instruments, or contracts executed or entered into in connection with the Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreement shall control), and corporate governance matters.

E.	Reference to Monetary Figures.

All references in the Plan to monetary figures shall refer to currency of the United States of America, unless otherwise expressly provided herein.

F.	Reference to the Debtor or the Reorganized Debtor.

Except as otherwise specifically provided in the Plan to the contrary, references in the Plan to the Debtor or the Reorganized Debtor shall mean the Debtor and the Reorganized Debtor, as applicable, to the extent the context requires.

G.	Controlling Documents.

In the event of an inconsistency between the Plan and the Disclosure Statement, the terms of the Plan shall control in all respects. In the event of an inconsistency between the Plan and the Plan Supplement, the terms of the relevant provision in the Plan Supplement shall control (unless stated otherwise in such Plan Supplement document or in the Confirmation Order). In the event of an inconsistency between the Confirmation Order and the Plan, the Confirmation Order shall control.

H.	Consultation, Information, Notice, and Consent Rights.

Notwithstanding anything herein to the contrary, all exhibits to the Plan, and the Plan Supplement, including any amendments, restatements, supplements, or other modifications to such agreements and documents, and any consents, waivers, or other deviations under or from any such documents, shall be incorporated herein by this reference (including to the applicable definitions in Article I.A hereof) and fully enforceable as if stated in full herein.

ARTICLE II.
ADMINISTRATIVE CLAIMS AND PRIORITY CLAIMS

In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Professional Claims, and Priority Tax Claims have not been classified and, thus, are excluded from the Classes of Claims and Interests set forth in Article III hereof.

A.	Administrative Claims.

Unless otherwise agreed to by the holder of an Allowed Administrative Claim and the Debtor or the Reorganized Debtor, as applicable, each holder of an Allowed Administrative Claim (other than holders of Professional Claims and Claims for fees and expenses pursuant to section 1930 of chapter 123 of title 28 of the United States Code) will receive in full and final satisfaction of its Administrative Claim an amount of Cash equal to the amount of such Allowed Administrative Claim in accordance with the following: (1) if an Administrative Claim is Allowed on or prior to the Effective Date, on the Effective Date or as soon as reasonably practicable thereafter (or, if not then due, when such Allowed Administrative Claim is due or as soon as reasonably practicable thereafter); (2) if such Administrative Claim is not Allowed as of the Effective Date, no later than thirty (30) days after the date on which an order allowing such Administrative Claim becomes a Final Order, or as soon as reasonably practicable thereafter; (3) if such Allowed Administrative Claim is based on liabilities incurred by the Debtor in the ordinary course of their business after the Petition Date in accordance with the terms and conditions of the particular transaction giving rise to such Allowed Administrative Claim without any further action by the holders of such Allowed Administrative Claim; (4) at such time, and upon such terms, as may be agreed upon by such holder and the Debtor or the Reorganized Debtor, as applicable; or (5) at such time, and upon such terms, as set forth in an order of the Bankruptcy Court.

B.	Professional Claims.

1.	Final Fee Applications and Payment of Professional Claims.

All requests for payment of Professional Claims for services rendered and reimbursement of expenses incurred prior to the Confirmation Date must be Filed no later than 45 days after the Effective Date. The Bankruptcy Court shall determine the Allowed amounts of such Professional Claims after notice and a hearing in accordance with the procedures established by the Bankruptcy Court. The Reorganized Debtor shall pay Professional Claims in Cash in the amount the Bankruptcy Court allows, including from the Professional Escrow Account, which the Reorganized Debtor will establish in trust for the Professionals and fund with Cash equal to the Professional Amount on the Effective Date.

2.	Professional Escrow Account.

On the Effective Date, the Reorganized Debtor shall establish and fund the Professional Escrow Account with Cash equal to the Professional Amount, which shall be funded by the Reorganized Debtor. The Professional Escrow Account shall be maintained in trust solely for the Professionals. Such funds shall not be considered property of the Estate of the Debtor or the Reorganized Debtor. The amount of Allowed Professional Claims shall be paid in Cash to the Professionals by the Reorganized Debtor from the Professional Escrow Account as soon as reasonably practicable after such Professional Claims are Allowed. When such Allowed Professional Claims have been paid in full, any remaining amount in the Professional Escrow Account shall promptly be paid to the Reorganized Debtor without any further action or order of the Bankruptcy Court.

3.	Professional Amount.

Professionals shall reasonably estimate their unpaid Professional Claims and other unpaid fees and expenses incurred in rendering services to the Debtor before and as of the Effective Date, and shall deliver such estimate to the Debtor no later than five days before the Effective Date; provided that such estimate shall not be deemed to limit the amount of the fees and expenses that are the subject of each Professional’s final request for payment in the Chapter 11 Case. If a Professional does not provide an estimate, the Debtor or Reorganized Debtor, as applicable, may estimate the unpaid and unbilled fees and expenses of such Professional.

4.	Post-Confirmation Fees and Expenses.

Except as otherwise specifically provided for in the Plan, from and after the Confirmation Date, the Debtor shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses related to implementation of the Plan and Consummation incurred by the Debtor. Upon the Confirmation Date, any requirement that Professionals comply with sections 327 through 331, 363, and 1103 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate, and the Debtor may employ and pay any Professional in the ordinary course of business without any further notice to, or action, order, or approval of, the Bankruptcy Court.

C.	Priority Tax Claims.

Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each holder of such Allowed Priority Tax Claim shall be treated in accordance with the terms set forth in section 1129(a)(9)(C) of the Bankruptcy Code.

ARTICLE III.
CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

A.	Classification of Claims and Interests.

Except for the Claims addressed in Article II hereof, all Claims and Interests are classified in the Classes set forth below in accordance with sections 1122 and 1123(a)(1) of the Bankruptcy Code. A Claim or an Interest, or any portion thereof, is classified in a particular Class only to the extent that any portion of such Claim or Interest fits within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest fits within the description of such other Classes. A Claim or an Interest also is classified in a particular Class for the purpose of receiving distributions under the Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and has not been paid, released, or otherwise satisfied prior to the Effective Date.

The classification of Claims and Interests against the Debtor pursuant to the Plan is as follows:

Class	Claims and Interests	Status	Voting Rights
Class 1	Secured Claims	Unimpaired	Not Entitled to Vote (Presumed to Accept)
Class 2	Other Priority Claims	Unimpaired	Not Entitled to Vote (Presumed to Accept)
Class 3	Notes Claims	Impaired	Entitled to Vote
Class 4	Strategic Claim	Impaired	Entitled to Vote
Class 5	General Unsecured Claims	Impaired	Entitled to Vote
Class 6	Intercompany Claims	Unimpaired / Impaired	Not Entitled to Vote (Presumed to Accept or Deemed to Reject)
Class 7	Interests	Unimpaired	Not Entitled to Vote (Presumed to Accept)

B.	Treatment of Claims and Interests.

Each holder of an Allowed Claim or an Allowed Interest, as applicable, shall receive under the Plan the treatment described below in full and final satisfaction, settlement, release, and discharge of, and in exchange for such holder’s Allowed Claim or an Allowed Interest, except to the extent different treatment is agreed to by the Reorganized Debtor and the holder of such Allowed Claim or Allowed Interest, as applicable. Unless otherwise indicated, the holder of an Allowed Claim or an Allowed Interest, as applicable, shall receive such treatment on the Effective Date or as soon as reasonably practicable thereafter.

1.	Class 1 – Secured Claims

(a)	Classification: Class 1 consists of all Secured Claims.

(b)	Treatment: Each holder of an Allowed Secured Claim shall receive, at the option of the Debtor and in its sole discretion:

(i)	payment in full in Cash of its Allowed Secured Claim;

(ii)	the collateral securing its Allowed Secured Claim;

(iii)	Reinstatement of its Allowed Secured Claim; or

(iv)	such other treatment rendering its Allowed Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

(c)

Voting: Class 1 is Unimpaired under the Plan. Holders of Secured Claims are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.

2.	Class 2 – Other Priority Claims

(a)	Classification: Class 2 consists of all Other Priority Claims.

(b)	Treatment: Each holder of an Allowed Other Priority Claim shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code.

(c)

Voting: Class 2 is Unimpaired under the Plan. Holders of Other Priority Claims are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.

3.	Class 3 – Notes Claims

(a)	Classification: Class 3 consists of all Notes Claims.

(b)

Allowance: On the Effective Date, the Notes Claims shall be Allowed in full, including accrued and unpaid interest, fees, costs, and expenses plus any and all other amounts owed under Notes Indentures.

(c)	Treatment: On the Effective Date, each holder of an Allowed Notes Claim shall receive:

(i)	If such holder votes to accept the Plan: 0.600 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder;

(ii)	If such holder does not take any action and does not vote on the Plan: 0.450 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder; or

(iii)

If such holder elects to Opt-Out of the Third Party Release contained in Article VIII of the Plan and/or votes to reject the Plan, the lesser of: (x) 0.134 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder; or (y) a pro rata share of the Rejecting Noteholder Pool.

(d)	Voting: Class 3 is Impaired under the Plan. Holders of Notes Claims are entitled to vote to accept or reject the Plan.

4.	Class 4 – Strategic Claim

(a)	Classification: Class 4 consists of the Strategic Claim.

(b)	Allowance: On the Effective Date, the Strategic Claim shall be Allowed in full, in the aggregate amount of $7,700,000.

(c)

Treatment: The holder of the Allowed Strategic Claim shall receive: (i) 218,182 shares of newly issued MDLY Stock; (ii) $350,000 in Cash on the Effective Date or as soon as practicable thereafter; and (iii) a secured promissory note, the form of which will be negotiated between the parties prior to the Confirmation Hearing, which provides for 10 consecutive quarterly payments of $225,000 in Cash, commencing on the last Business Day of the first full calendar quarter following the Effective Date.

(d)	Voting: Class 4 is Impaired under the Plan. The holder of the Strategic Claim is entitled to vote to accept or reject the Plan.

5.	Class 5 – General Unsecured Claims

(a)	Classification: Class 5 consists of all General Unsecured Claims.

(b)	Treatment: Each holder of an Allowed General Unsecured Claim shall receive, at the option of the Debtor:

(i)	the lesser of: the amount of its Allowed General Unsecured Claim in Cash; or its pro rata share of the General Unsecured Claims Pool; or

(ii)	Reinstatement.

(c)	Voting: Class 5 is Impaired under the Plan. The holders of Class 5 Claims are entitled to vote to accept or reject the Plan.

6.	Class 6 – Intercompany Claims

(a)	Classification: Class 6 consists of all Intercompany Claims.

(b)	Treatment: Each Allowed Intercompany Claim shall be, at the option of the Debtor, either:

(i)	Reinstated; or

(ii)	canceled, released, and extinguished, and without any distribution, at the Debtor’s election and in its sole discretion.

(c)

Voting: Class 6 is conclusively deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code or rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Class 6 is not entitled to vote to accept or reject the Plan.

7.	Class 7 – Interests

(a)	Classification: Class 7 consists of all Interests.

(b)	Treatment: Each holder of an Interest shall retain such Interest.

(c)

Voting: Holders of Interests are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.

C.	Special Provision Governing Unimpaired Claims.

Except as otherwise provided for in the Plan, nothing under the Plan shall affect the Debtor’s or the Reorganized Debtor’s, as applicable, rights regarding any Unimpaired Claim, including, all rights regarding legal and equitable defenses to, or setoffs or recoupments against, any such Unimpaired Claim.

D.	Elimination of Vacant Classes.

Any Class of Claims or Interests that does not have a holder of an Allowed Claim or Allowed Interest or a Claim or Interest temporarily Allowed by the Bankruptcy Court as of the date of the Confirmation Hearing shall be deemed eliminated from the Plan for purposes of voting to accept or reject the Plan and for purposes of determining acceptance or rejection of the Plan by such Class pursuant to section 1129(a)(8) of the Bankruptcy Code.

E.	Voting Classes, Presumed Acceptance by Non-Voting Classes.

If a Class contains Claims or Interests eligible to vote and no holders of Claims or Interests eligible to vote in such Class vote to accept or reject the Plan, the holders of such Claims or Interests in such Class shall be deemed to have accepted the Plan.

F.	Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code.

Section 1129(a)(10) of the Bankruptcy Code shall be satisfied for purposes of Confirmation by acceptance of the Plan by one or more of the Classes entitled to vote pursuant to Article III.B of the Plan. The Debtor reserves the right to modify the Plan in accordance with Article X hereof to the extent that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification, including by modifying the treatment applicable to a Class of Claims or Interests to render such Class of Claims or Interests Unimpaired.

G.	Controversy Concerning Impairment.

If a controversy arises as to whether any Claims or Interests, or any Class of Claims or Interests, are Impaired, the Bankruptcy Court shall, after notice and a hearing, determine such controversy on or before the Confirmation Date.

H.	Subordinated Claims.

The allowance, classification, and treatment of all Allowed Claims and Allowed Interests and the respective distributions and treatments under the Plan take into account and conform to the relative priority and rights of the Claims and Interests in each Class in connection with any contractual, legal, and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise. Pursuant to section 510 of the Bankruptcy Code, the Debtor or Reorganized Debtor, as applicable, reserves the right to re-classify any Allowed Claim or Allowed Interest in accordance with any contractual, legal, or equitable subordination relating thereto.

ARTICLE IV.
MEANS FOR IMPLEMENTATION OF THE PLAN

A.	General Settlement of Claims and Interests.

As discussed in detail in the Disclosure Statement, and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, distributions, releases, and other benefits provided for under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Interests and controversies resolved pursuant to the Plan, including (1) any challenge to the amount, validity, perfection, enforceability, priority or extent of the Notes Claims and (2) any claim to avoid, subordinate, or disallow any Notes Claims, whether under any provision of chapter 5 of the Bankruptcy Code, on any equitable theory (including equitable subordination, equitable disallowance, or unjust enrichment) or otherwise. The Plan shall be deemed a motion to approve the good faith compromise and settlement of all such Claims, Interests, and controversies pursuant to Bankruptcy Rule 9019, and the entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of such compromise and settlement under section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, as well as a finding by the Bankruptcy Court that such settlement and compromise is fair, equitable, reasonable and in the best interests of the Debtor and its Estate. Subject to Article VI hereof, all distributions made to holders of Allowed Claims and Allowed Interests (as applicable) in any Class are intended to be and shall be final.

B.	Restructuring Transactions.

On or before the Effective Date, the Debtor or the Reorganized Debtor, as applicable, shall enter into, and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions. The actions to implement the Restructuring Transactions may include: (1) the execution and delivery of appropriate agreements or other documents of merger, amalgamation, consolidation, restructuring, conversion, disposition, transfer, arrangement, continuance, dissolution, sale, purchase, or liquidation containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities determine to be necessary, including making filings or recordings that may be required by applicable law in connection with the Plan. The Confirmation Order shall, and shall be deemed to, pursuant to sections 363 and 1123 of the Bankruptcy Code, authorize, among other things, all actions as may be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate the Plan.

C.	Reorganized Debtor.

On the Effective Date, the Managing Member shall remain unaffected, and the Reorganized Debtor shall adopt the Organizational Documents (subject to any technical modification necessary). The Reorganized Debtor shall be authorized to adopt any other agreements, documents, and instruments and to take any other actions contemplated under the Plan as necessary to consummate the Plan. Cash payments to be made pursuant to the Plan will be made by the Debtor or Reorganized Debtor, as applicable. The Debtor and Reorganized Debtor will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtor or Reorganized Debtor, as applicable, to satisfy their obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtor’s historical intercompany account settlement practices and will not violate the terms of the Plan.

From and after the Effective Date, the Reorganized Debtor, subject to any applicable limitations set forth in any post-Effective Date agreement, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing, subject to the Organizational Documents, as the Managing Member deems appropriate.

D.	Sources of Consideration for Plan Distributions.

The Debtor and the Reorganized Debtor, as applicable, shall fund distributions under the Plan with:

(1) Cash on hand, including Cash from operations; (2) the Promissory Note; (3) the issuance of MDLY Stock; (4) the General Unsecured Claims Pool; and (5) the Rejecting Noteholder Pool.

1.	Promissory Note.

On the Effective Date, certain members of the management team of Medley Management will issue the Debtor a $1,000,000.00 promissory note, a copy of which shall be included in the Plan Supplement.

2.	Issuance of MDLY Stock.

The issuance of the MDLY Stock shall be authorized by Medley Management prior to the Effective date, without the need for any further corporate action on behalf of the Debtor and without any further action by the holders of Claims or Interests. Medley Management shall be authorized to issue the number of shares of MDLY Stock required to be issued under the Plan.

All of the shares of MDLY Stock issued pursuant to the Plan shall be duly authorized, validly issued, fully paid, and non-assessable. Each distribution and issuance referred to Article VI hereof shall be governed by the terms and conditions set forth in the Plan applicable to such distribution or issuance and by the terms and conditions of the instruments evidencing or relating to such distribution or issuance, which terms and conditions shall bind each Entity receiving such distribution or issuance.

E.	General Unsecured Claims Pool.

On the Effective Date, the Reorganized Debtor shall establish the General Unsecured Claims Pool with Cash in an amount equal to $100,000. The General Unsecured Claims Pool shall be maintained in trust solely for holders of General Unsecured Claims. Such funds shall not be considered property of the Debtor or the Reorganized Debtor; provided that any funds remaining in the General Unsecured Claims Pool after all General Unsecured Claims Distributions have been made shall be distributed to and vest in the Reorganized Debtor.

F.	Rejecting Noteholder Pool.

On the Effective Date, the Reorganized Debtor shall establish the Rejecting Noteholder Pool with Cash in an amount equal to $100,000. The Rejecting Noteholder Pool shall be maintained in trust solely for holders of Notes Claims that Opt-Out of the Third Party Release contained in Article VIII of the Plan and/or vote to reject the Plan. Such funds shall not be considered property of the Debtor or the Reorganized Debtor; provided that any funds remaining in the Rejecting Noteholder Pool after all Distributions have been made shall be distributed to and vest in the Reorganized Debtor.

G.	Corporate Existence.

Except as otherwise provided in the Plan or any agreement, instrument, or other document incorporated in the Plan or the Plan Supplement, the Debtor shall continue to exist after the Effective Date as a separate corporate entity, limited liability company, partnership, or other form, as the case may be, with all the powers of a corporation, limited liability company, partnership, or other form, as the case may be, pursuant to the applicable law in the jurisdiction in which the Debtor is incorporated or formed and pursuant to the respective certificate of incorporation and bylaws (or other formation documents) in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws (or other formation documents) are amended under the Plan or otherwise, and to the extent such documents are amended, such documents are deemed to be amended pursuant to the Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law). After the Effective Date, the certificate of incorporation and bylaws (or other formation documents) of the Reorganized Debtor may be amended or modified on the terms therein without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. After the Effective Date, the Reorganized Debtor may be disposed of, dissolved, wound down, or liquidated without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

H.	Vesting of Assets in the Reorganized Debtor.

Except as otherwise provided in the Confirmation Order, the Plan, or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to, the Plan or Plan Supplement, on the Effective Date, all property in the Estate, all Causes of Action, including any actions specifically enumerated in the Schedule of Retained Causes of Action, and any property acquired by the Debtor pursuant to the Plan shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, charges, or other encumbrances. On and after the Effective Date, except as otherwise provided in the Plan, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court, and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

I.	Cancellation of Existing Securities and Agreements.

On the Effective Date, except with respect to the Promissory Note, and except to the extent otherwise provided in the Plan, all notes, instruments, certificates, credit agreements, indentures, and other documents evidencing Claims, but not Interests, which are unimpaired, shall be deemed cancelled and the obligations of the Debtor thereunder, or in any way related thereto, shall be deemed satisfied in full, cancelled, discharged, and of no force or effect. Holders of, or parties to such cancelled instruments, Securities, and other documentation will have no rights arising from, or relating to, such instruments, Securities, and other documentation, or the cancellation thereof, except the rights provided for pursuant to this Plan. Notwithstanding anything to the contrary herein, but subject to any applicable provisions of Article VI hereof, the Notes Indentures shall continue in effect solely to the extent necessary to: (1) permit holders of Claims under the Notes Indentures to receive their respective distributions pursuant to this Plan; (2) permit the Reorganized Debtor and the Disbursing Agent, as applicable, to make distribution on account of the Allowed Claims under the Notes Indentures; and (3) permit the Notes Trustee to seek compensation and/or reimbursement of fees and expenses in accordance with the terms of this Plan. Except as provided in this Plan (including Article VI hereof), on the Effective Date, the Notes Trustee, and its respective agents, successors, and assigns, shall be automatically and fully discharged of all of their duties and obligations associated with the Notes Indentures. The commitments and obligations (if any) of the holders of the Notes to extend any further or future credit or financial accommodations to the Debtor, any of its subsidiaries or successors or assigns under the Notes Indentures, shall fully terminate and be of no further force or effect on the Effective Date.

J.	Corporate Action.

Upon the Effective Date, all actions contemplated under the Plan shall be deemed authorized and approved in all respects, including: (1) selection of the directors and officers for the Reorganized Debtor; (2) the issuance and distribution of the MDLY Stock; (3) implementation of the Restructuring Transactions; (4) the Promissory Note, if necessary; (5) all other actions contemplated under the Plan (whether to occur before, on, or after the Effective Date); (6) adoption of the Organizational Documents; (7) the rejection, assumption, or assumption and assignment, as applicable, of Executory Contracts and Unexpired Leases; and (8) all other acts or actions contemplated or reasonably necessary or appropriate to promptly consummate the Restructuring Transactions contemplated by the Plan (whether to occur before, on, or after the Effective Date). All matters provided for in the Plan involving the corporate structure of the Debtor or the Reorganized Debtor, and any corporate, partnership, limited liability company, or other governance action required by the Debtor or the Reorganized Debtor, as applicable, in connection with the Plan shall be deemed to have occurred and shall be in effect, without any requirement of further action by the Security holders, members, directors, or officers of the Debtor or the Reorganized Debtor, as applicable. On or (as applicable) prior to the Effective Date, the appropriate officers of the Debtor or the Reorganized Debtor, as applicable, shall be authorized and (as applicable) directed to issue, execute, and deliver the agreements, documents, Securities, and instruments contemplated under the Plan (or necessary or desirable to effect the transactions contemplated under the Plan) in the name of, and on behalf of ,the Reorganized Debtor, including the MDLY Stock, the Organizational Documents, the Promissory Note, and any and all other agreements, documents, Securities, and instruments relating to the foregoing. The authorizations and approvals contemplated by this Article IV.I shall be effective notwithstanding any requirements under non-bankruptcy law.

K.	Organizational Documents.

On or immediately prior to the Effective Date, the Organizational Documents shall be automatically adopted by the Reorganized Debtor. To the extent required under the Plan or applicable non-bankruptcy law, the Reorganized Debtor will file its Organizational Documents with the applicable Secretary of State and/or other applicable authorities in its respective state or country of organization if and to the extent required in accordance with the applicable laws of the respective state or country of organization. The Organizational Documents will prohibit the issuance of non-voting equity Securities, to the extent required under section 1123(a)(6) of the Bankruptcy Code. After the Effective Date, the Reorganized Debtor may amend and restate its respective Organizational Documents in accordance with the terms thereof, and the Reorganized Debtor may file such amended certificates or articles of incorporation, bylaws, or such other applicable formation documents, and other constituent documents as permitted by the laws of the respective states, provinces, or countries of incorporation and the Organizational Documents.

L.	Indemnification Obligations.

All indemnification provisions currently in place (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) as of the Petition Date for the current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor, as applicable, shall, to the fullest extent permitted by applicable law, be reinstated and remain intact, irrevocable, and shall survive the Effective Date on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor than the indemnification provisions in place prior to the Effective Date.

M.	Managing Member and Officers of the Reorganized Debtor.

Unless otherwise specified in the Plan Supplement, as of the Effective Date, the term of the current Managing Member of the Debtor shall remain unaffected. To the extent known, the identity of any new Managing Member will be disclosed in the Plan Supplement or prior to the Confirmation Hearing, consistent with section 1129(a)(5) of the Bankruptcy Code. The Managing Member and each officer of the Reorganized Debtor shall serve from and after the Effective Date pursuant to the terms of the Organizational Documents and other constituent documents.

N.	Effectuating Documents; Further Transactions.

On and after the Effective Date, the Reorganized Debtor, and its respective officers, directors, members, or managers (as applicable), are authorized to, and may issue, execute, deliver, file, or record such contracts, Securities, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan and the Securities issued pursuant to the Plan on behalf of the Reorganized Debtor, without the need for any approvals, authorization, or consents except for those expressly required pursuant to the Plan.

O.	Section 1146 Exemption.

To the fullest extent permitted by section 1146(a) of the Bankruptcy Code, any transfers (whether from the Debtor to the Reorganized Debtor or to any other Person or Entity) of property under the Plan or pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity Security, or other interest in the Debtor or the Reorganized Debtor; (2) the Restructuring Transactions; (3) the creation, modification, consolidation, termination, refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (4) the making, assignment, or recording of any lease or sublease; (5) the Promissory Note; or (6) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to the Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, personal property transfer tax, sales or use tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. All filing or recording officers (or any other Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

P.	Director and Officer Liability Insurance.

Notwithstanding anything in the Plan to the contrary, the Reorganized Debtor shall be deemed to have assumed all of the D&O Liability Insurance Policies covering the Debtor pursuant to section 365(a) of the Bankruptcy Code effective as of the Effective Date. Entry of the Confirmation Order will constitute the Bankruptcy Court’s approval of the Reorganized Debtor’s foregoing assumption of each of the unexpired D&O Liability Insurance Policies. Notwithstanding anything to the contrary contained in the Plan, Confirmation of the Plan shall not discharge, impair, or otherwise modify any indemnity obligations assumed by the foregoing assumption of the D&O Liability Insurance Policies, and each such indemnity obligation will be deemed and treated as an Executory Contract that has been assumed by the Debtor under the Plan as to which no Proof of Claim need be filed.

In addition, after the Effective Date, the Reorganized Debtor shall not terminate or otherwise reduce the coverage under any D&O Liability Insurance Policies (including any “tail policy”) in effect on or after the Petition Date, with respect to conduct occurring prior thereto, and all directors and officers of the Debtor who served in such capacity at any time prior to the Effective Date shall be entitled to the full benefits of any such policy for the full term of such policy, to the extent set forth therein, regardless of whether such directors and officers remain in such positions after the Effective Date.

Q.	Preservation of Causes of Action.

In accordance with section 1123(b) of the Bankruptcy Code, but subject to Article VIII hereof, the Reorganized Debtor, shall retain and may enforce all rights to commence and pursue, as appropriate, any and all Causes of Action of the Debtor, whether arising before or after the Petition Date, including any actions specifically enumerated in the Schedule of Retained Causes of Action, and the Reorganized Debtor’s rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date, other than the Causes of Action explicitly released by the Debtor pursuant to the releases and exculpations contained in the Plan, including in Article VIII hereof, which shall be deemed released and waived by the Debtor and the Reorganized Debtor as of the Effective Date.

The Reorganized Debtor may pursue such retained Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtor. No Entity (other than the Released Parties) may rely on the absence of a specific reference in the Plan, the Plan Supplement, or the Disclosure Statement to any Cause of Action against it as any indication that the Debtor or the Reorganized Debtor, as applicable, will not pursue any and all available Causes of Action of the Debtor against it. The Debtor and the Reorganized Debtor expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in the Plan, including Article VIII hereof. Unless any Causes of Action of the Debtor against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Final Order, the Reorganized Debtor expressly preserves all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation of the Plan.

The Reorganized Debtor reserves and shall retain such Causes of Action of the Debtor notwithstanding the rejection or repudiation of any Executory Contract or Unexpired Lease during the Chapter 11 Case or pursuant to the Plan. In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that the Debtor may hold against any Entity shall vest in the Reorganized Debtor, except as otherwise expressly provided in the Plan, including Article VIII hereof. The Reorganized Debtor, through its authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action. The Reorganized Debtor shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court.

ARTICLE V.
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A.	Assumption and Rejection of Executory Contracts and Unexpired Leases.

On the Effective Date, except as otherwise provided in Article V.H.1 and elsewhere herein, all Executory Contracts or Unexpired Leases not otherwise assumed or rejected will be deemed assumed by the Reorganized Debtor in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those that are: (1) identified on the Rejected Executory Contracts and Unexpired Leases Schedule; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed or rejected by the Debtor pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date.

Entry of the Confirmation Order shall constitute an order of the Bankruptcy Court approving the assumptions, assumptions and assignments, or rejections of the Executory Contracts or Unexpired Leases as set forth in the Plan or the Rejected Executory Contracts and Unexpired Leases Schedule, pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Except as otherwise specifically set forth herein, assumptions or rejections of Executory Contracts and Unexpired Leases pursuant to the Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed pursuant to the Plan or by Bankruptcy Court order, but not assigned to a third party before the Effective Date shall re-vest in and be fully enforceable by the Reorganized Debtor in accordance with its terms, except as such terms may have been modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by a Final Order on or after the Effective Date, but may be withdrawn, settled, or otherwise prosecuted by the Reorganized Debtor.

To the maximum extent permitted by law, and to the extent any provision in any Executory Contract or Unexpired Lease assumed, or assumed and assigned pursuant to the Plan, restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption or assumption and assignment of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by the Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease, or to exercise any other default-related rights with respect thereto. Notwithstanding anything to the contrary in the Plan, the Debtor or the Reorganized Debtor, as applicable, reserve the right to alter, amend, modify, or supplement the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to forty-five (45) days after the Effective Date.

B.	Claims Based on Rejection of Executory Contracts or Unexpired Leases.

Unless otherwise provided by a Final Order of the Bankruptcy Court, all Proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be Filed with the Bankruptcy Court within thirty (30) days after the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection, (2) the effective date of such rejection, or (3) the Effective Date. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not Filed with the Bankruptcy Court within such time will be automatically disallowed, forever barred from assertion, and shall not be enforceable against the Debtor or the Reorganized Debtor, the Estate, or their property, as applicable, without the need for any objection by the Reorganized Debtor or further notice to, or action, order, or approval of the Bankruptcy Court or any other Entity, and any Claim arising out of the rejection of the Executory Contract or Unexpired Lease shall be deemed fully satisfied, released, and discharged, notwithstanding anything in the Proof of Claim to the contrary. All Allowed Claims arising from the rejection of the Debtor’s Executory Contracts or Unexpired Leases shall be classified as General Unsecured Claims and shall be treated in accordance with Article III.B.5 of this Plan.

C.	Cure of Defaults for Assumed Executory Contracts and Unexpired Leases.

No later than seven (7) calendar days before the Confirmation Hearing, the Debtor shall provide notices of proposed Cure amounts to the counterparties to the assumed Executory Contracts or Unexpired Leases, which shall include a description of the procedures for objecting to the proposed Cure amounts or the Reorganized Debtor’s ability to provide “adequate assurance of future performance thereunder” (within the meaning of section 365 of the Bankruptcy Code). Unless otherwise agreed in writing by the parties in the applicable Executory Contract or Unexpired Lease, any objection by a counterparty to an Executory Contract or Unexpired Lease to a proposed assumption or related Cure amount must be Filed, served, and actually received by the counsel to the Debtor no later than the date and time specified in the notice. Any counterparty to an Executory Contract or Unexpired Lease that fails to object timely to the proposed assumption or Cure amount will be deemed to have assented to such assumption or Cure amount.

Unless otherwise agreed upon in writing by the parties to the applicable Executory Contract or Unexpired Lease, all requests for payment of Cure that differ from the amounts paid or proposed to be paid by the Debtor or the Reorganized Debtor, as applicable, to a counterparty must be Filed with the Bankruptcy Court on or before fourteen (14) days after the Debtor provide such counterparty with a notice of the proposed Cure amount with respect to the applicable Executory Contract or Unexpired Lease. Any such request that is not timely filed shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against the Reorganized Debtor, without the need for any objection by the Reorganized Debtor or any other party in interest or any further notice to or action, order, or approval of the Bankruptcy Court. Any Cure shall be deemed fully satisfied, released, and discharged upon payment by the Debtor or the Reorganized Debtor, as applicable, of the Cure; provided that nothing herein shall prevent the Reorganized Debtor from paying any Cure despite the failure of the relevant counterparty to file such request for payment of such Cure amount. The Reorganized Debtor also may settle any Cure without any further notice to, or action, order, or approval of, the Bankruptcy Court.

The Debtor or the Reorganized Debtor, as applicable, shall pay the Cure amounts, if any, on the Effective Date, or as soon as reasonably practicable thereafter, or on such other terms as the parties to such Executory Contracts or Unexpired Leases may agree. If there is any dispute regarding any Cure, the ability of the Reorganized Debtor or any assignee to provide “adequate assurance of future performance” within the meaning of section 365 of the Bankruptcy Code, or any other matter pertaining to assumption, then payment of the applicable Cure amount shall occur as soon as reasonably practicable after entry of a Final Order resolving such dispute, approving such assumption (and, if applicable, assignment), or as may be agreed upon by the Debtor or the Reorganized Debtor, as applicable, and the counterparty to the Executory Contract or Unexpired Lease.

Assumption of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise shall result in the full release and satisfaction of any Cures, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or any bankruptcy-related defaults, arising at any time prior to the effective date of assumption. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Case, including pursuant to the Confirmation Order, shall be deemed disallowed and expunged as of the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such assumption, (2) the effective date of such assumption, or (3) the Effective Date without the need for any objection thereto, or any further notice to, or action, order, or approval of the Bankruptcy Court.

D.	Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases.

Rejection of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise shall not constitute a termination of preexisting obligations owed to the Debtor or the Reorganized Debtor, as applicable, under such Executory Contracts or Unexpired Leases. In particular, notwithstanding any non-bankruptcy law to the contrary, the Reorganized Debtor expressly reserves, and does not waive, any right to receive, or any continuing obligation of a counterparty to provide, warranties or continued maintenance obligations with respect to goods previously purchased by the Debtor pursuant to rejected Executory Contracts or Unexpired Leases.

E.	Insurance Policies.

Each of the Debtor’s insurance policies and any agreements, documents, or instruments relating thereto, are treated as Executory Contracts under the Plan. Unless otherwise provided in the Plan, on the Effective Date, (1) the Debtor shall be deemed to have assumed all insurance policies and any agreements, documents, and instruments relating to coverage of all insured Claims and (2) such insurance policies and any agreements, documents, or instruments relating thereto shall revest in the Reorganized Debtor.

F.	Reservation of Rights.

Nothing contained in the Plan or the Plan Supplement shall constitute an admission by the Debtor or any other party that any contract or lease is in fact an Executory Contract or Unexpired Lease or that any Reorganized Debtor has any liability thereunder. If there is a dispute regarding whether a contract or lease is or was executory or unexpired at the time of assumption or rejection, the Debtor or the Reorganized Debtor, as applicable, shall have forty-five (45) days following entry of a Final Order resolving such dispute to alter its treatment of such contract or lease.

G.	Nonoccurrence of Effective Date.

In the event that the Effective Date does not occur, the Bankruptcy Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code.

H.	Contracts and Leases Entered Into After the Petition Date.

Contracts and leases entered into after the Petition Date by the Debtor, including any Executory Contracts and Unexpired Leases assumed by the Debtor, will be performed by the Debtor or the Reorganized Debtor, as applicable, in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.

ARTICLE VI.
PROVISIONS GOVERNING DISTRIBUTIONS

A.	Distributions on Account of Claims Allowed as of the Effective Date.

Except as otherwise provided herein, in a Final Order, or as otherwise agreed to by the Debtor or the Reorganized Debtor, as applicable, and the holder of the applicable Allowed Claim on the first Distribution Date, the Reorganized Debtor shall make initial distributions under the Plan on account of Claims Allowed on or before the Effective Date, subject to the Reorganized Debtor’s right to object to Claims; provided that (1) Allowed Administrative Claims with respect to liabilities incurred by the Debtor in the ordinary course of business during the Chapter 11 Case, or assumed by the Debtor prior to the Effective Date shall be paid or performed in the ordinary course of business in accordance with the terms and conditions of any controlling agreements, course of dealing, course of business, or industry practice, (2) Allowed Priority Tax Claims shall be paid in accordance with Article II.D of the Plan, and (3) Allowed General Unsecured Claims shall be paid in accordance with Article III.B.4 of the Plan. To the extent any Allowed Priority Tax Claim is not due and owing on the Effective Date, such Claim shall be paid in full in Cash in accordance with the terms of any agreement between the Debtor and the holder of such Claim, or as may be due and payable under applicable non-bankruptcy law, or in the ordinary course of business.

B.	Disbursing Agent.

All distributions under the Plan shall be made by the Reorganized Debtor and/or the Disbursing Agent. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court. Additionally, in the event that the Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne entirely by the Reorganized Debtor.

C.	Rights and Powers of Disbursing Agent.

1.	Powers of the Disbursing Agent.

The Disbursing Agent shall be empowered to: (a) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan; (b) make all distributions contemplated hereby; (c) employ professionals to represent it with respect to its responsibilities; and (d) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

2.	Expenses Incurred On or After the Effective Date.

Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including taxes), and any reasonable compensation and expense reimbursement claims (including reasonable attorney fees and expenses), made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtor.

D.	Delivery of Distributions and Undeliverable or Unclaimed Distributions.

1.	Record Date for Distribution.

On the Distribution Record Date, the Claims Register shall be closed and any party responsible for making distributions shall instead be authorized and entitled to recognize only those record holders listed on the Claims Register as of the close of business on the Distribution Record Date. If a Claim, other than one based on a publicly traded Security, is transferred twenty (20) or fewer days before the Distribution Record Date, the Disbursing Agent shall make distributions to the transferee only to the extent practical and, in any event, only if the relevant transfer form contains an unconditional and explicit certification and waiver of any objection to the transfer by the transferor.

2.	Delivery of Distributions in General.

Except as otherwise provided herein, the Disbursing Agent shall make distributions to holders of Allowed Claims and Allowed Interests (as applicable) as of the Distribution Record Date at the address for each such holder as indicated in the Debtor’s records as of the date of any such distribution; provided that the manner of such distributions shall be determined at the discretion of the Reorganized Debtor.

3.	Minimum Distributions.

No fractional shares of MDLY Stock shall be distributed and no Cash shall be distributed in lieu of such fractional amounts. When any distribution pursuant to the Plan on account of an Allowed Claim would otherwise result in the issuance of a number of shares of MDLY Stock that is not a whole number, the actual distribution of shares of MDLY Stock shall be rounded as follows: (a) fractions of one-half (½) or greater shall be rounded to the next higher whole number, and (b) fractions of less than one-half (½) shall be rounded to the next lower whole number with no further payment therefor. The total number of authorized shares of MDLY Stock to be distributed to holders of Allowed Claims hereunder shall be adjusted as necessary to account for the foregoing rounding.

The Reorganized Debtor and/or the Disbursing Agent shall not have any obligation to make a distribution that is less than ten (10) shares of MDLY Stock, or $100.00 in Cash. Fractional shares of MDLY Stock that are not distributed in accordance with this section shall be returned to, and ownership thereof shall vest in Medley Management. Cash that is not distributed in accordance with this section shall be returned to, and ownership thereof shall vest in, the Reorganized Debtor.

4.	Undeliverable Distributions and Unclaimed Property.

In the event that any distribution to any holder of an Allowed Claim or an Allowed Interest (as applicable) is returned as undeliverable, no distribution to such holder shall be made unless, and until, the Disbursing Agent has determined that the then-current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of 90 days from the original issuance of such distribution. After such date, all unclaimed property or interests in property shall revert to the Reorganized Debtor automatically and without need for a further order by the Bankruptcy Court (notwithstanding any applicable federal, provincial or state escheat, abandoned, or unclaimed property laws to the contrary), and the Claim of any holder of Claims and Interests to such property or Interest in property shall be discharged and forever barred.

5.	Surrender of Canceled Instruments or Securities.

On the Effective Date, or as soon as reasonably practicable thereafter, each holder of a certificate or instrument evidencing a Claim, but not an Interest, shall be deemed to have surrendered such certificate or instrument to the Disbursing Agent. Such surrendered certificate or instrument shall be cancelled solely with respect to the Debtor, and such cancellation shall not alter the obligations or rights of any non-Debtor third parties vis-à-vis one another with respect to such certificate or instrument, including with respect to any indenture or agreement that governs the rights of the holder of a Claim, which shall continue in effect for purposes of allowing holders to receive distributions under the Plan, charging liens, priority of payment, and indemnification rights. For the avoidance of doubt, this section shall not affect the Promissory Note.

E.	Manner of Payment.

1.         All distributions of the MDLY Stock to the holders of the applicable Allowed Claims under the Plan shall be made by the Disbursing Agent on behalf of the Debtor or Reorganized Debtor, as applicable.

2.         All distributions of Cash to the holders of the applicable Allowed Claims under the Plan shall be made by the Disbursing Agent on behalf of the Debtor or Reorganized Debtor, as applicable.

3.         At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by check, wire transfer, or as otherwise required or provided in applicable agreements.

F.	Section 1145 Exemption.

Pursuant to section 1145 of the Bankruptcy Code, the offering, issuance, and distribution of the MDLY Stock, as contemplated by Article III.B hereof, shall be exempt from, among other things, the registration requirements of section 5 of the Securities Act and any other applicable law requiring registration prior to the offering, issuance, distribution, or sale of Securities. In addition, under section 1145 of the Bankruptcy Code, such MDLY Stock will be freely tradable in the U.S. by the recipients thereof subject to compliance with applicable securities laws and any rules and regulations of the Securities and Exchange Commission, if any, applicable at the time of any future transfer of such Securities or instruments.

G.	Compliance with Tax Requirements.

In connection with the Plan, to the extent applicable, the Debtor, Reorganized Debtor, Disbursing Agent, and any applicable withholding agent shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all distributions made pursuant to the Plan shall be subject to such withholding and reporting requirements. Notwithstanding any provision in the Plan to the contrary, such parties shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements, including liquidating a portion of the distribution to be made under the Plan to generate sufficient funds to pay applicable withholding taxes, withholding distributions pending receipt of information necessary to facilitate such distributions, or establishing any other mechanisms they believe are reasonable and appropriate. The Debtor and Reorganized Debtor reserve the right to allocate all distributions made under the Plan in compliance with all applicable wage garnishments, alimony, child support, and similar spousal awards, Liens, and encumbrances. Failure by any holder of an Allowed Claim to provide the Debtor or Reorganized Debtor, as applicable, any requested documentation for tax purposes, including, but not limited to, W-9 forms, upon no less than sixty (60) days’ notice by the Debtor or Reorganized Debtor, as applicable, shall result in the discharge of such Allowed Claim, which shall be forever barred without further order of the Bankruptcy Court.

H.	Allocations.

Distributions in respect of Allowed Claims shall be allocated first to the principal amount of such Claims (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claims, to any portion of such Claims for accrued but unpaid interest.

I.	No Postpetition Interest on Claims.

Unless otherwise specifically provided for in the Plan or the Confirmation Order, or required by applicable bankruptcy and non-bankruptcy law, postpetition interest shall not accrue or be paid on account of any prepetition Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on such Claim.

J.	Foreign Currency Exchange Rate.

Except as otherwise provided in a Bankruptcy Court Final Order, as of the Effective Date, any Claim asserted in currency other than U.S. dollars shall be automatically deemed converted to the equivalent U.S. dollar value using the exchange rate for the applicable currency as published in The Wall Street Journal, National Edition, on the Effective Date.

K.	Setoffs and Recoupment.

Except as expressly provided in this Plan, the Reorganized Debtor may, pursuant to section 553 of the Bankruptcy Code, set off and/or recoup against any Plan Distributions to be made on account of any Allowed Claim, any and all claims, rights, and Causes of Action that the Reorganized Debtor may hold against the holder of such Allowed Claim to the extent such setoff or recoupment is either (1) agreed in amount among the Reorganized Debtor and the holder of the Allowed Claim, or (2) otherwise adjudicated by the Bankruptcy Court or another court of competent jurisdiction; provided that neither the failure to effectuate a setoff or recoupment nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtor or its successor of any and all claims, rights, and Causes of Action that the Reorganized Debtor or its successor may possess against the applicable holder. In no event shall any holder of a Claim be entitled to recoup such Claim against any claim, right, or Cause of Action of the Debtor or the Reorganized Debtor, as applicable, unless such holder actually has performed such recoupment and provided notice thereof in writing to the Debtor in accordance with Article XII.G hereof on or before the Effective Date, notwithstanding any indication in any Proof of Claim or otherwise that such holder asserts, has, or intends to preserve any right of recoupment.

L.	Claims Paid or Payable by Third Parties.

1.	Claims Paid by Third Parties.

The Debtor or the Reorganized Debtor, as applicable, shall reduce in full a Claim, and such Claim shall be disallowed without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court, to the extent that the holder of such Claim receives payment in full on account of such Claim from a party that is not a Debtor or a Reorganized Debtor. Subject to the last sentence of this paragraph, to the extent a holder of a Claim receives a distribution on account of such Claim, and receives payment from a party that is not a Debtor or a Reorganized Debtor on account of such Claim, such holder shall, within fourteen (14) days of receipt thereof, repay or return the distribution to the Reorganized Debtor, to the extent the holder’s total recovery on account of such Claim from the third party, and under the Plan exceeds the amount of such Claim as of the date of any such distribution under the Plan. The failure of such holder to timely repay or return such distribution shall result in the holder owing the Reorganized Debtor annualized interest at the Federal Judgment Rate on such amount owed for each Business Day after the fourteen (14) day grace period specified above, until the amount is repaid.

2.	Claims Payable by Third Parties.

No distributions under the Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtor’s insurance policies until the holder of such Allowed Claim has exhausted all remedies with respect to such insurance policy. To the extent that one or more of the Debtor’s insurers agrees to satisfy in full or in part, a Claim (if and to the extent adjudicated to a Final Order by a court of competent jurisdiction), then immediately upon such insurers’ agreement, the applicable portion of such Claim may be expunged without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court.

3.	Applicability of Insurance Policies.

Except as otherwise provided in the Plan, distributions to holders of Allowed Claims shall be in accordance with the provisions of any applicable insurance policy. Nothing contained in the Plan shall constitute, or be deemed a waiver of any Cause of Action, that the Debtor or any Entity may hold against any other Entity, including insurers under any policies of insurance, nor shall anything contained herein constitute, or be deemed a waiver by, such insurers of any defenses, including coverage defenses, held by such insurers.

ARTICLE VII.
PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS

A.	Disputed Claims Process.

There is no requirement to file a Proof of Claim (or move the Bankruptcy Court for allowance) to have a Claim Allowed for the purposes of the Plan, except as provided in Article V.B of the Plan. On and after the Effective Date, except as otherwise provided in this Plan, all Allowed Claims shall be satisfied in the ordinary course of business of the Reorganized Debtor. The Debtor and the Reorganized Debtor, as applicable, shall have the exclusive authority to (i) determine, without the need for notice to, or action, order, or approval of the Bankruptcy Court, that a claim subject to any Proof of Claim that is Filed is Allowed, and (ii) file, settle, compromise, withdraw, or litigate to judgment any objections to Claims as permitted under this Plan. If the Debtor or Reorganized Debtor, as applicable, dispute any Claim, such dispute shall be determined, resolved, or adjudicated, as the case may be, in the manner as if the Chapter 11 Case had not been commenced and shall survive the Effective Date as if the Chapter 11 Case had not been commenced; provided that the Debtor or Reorganized Debtor may elect, at their sole option, to object to any Claim (other than Claims expressly Allowed by this Plan) and to have the validity ,or amount of, any Claim adjudicated by the Bankruptcy Court; provided further that holders of Claims may elect to resolve the validity or amount of any Claim in the Bankruptcy Court. If a holder makes such an election, the Bankruptcy Court shall apply the law that would have governed the dispute if the Chapter 11 Case had not been filed. All Proofs of Claim Filed in the Chapter 11 Case shall be considered objected to and Disputed without further action by the Debtor. Except as otherwise provided herein, all Proofs of Claim Filed after the Effective Date shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtor or any further notice to or action, order, or approval of the Bankruptcy Court.

B.	Allowance of Claims.

After the Effective Date, the Reorganized Debtor shall have and retain any and all rights and defenses the Debtor had with respect to any Claim or Interest immediately prior to the Effective Date. The Debtor may affirmatively determine to deem Unimpaired Claims Allowed to the same extent such Claims would be allowed under applicable non-bankruptcy law.

C.	Claims Administration Responsibilities.

Except as otherwise specifically provided in the Plan, after the Effective Date, the Reorganized Debtor shall have the sole authority: (1) to File, withdraw, or litigate to judgment, objections to Claims or Interests; (2) to settle or compromise any Disputed Claim without any further notice to, or action, order, or approval by the Bankruptcy Court; and (3) to administer and adjust the Claims Register to reflect any such settlements or compromises without any further notice to, or action, order, or approval by the Bankruptcy Court. For the avoidance of doubt, except as otherwise provided herein, from and after the Effective Date, the Reorganized Debtor shall have and retain any and all rights and defenses such Debtor had immediately prior to the Effective Date with respect to any Disputed Claim or Interest, including the Causes of Action retained pursuant to Article IV.R of the Plan.

D.	Adjustment to Claims or Interests without Objection.

Any duplicate Claim or Interest or any Claim or Interest that has been paid, satisfied, amended, or superseded may be adjusted or expunged on the Claims Register by the Debtor or Reorganized Debtor, as applicable, without the Debtor or Reorganized Debtor having to File an application, motion, complaint, objection, or any other legal proceeding seeking to object to such Claim or Interest and without any further notice to or action, order, or approval of the Bankruptcy Court.

E.	Disallowance of Claims or Interests.

All Claims and Interests of any Entity from which property is sought by the Debtor under sections 542, 543, 550, or 553 of the Bankruptcy Code, or that the Debtor or the Reorganized Debtor allege is a transferee of a transfer that is avoidable under sections 522(f), 522(h), 544, 545, 547, 548, 549, or 724(a) of the Bankruptcy Code shall be disallowed if: (a) the Entity, on the one hand, and the Debtor or the Reorganized Debtor, as applicable, on the other hand, agree or the Bankruptcy Court has determined by Final Order that such Entity or transferee is liable to turn over any property or monies under any of the aforementioned sections of the Bankruptcy Code; and (b) such Entity or transferee has failed to turn over such property by the date set forth in such agreement or Final Order.

F.	No Distributions Pending Allowance.

Notwithstanding any other provision of the Plan, if any portion of a Claim or Interest is a Disputed Claim or Interest, as applicable, no payment or distribution provided hereunder shall be made on account of such Claim or Interest unless and until such Disputed Claim or Interest becomes an Allowed Claim or Interest; provided that if only the Allowed amount of an otherwise valid Claim or Interest is Disputed, such Claim or Interest shall be deemed Allowed in the amount not Disputed and payment or distribution shall be made on account of such undisputed amount.

G.	Distributions After Allowance.

To the extent that a Disputed Claim or Interest ultimately becomes an Allowed Claim or Interest, distributions (if any) shall only be made to the holder of such Allowed Claim or Interest in accordance with the provisions of the Plan. On or as soon as reasonably practicable after the next Distribution Date after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Interest becomes a Final Order, the Disbursing Agent shall provide to the holder of such Claim or Interest the distribution (if any) to which such holder is entitled under the Plan as of the Effective Date, without any interest to be paid on account of such Claim or Interest.

H.	No Interest.

Unless otherwise specifically provided for herein, or by order of the Bankruptcy Court, postpetition interest shall not accrue or be paid on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim or right. Additionally, and without limiting the foregoing, interest shall not accrue, or be paid on any Disputed Claim with respect to the period from the Effective Date to the date a final distribution is made on account of such Disputed Claim, if and when such Disputed Claim becomes an Allowed Claim.

ARTICLE VIII.
SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS

A.	Discharge of Claims.

Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided for in the Plan, or in any contract, instrument, or other agreement or document created or entered into pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtor), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests, from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against, and interests in, the Debtor or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services performed by employees of the Debtor prior to the Effective Date and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not: (1) a Proof of Claim based upon such debt or right is Filed, or deemed Filed, pursuant to section 501 of the Bankruptcy Code; (2) a Claim or Interest based upon such debt, right, or interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims (other than the Reinstated Claims) and Interests subject to the occurrence of the Effective Date, except as otherwise specifically provided in the Plan or in any contract, instrument, or other agreement or document created or entered into pursuant to the Plan.

B.	Release of Liens.

Except as otherwise provided in Plan, the Confirmation Order, or in any contract, instrument, release, or other agreement or document created, or entered into, pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, except for Secured Claims that the Debtor elects to Reinstate in accordance with this Plan, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Estate shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtor and its successors and assigns. Any holder of such Secured Claim (and the applicable agents for such holder) shall be authorized and directed, at the sole cost and expense of the Reorganized Debtor, to release any collateral or other property of the Debtor (including any cash collateral and possessory collateral), held by such holder (and the applicable agents for such holder), and to take such actions as may be reasonably requested by the Reorganized Debtor to evidence the release of such Liens and/or security interests, including the execution, delivery, and filing or recording of such releases. The presentation or filing of the Confirmation Order to or with any federal, state, provincial, or local agency, records office, or department shall constitute good and sufficient evidence of, but shall not be required to effect, the termination of such Liens.

To the extent that any holder of a Secured Claim that has been satisfied or discharged in full pursuant to the Plan, or any agent for such holder, has filed or recorded publicly any Liens and/or security interests to secure such holder’s Secured Claim, then as soon as practicable on or after the Effective Date, such holder (or the agent for such holder) shall take any and all steps requested by the Debtor or the Reorganized Debtor, as applicable, that are necessary or desirable to record or effectuate the cancellation and/or extinguishment of such Liens and/or security interests, including the making of any applicable filings or recordings, and the Reorganized Debtor shall be entitled to make any such filings or recordings on such holder’s behalf.

C.	Releases by the Debtor.

Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed released and discharged by the Debtor, the Reorganized Debtor, and its Estate from any and all claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtor, that the Debtor, the Reorganized Debtor, or its Estate would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Interest in, the Debtor or other Entity, or that any holder of any Claim against, or Interest in, the Debtor or other Entity could have asserted on behalf of the Debtor, based on or relating to or in any manner arising from in whole or in part, the Debtor, the Debtor’s in- or out-of-court restructuring efforts, any Avoidance Actions, intercompany transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, the Chapter 11 Case, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any post-Effective Date obligations of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan or the Restructuring Transactions or (b) any individual from any Claim or Cause of Action related to an act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud or willful misconduct.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the Debtor Release is: (a) in exchange for the good and valuable consideration provided by the Releasing Parties, including, without limitation, the Releasing Parties’ contribution to facilitating the Restructuring Transactions and implementing the Plan; (b) a good faith settlement and compromise of the Claims released by the Debtor Release; (c) in the best interests of the Debtor and all holders of Claims and Interests; (d) fair, equitable, and reasonable; (e) given and made after due notice and opportunity for a hearing; and (f) a bar to any of the Debtor, the Reorganized Debtor, or the Debtor’s Estate asserting any Claim or Cause of Action released pursuant to the Debtor Release.

D.	Releases by the Releasing Parties.

As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, each Releasing Party is deemed to have released and discharged each Released Party from any and all claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtor, the Reorganized Debtor, or the Estate, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to or in any manner arising from in whole or in part, the Debtor, the Debtor’s in- or out-of-court restructuring efforts, any Avoidance Actions, intercompany transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, the Chapter 11 Case, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, the operation of the Debtor’s business prior to the Petition Date, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any post-Effective Date obligations (including any obligations Reinstated pursuant to the Plan) of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan or the Restructuring Transactions, or (b) any individual from any claim or Cause of Action related to an act or omission that is determined in a Final Order by a court competent jurisdiction to have constituted actual fraud or willful misconduct.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third-Party Release, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the Third-Party Release is: (a) consensual, (b) essential to the confirmation of the Plan; (c) given in exchange for the good and valuable consideration provided by the Released Parties; (d) a good faith settlement and compromise of the Claims released by the Third-Party Release; (e) in the best interests of the Debtor and its Estate; (f) fair, equitable, and reasonable; (g) given and made after due notice and opportunity for a hearing; and (h) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released pursuant to the Third-Party Release.

E.	Exculpation.

Except as otherwise specifically provided in the Plan, no Exculpated Party shall have, or incur, and each Exculpated Party is released and exculpated from any Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, related prepetition transactions, the Disclosure Statement, the Plan, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of Securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, except for claims related to any act or omission that is determined in a Final Order to have constituted willful misconduct or actual fraud. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above do not exculpate any post-Effective Date obligations of any party or entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

F.	Injunction.

Except as otherwise expressly provided in the Plan, or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities who have held, hold, or may hold claims or interests that have been released, discharged, or are subject to exculpation are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtor, the Reorganized Debtor, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of, or in connection with, or with respect to, any such claims or interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of, or in connection with, or with respect to, any such claims or interests; (c) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or the estates of such Entities on account of, or in connection with, or with respect to, any such claims or interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of, or in connection with, or with respect to, any such claims or interests unless such holder has filed a motion requesting the right to perform such setoff on or before the Effective Date, and notwithstanding an indication of a claim or interest or otherwise that such holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with, or with respect to, any such claims or interests released or settled pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any post-Effective Date obligations of any party or entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

G.	Protections Against Discriminatory Treatment.

Consistent with section 525 of the Bankruptcy Code and the Supremacy Clause of the U.S. Constitution, all Entities, including Governmental Units, shall not discriminate against the Reorganized Debtor or deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, discriminate with respect to such a grant against, the Reorganized Debtor, or another Entity with whom the Reorganized Debtor has been associated, solely because the Debtor has been a debtor under chapter 11 of the Bankruptcy Code, has been insolvent before the commencement of the Chapter 11 Case (or during the Chapter 11 Case, but before the Debtor are granted or denied a discharge), or has not paid a debt that is dischargeable in the Chapter 11 Case.

H.	Document Retention.

On and after the Effective Date, the Reorganized Debtor may maintain documents in accordance with its standard document retention policy, as may be altered, amended, modified, or supplemented by the Reorganized Debtor.

I.	Reimbursement or Contribution.

If the Bankruptcy Court disallows a Claim for reimbursement or contribution of an Entity pursuant to section 502(e)(1)(B) of the Bankruptcy Code, then to the extent that such Claim is contingent as of the time of allowance or disallowance, such Claim shall be forever disallowed and expunged notwithstanding section 502(j) of the Bankruptcy Code, unless prior to the Confirmation Date: (1) such Claim has been adjudicated as non-contingent, or (2) the relevant holder of such Claim has Filed a non-contingent Proof of Claim on account of such Claim and a Final Order has been entered prior to the Confirmation Date determining such Claim as no longer contingent.

ARTICLE IX.
CONDITIONS PRECEDENT TO CONSUMMATION OF THE PLAN

A.	Conditions Precedent to the Effective Date.

It shall be a condition to the Effective Date that the following conditions shall have been satisfied or waived pursuant to the provisions of Article IX.B hereof:

a.	the Bankruptcy Court shall have entered the Confirmation Order which shall:

i.

authorize the Debtor to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan;

ii.	decree that the provisions in the Confirmation Order and the Plan are nonseverable and mutually dependent;

iii.

authorize the Debtor, as applicable/necessary, to: (a) implement the Restructuring Transactions; (b) distribute the MDLY Stock pursuant to the exemption from registration under the Securities Act provided by section 1145 of the Bankruptcy Code, or other exemption from such registration or pursuant to one or more registration statements; (c) make all other distributions and issuances as required under the Plan, including cash and the MDLY Stock; and (d) enter into any agreements, transactions, and sales of property as set forth in the Plan Supplement;

iv.	authorize the implementation of the Plan in accordance with its terms;

v.

provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; and

vi.	be a Final Order;

b.	the Debtor shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan;

c.	the Debtor shall have reached an agreement with Strategic regarding the form of secured promissory note as part of Class 4’s treatment under the terms of the Plan;

d.	the final version of the Plan Supplement and all of the schedules, documents, and exhibits contained therein, shall have been filed in a manner consistent in all material respects with the Plan; and

e.

all professional fees and expenses of retained professionals that require the Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date shall have been placed in the Professional Escrow Account pending the Bankruptcy Court’s approval of such fees and expenses.

B.	Waiver of Conditions.

Any one or more of the conditions to Consummation set forth in this Article IX may be waived by the Debtor, without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate the Plan.

C.	Effect of Failure of Conditions.

If Consummation does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by the Debtor, Claims, or Interests; (2) prejudice in any manner the rights of the Debtor, any holders of Claims or Interests, or any other Person or Entity; or (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtor, any holders of Claims or Interests, or any other Entity.

D.	Substantial Consummation

“Substantial Consummation” of the Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date.

ARTICLE X.
MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

A.	Modification and Amendments.

Except as otherwise specifically provided in this Plan, the Debtor reserves the right to modify the Plan, whether such modification is material or immaterial, and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Plan. Subject to those restrictions on modifications set forth in the Plan and the requirements of section 1127 of the Bankruptcy Code, Rule 3019 of the Federal Rules of Bankruptcy Procedure, and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, the Debtor expressly reserves its respective rights to revoke or withdraw, or to alter, amend, or modify the Plan, one or more times, after Confirmation, and, to the extent necessary may initiate proceedings in the Bankruptcy Court to so alter, amend, or modify the Plan, or remedy any defect or omission, or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of the Plan.

B.	Effect of Confirmation on Modifications.

Entry of the Confirmation Order shall mean that all modifications or amendments to the Plan since the solicitation thereof are approved pursuant to section 1127(a) of the Bankruptcy Code and do not require additional disclosure or resolicitation under Bankruptcy Rule 3019.

C.	Revocation or Withdrawal of Plan.

The Debtor reserves the right to revoke or withdraw the Plan prior to the Confirmation Date and to File subsequent plans of reorganization. If the Debtor revokes or withdraws the Plan, or if Confirmation or Consummation does not occur, then: (1) the Plan shall be null and void in all respects; (2) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected under the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void; and (3) nothing contained in the Plan shall: (a) constitute a waiver or release of any Claims or Interests; (b) prejudice in any manner the rights of such Debtor or any other Entity; or (c) constitute an admission, acknowledgement, offer, or undertaking of any sort by such Debtor or any other Entity.

ARTICLE XI.
RETENTION OF JURISDICTION

Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, on and after the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, or relating to, the Chapter 11 Case and the Plan pursuant to sections 105(a) and 1142 of the Bankruptcy Code, including jurisdiction to:

a.

allow, disallow, determine, liquidate, classify, estimate, or establish the priority, secured or unsecured status, or amount of, any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the secured or unsecured status, priority, amount, or allowance of Claims or Interests;

b.

decide and resolve all matters related to the granting and denying, in whole or in part, any applications for allowance of compensation or reimbursement of expenses to Professionals authorized pursuant to the Bankruptcy Code or the Plan;

c.

resolve any matters related to: (a) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which the Debtor is party, or with respect to which the Debtor may be liable and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cures pursuant to section 365 of the Bankruptcy Code; (b) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed; (c) the Reorganized Debtor amending, modifying, or supplementing, after the Effective Date, pursuant to Article V hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be assumed or rejected or otherwise; and (d) any dispute regarding whether a contract or lease is or was executory or expired;

d.	ensure that distributions to holders of Allowed Claims and Allowed Interests (as applicable) are accomplished pursuant to the provisions of the Plan;

e.

adjudicate, decide, or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters, and grant or deny any applications involving the Debtor that may be pending on the Effective Date;

f.	adjudicate, decide, or resolve any and all matters related to section 1141 of the Bankruptcy Code;

g.

enter and implement such orders as may be necessary to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, indentures, and other agreements or documents created in connection with the Plan or the Disclosure Statement;

h.	enter and enforce any order for the sale of property pursuant to sections 363, 1123, or 1146(a) of the Bankruptcy Code;

i.

resolve any cases, controversies, suits, disputes, or Causes of Action that may arise in connection with the Consummation, interpretation, or enforcement of the Plan or any Entity’s obligations incurred in connection with the Plan;

j.	issue injunctions, enter and implement other orders, or take such other actions as may be necessary to restrain interference by any Entity with Consummation or enforcement of the Plan;

k.

resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the releases, injunctions, exculpations, and other provisions contained in Article VIII hereof, and enter such orders as may be necessary or appropriate to implement such releases, injunctions, and other provisions;

l.

resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the repayment or return of distributions and the recovery of additional amounts owed by the holder of a Claim or Interest for amounts not timely repaid pursuant to Article VI.L hereof;

m.	enter and implement such orders as are necessary if the Confirmation Order is for any reason modified, stayed, reversed, revoked, or vacated;

n.

determine any other matters that may arise in connection with, or relate to, the Plan, the Plan Supplement, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created in connection with the Plan or the Disclosure Statement;

o.	enter an order concluding or closing the Chapter 11 Case;

p.	adjudicate any and all disputes arising from or relating to distributions under the Plan;

q.	consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in any Bankruptcy Court order, including the Confirmation Order;

r.	determine requests for the payment of Claims and Interests entitled to priority pursuant to section 507 of the Bankruptcy Code;

s.

hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan or the Confirmation Order, including disputes arising under agreements, documents, or instruments executed in connection with the Plan;

t.	hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

u.

hear and determine all disputes involving the existence, nature, scope, or enforcement of any exculpations, discharges, injunctions, and releases granted in the Plan, including under Article VIII hereof, regardless of whether such termination occurred prior to or after the Effective Date;

v.	enforce all orders previously entered by the Bankruptcy Court; and

w.	hear any other matter not inconsistent with the Bankruptcy Code.

As of the Effective Date, notwithstanding anything in this Article XI to the contrary, the Organizational Documents and the Promissory Note and any documents related thereto shall be governed by the jurisdictional provisions therein and the Bankruptcy Court shall not retain jurisdiction with respect thereto.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

A.	Immediate Binding Effect.

Subject to Article IX.A hereof, and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of the Plan (including, for the avoidance of doubt, the documents and instruments contained in the Plan Supplement) shall be immediately effective and enforceable and deemed binding upon the Debtor, the Reorganized Debtor, any and all holders of Claims or Interests (irrespective of whether such holders of Claims or Interests, as applicable, have, or are deemed to have accepted the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in the Plan, each Entity acquiring property under the Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtor.

B.	Additional Documents.

On or before the Effective Date, the Debtor may file with the Bankruptcy Court such agreements and other documents as may be necessary to effectuate and further evidence the terms and conditions of the Plan. The Debtor or the Reorganized Debtor, as applicable, and all holders of Claims or Interests receiving distributions pursuant to the Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of the Plan.

C.	Payment of Statutory Fees.

All fees payable pursuant to section 1930(a) of the Judicial Code, as determined by the Bankruptcy Court at a hearing pursuant to section 1128 of the Bankruptcy Code, shall be paid by the Reorganized Debtor (or the Disbursing Agent on behalf of the Reorganized Debtor) for each quarter (including any fraction thereof) until the earlier of entry of a final decree closing the Chapter 11 Case, or an order of dismissal or conversion, whichever comes first.

D.	Statutory Committee and Cessation of Fee and Expense Payment.

On the Confirmation Date, any statutory committee appointed in the Chapter 11 Case shall dissolve and members thereof shall be released and discharged from all rights and duties from, or related to, the Chapter 11 Case. The Reorganized Debtor shall no longer be responsible for paying any fees or expenses incurred by the members of or advisors to any statutory committees after the Confirmation Date.

E.	Reservation of Rights.

Except as expressly set forth in the Plan, the Plan shall have no force or effect unless and until the Bankruptcy Court shall have entered the Confirmation Order, and the Confirmation Order shall have no force or effect if the Effective Date does not occur. None of the Filing of the Plan, any statement or provision contained in the Plan, or the taking of any action by any Debtor with respect to the Plan, the Disclosure Statement, or the Plan Supplement shall be, or shall be deemed to be, an admission or waiver of any rights of any Debtor with respect to the holders of Claims or Interests prior to the Effective Date.

F.	Successors and Assigns.

The rights, benefits, and obligations of any Entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of ,any heir, executor, administrator, successor or assign, Affiliate, officer, manager, director, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity.

G.	Notices.

All notices, requests, and demands to, or upon, the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

Debtor	Counsel to the Debtor
Medley LLC Attn: Nathan Bryce 280 Park Avenue, 6th Floor East New York, New York 10017

Lowenstein Sandler LLP

1251 Avenue of the Americas, 17th Floor

New York, New York 10020

Attn: Robert Hirsh (rhirsh@lowenstein.com),

Eric Chafetz (echafetz@lowenstein.com), and

Phillip Khezri (pkhezri@lowenstein.com);

-and-

Morris James LLP,

500 Delaware Avenue, Suite 1500,

Wilmington, Delaware 19801

Attn: Eric Monzo (emonzo@morrisjames.com)

United States Trustee
The United States Trustee for the District of Delaware 844 King Street, Suite 2207, Lockbox 35 Wilmington, Delaware 19801 Attn: Jane Leamy

After the Effective Date, the Reorganized Debtor has the authority to send a notice to Entities that continue to receive documents pursuant to Bankruptcy Rule 2002, that such Entity must file a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the Effective Date, the Reorganized Debtor is authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities who have Filed such renewed requests.

H.	Term of Injunctions or Stays.

Unless otherwise provided in the Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Case pursuant to sections 105 or 362 of the Bankruptcy Code or any order of the Bankruptcy Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in the Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date. All injunctions or stays contained in the Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms.

I.	Entire Agreement.

Except as otherwise indicated, the Plan (including, for the avoidance of doubt, the documents and instruments in the Plan Supplement) supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into the Plan.

J.	Plan Supplement.

All exhibits and documents included in the Plan Supplement are incorporated into and are a part of the Plan as if set forth in full in the Plan. After the exhibits and documents are Filed, copies of such exhibits and documents shall be available upon written request to the Debtor’s counsel at the address above or by downloading such exhibits and documents from the Debtor’s restructuring website at http://www.kccllc.net/medley or the Bankruptcy Court’s website at www.deb.uscourts.gov. To the extent any exhibit or document is inconsistent with the terms of the Plan, unless otherwise ordered by the Bankruptcy Court, the non-exhibit or non-document portion of the Plan shall control.

K.	Nonseverability of Plan Provisions.

If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted; provided, however, any such alteration or interpretation shall be acceptable to the Debtor. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to the Plan and may not be deleted or modified without the Debtor’s or Reorganized Debtor’s consent, as applicable; and (3) nonseverable and mutually dependent.

L.	Votes Solicited in Good Faith.

Upon entry of the Confirmation Order, the Debtor will be deemed to have solicited votes on the Plan in good faith and in compliance with section 1125(g) of the Bankruptcy Code, and pursuant to section 1125(e) of the Bankruptcy Code, the Debtor and each of its Affiliates, agents, representatives, members, principals, shareholders, officers, directors, employees, advisors, and attorneys will be deemed to have participated in good faith and in compliance with the Bankruptcy Code in the offer, issuance, sale, and purchase of Securities offered and sold under the Plan and any previous plan, and, therefore, neither any of such parties or individuals or the Reorganized Debtor will have any liability for the violation of any applicable law, rule, or regulation governing the solicitation of votes on the Plan or the offer, issuance, sale, or purchase of the Securities offered and sold under the Plan and any previous plan.

M.	Closing of Chapter 11 Case.

The Reorganized Debtor shall, promptly after the full administration of the Chapter 11 Case, File with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close the Chapter 11 Case.

N.	Waiver or Estoppel.

Each holder of a Claim or an Interest shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtor or their counsel, or any other Entity, if such agreement was not disclosed in the Plan, the Disclosure Statement, or papers Filed with the Bankruptcy Court prior to the Confirmation Date.

Dated: March 7, 2021

MEDLEY LLC

/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

Annex B

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Medley LLC, Debtor.	Chapter 11 Case No. 21-10526

DISCLOSURE STATEMENT FOR THE

CHAPTER 11 PLAN OF REORGANIZATION OF MEDLEY LLC

Eric J. Monzo (DE Bar No. 5214)

Brya M. Keilson (DE Bar No. 4643)

MORRIS JAMES LLP

500 Delaware Avenue; Suite 1500

Wilmington, DE 19801

Telephone: (302) 888-6800

Facsimile: (302) 571-1750

E-mail: emonzo@morrisjames.com

E-mail: bkeilson@morrisjames.com

Date: March 7, 2021

Robert M. Hirsh, Esq.

Eric Chafetz, Esq.

Phillip Khezri, Esq.

LOWENSTEIN SANDLER LLP

1251 Avenue of the Americas

New York, New York 10020

Telephone: (973) 597-2500

Facsimile: (973) 597-2400

E-mail: rhirsh@lowenstein.com

E-mail: echafetz@lowenstein.co

E-mail: pkhezri@lowenstein.com

THIS IS A SOLICITATION OF VOTES TO ACCEPT OR REJECT THE PLAN IN ACCORDANCE WITH BANKRUPTCY CODE SECTION 1125 AND WITHIN THE MEANING OF BANKRUPTCY CODE SECTION 1126, 11 U.S.C. §§ 1125, 1126. THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT. THE DEBTOR INTENDS TO SUBMIT THIS DISCLOSURE STATEMENT TO THE BANKRUPTCY COURT FOR APPROVAL. THE INFORMATION IN THIS DISCLOSURE STATEMENT IS SUBJECT TO CHANGE. THIS DISCLOSURE STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES.

IMPORTANT INFORMATION ABOUT THIS DISCLOSURE STATEMENT

SOLICITATION OF VOTES ON THE CHAPTER 11 PLAN OF REORGANIZATION OF MEDLEY LLC PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE FROM THE HOLDERS OF OUTSTANDING:

VOTING CLASSES	NAME OF CLASS UNDER THE PLAN
CLASS 3	NOTES CLAIMS
CLASS 4	STRATEGIC CLAIM
CLASS 5	GENERAL UNSECURED CLAIMS

●	IF YOU ARE IN CLASSES 3, 4, AND/OR 5 YOU ARE RECEIVING THIS DOCUMENT AND THE ACCOMPANYING MATERIALS BECAUSE YOU ARE ENTITLED TO VOTE ON THE PLAN.

DELIVERY OF BALLOTS

CLASS 3, 4, OR 5 BALLOTS MAY BE RETURNED IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED RETURN ENVELOPE WITH THE BALLOT OR TO AN ADDRESS BELOW, AND MUST BE ACTUALLY RECEIVED BY THE NOTICE AND CLAIMS AGENT BY THE VOTING DEADLINE, WHICH IS 4:00 P.M. (PREVAILING EASTERN TIME) ON [MAY 19, 2021] VIA THE ENCLOSED PRE-PAID, PRE-ADDRESSED RETURN ENVELOPE, OR AS OTHERWISE DIRECTED ON THE BALLOT:

-i-

BY REGULAR MAIL AT: Medley Ballot Processing c/o Kurtzman Carson Consultants LLC 222 N. Pacific Coast Highway, Suite 300 El Segundo, California 90245	BY HAND DELIVERY OR OVERNIGHT MAIL AT: Medley Ballot Processing c/o Kurtzman Carson Consultants LLC 222 N. Pacific Coast Highway, Suite 300 El Segundo, California 90245

VIA E-BALLOT PORTAL. SUBMIT YOUR BALLOT FORM VIA THE NOTICE AND CLAIMS AGENT’S ONLINE PORTAL, BY VISITING HTTPS://WWW.KCCLLC.NET/MEDLEY (THE “E BALLOT PORTAL”). CLICK ON THE “SUBMIT
E-BALLOT” SECTION OF THE WEBSITE AND FOLLOW THE INSTRUCTIONS TO SUBMIT YOUR BALLOT.

PLEASE CHOOSE ONLY ONE METHOD TO RETURN YOUR BALLOT.

BALLOTS RECEIVED VIA EMAIL OR FACSIMILE WILL NOT BE COUNTED

IF YOU HAVE ANY QUESTIONS REGARDING THE PROCEDURE FOR VOTING ON THE PLAN, PLEASE CONTACT THE NOTICE AND CLAIMS AGENT AT:

BY E-MAIL TO:

MEDELYINFO@KCCLLC.COM

WITH A REFERENCE TO “MEDLEY LLC” IN THE SUBJECT LINE

BY TELEPHONE:
(877) 634-7181 (TOLL FREE) OR (424) 236-7226 (INTERNATIONAL)
AND REQUEST TO SPEAK WITH A MEMBER OF THE SOLICITATION TEAM

This disclosure statement (this “Disclosure Statement”) provides information regarding the Chapter 11 Plan of Reorganization of Medley LLC (as may be amended, supplemented, or otherwise modified from time to time, the “Plan”)1, for which the Debtor and Medley Management, Inc. (“Medley Management,” and collectively with the Debtor, the “Plan Proponents”) will seek confirmation by the Bankruptcy Court. A copy of the Plan is attached hereto as Exhibit A and is incorporated herein by reference. The Plan Proponents are providing the information in this Disclosure Statement to certain holders of Claims for purposes of soliciting votes to accept or reject the Plan (the “Solicitation”).

The consummation and effectiveness of the Plan are subject to certain material conditions precedent described herein and set forth in Article IX of the Plan. There is no assurance that the Bankruptcy Court will confirm the Plan or, if the Bankruptcy Court does confirm the Plan, that the conditions necessary for the Plan to become effective will be satisfied or, in the alternative, waived.

The Plan Proponents urge each holder of a Claim or Interest to consult with its own advisors with respect to any legal, financial, securities, tax, or business advice in reviewing this Disclosure Statement, the Plan, and each proposed transaction contemplated by the Plan.

1 Capitalized terms used but not otherwise defined in this Disclosure Statement shall have the meanings ascribed to such terms in the Plan.

-ii-

The Plan Proponents strongly encourage holders of Claims and Interests to read this Disclosure Statement (including the Risk Factors described in Article VII hereof) and the Plan in their entirety before voting to accept or reject the Plan. Assuming the requisite acceptances to the Plan are obtained, the Plan Proponents will seek the Bankruptcy Court’s approval of the Plan at the Confirmation Hearing.

RECOMMENDATION BY THE PLAN PROPONENTS

THE PLAN PROPONENTS HAVE APPROVED THE TRANSACTIONS CONTEMPLATED BY THE PLAN AND DESCRIBED IN THIS DISCLOSURE STATEMENT, AND THE PLAN PROPONENTS BELIEVE THAT THE COMPROMISES CONTEMPLATED UNDER THE PLAN ARE FAIR AND EQUITABLE, MAXIMIZE THE VALUE OF THE DEBTOR’S ESTATE, AND PROVIDES THE BEST, AND LIKELY ONLY, RECOVERY TO CLAIM AND INTEREST HOLDERS. AT THIS TIME, THE PLAN PROPONENTS BELIEVE THAT THE PLAN AND RELATED TRANSACTIONS REPRESENT THE BEST ALTERNATIVE FOR ACCOMPLISHING THE DEBTOR’S OVERALL RESTRUCTURING OBJECTIVES. THE PLAN PROPONENTS THEREFORE STRONGLY RECOMMEND THAT ALL HOLDERS OF CLAIMS WHOSE VOTES ARE BEING SOLICITED SUBMIT BALLOTS TO ACCEPT THE PLAN BY RETURNING THEIR BALLOTS SO AS TO BE ACTUALLY RECEIVED BY THE NOTICE AND CLAIMS AGENT NO LATER THAN [MAY 19] AT 4:00 P.M. (PREVAILING EASTERN TIME) PURSUANT TO THE INSTRUCTIONS SET FORTH HEREIN AND ON THE BALLOTS.

STRATEGIC CAPITAL ADVISORY SERVICES, LLC, ONE OF THE DEBTOR’S LARGEST CREDITORS SUPPORTS THE PLAN.

SPECIAL NOTICE REGARDING FEDERAL AND STATE SECURITIES LAWS

The Plan has not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”) or any state regulatory authority and neither the SEC nor any state regulatory authority has passed upon the accuracy or adequacy of the information contained in this Disclosure Statement or the Plan. Any representation to the contrary is a criminal offense.

DISCLAIMER

This Disclosure Statement contains summaries of certain provisions of the Plan and certain other documents and financial information. The information included in this Disclosure Statement is provided solely for the purpose of soliciting acceptances of the Plan and should not be relied upon for any purpose other than to determine whether and how to vote on the Plan. All holders of Claims entitled to vote to accept or reject the Plan are advised and encouraged to read this Disclosure Statement and the Plan in their entirety before voting to accept or reject the Plan. While the Debtor believes that these summaries are fair and accurate, the summaries of the financial information and the documents that are attached to, or incorporated by reference in, this Disclosure Statement are qualified in their entirety by reference to such information and documents. In the event of any inconsistency or discrepancy between a description in this Disclosure Statement, on the one hand, and the terms and provisions of the Plan or the financial information and documents incorporated in this Disclosure Statement by reference, on the other hand, the Plan or the financial information and documents, as applicable, shall govern for all purposes.

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Except as otherwise provided in the Plan or in accordance with applicable law, the Debtor is under no duty to update or supplement this Disclosure Statement. The Bankruptcy Court’s approval of this Disclosure Statement does not constitute a guarantee of the accuracy or completeness of the information contained herein or the Bankruptcy Court’s endorsement of the merits of the Plan. The statements and financial information contained in this Disclosure Statement have been made as of the date hereof unless otherwise specified. Holders of Claims or Interests reviewing the Disclosure Statement should not assume at the time of such review that there have been no changes in the facts set forth in this Disclosure Statement since the date of this Disclosure Statement. No holder of a Claim or Interest should rely on any information, representations, or inducements that are not contained in or are inconsistent with the information contained in this Disclosure Statement, the documents attached to this Disclosure Statement, and the Plan. This Disclosure Statement does not constitute legal, business, financial, or tax advice. Any Person or Entity desiring any such advice should consult with their own advisors. Additionally, this Disclosure Statement has not been approved or disapproved by the Bankruptcy Court, the SEC, or any securities regulatory authority of any state under Blue Sky Laws.

Regarding contested matters, adversary proceedings, and other pending, threatened, or potential litigation or other actions, this Disclosure Statement does not constitute, and may not be construed as, an admission of fact, liability, stipulation, or waiver by the Debtor or any other party, but rather as a statement made in the context of settlement negotiations in accordance with Rule 408 of the Federal Rules of Evidence and any analogous state or foreign laws or rules. As such, this Disclosure Statement shall not be admissible in any non-bankruptcy proceeding involving the Debtor or any other party in interest, nor shall it be construed to be conclusive advice on the tax, securities, financial, or other effects of the Plan to holders of Claims against, or Interests in, the Debtor or any other party in interest. Please refer to Article VIII of this Disclosure Statement, entitled “Risk Factors” for a discussion of certain risk factors that holders of Claims voting on the Plan should consider.

Except as otherwise expressly set forth herein, all information, representations, or statements contained herein have been provided by the Debtor. No person is authorized by the Debtor in connection with this Disclosure Statement, the Plan, or the Solicitation to give any information or to make any representation or statement regarding this Disclosure Statement, the Plan, or the Solicitation, in each case, other than as contained in this Disclosure Statement and the exhibits attached hereto or as otherwise incorporated herein by reference or referred to herein. If any such information, representation, or statement is given or made, it may not be relied upon as having been authorized by the Debtor.

You are encouraged to read the Plan and this Disclosure Statement in its entirety, including Article VII, entitled “Risk Factors,” before submitting your ballot to vote on the Plan.

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If the Plan is confirmed by the Bankruptcy Court and the Effective Date occurs, all holders of Claims and Interests (including those holders of Claims who do not submit ballots to accept or reject the Plan, who vote to reject the Plan, or who are not entitled to vote on the Plan) will be bound by the terms of the Plan and the Restructuring Transactions contemplated thereby.

This Disclosure Statement may contain certain forward-looking statements, all of which are based on various estimates and assumptions. Such forward-looking statements are subject to inherent uncertainties and to a wide variety of significant business, economic, and competitive risks, including, but not limited to, those summarized herein. When used in this Disclosure Statement, the words “anticipate,” “believe,” “estimate,” “will,” “may,” “intend,” and “expect” and similar expressions generally identify forward-looking statements. Although the Debtor believes that its plans, intentions, and expectations reflected in the forward-looking statements are reasonable, they cannot be sure that they will be achieved. These statements are only predictions and are not guarantees of future performance or results. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. All forward-looking statements attributable to the Debtor or Persons or Entities acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this Disclosure Statement. Forward-looking statements speak only as of the date on which they are made. Except as required by law, the Debtor expressly disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

[Remainder of page intentionally left blank.]

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Page

I.	INTRODUCTION		1

II.	PRELIMINARY STATEMENT		1

III.	QUESTIONS AND ANSWERS REGARDING THIS DISCLOSURE STATEMENT AND PLAN		2

	A.	What is chapter 11?	2
	B.	Why is the Debtor sending me this Disclosure Statement?	2
	C.	Am I entitled to vote on the Plan?	3
	D.	What will I receive from the Debtor if the Plan is consummated?	3
	E.	What will I receive from the Debtor if I hold an Allowed Administrative Claim or a Priority Tax Claim?	4
	F.	Are any regulatory approvals required to consummate the Plan?	5
	G.	What happens to my recovery if the Plan is not confirmed or does not go effective?	5
	H.	If the Plan provides that I get a distribution, do I get it upon Confirmation or when the Plan goes effective, and what is meant by “Confirmation,” “Effective Date,” and “Consummation?”	5
	I.	What are the sources of Cash and other consideration required to fund the Plan?	5
	J.	Is there potential litigation related to the Plan?	6
	K.	Will the final amount of Allowed General Unsecured Claims affect the recovery of holders of Allowed General Unsecured Claims under the Plan?	6
	L.	How will the preservation of the Causes of Action affect my recovery under the Plan?	6
	M.	Will there be releases and exculpation granted to parties in interest as part of the Plan?	7
	N.	What is the deadline to vote on the Plan?	12
	O.	How do I vote for or against the Plan?	12
	P.	Why is the Bankruptcy Court holding a Confirmation Hearing?	12
	Q.	What is the purpose of the Confirmation Hearing?	12
	R.	What is the effect of the Plan on the Debtor’s ongoing businesses?	13
	S.	Will any party have significant influence over the corporate governance and operations of the Reorganized Debtor?	13
	T.	Who do I contact if I have additional questions with respect to this Disclosure Statement or the Plan?	13
	U.	Does the Debtor recommend voting in favor of the Plan?	14

IV.	THE DEBTOR’S PLAN		14

	A.	The Plan	14

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V.	THE DEBTOR’S CORPORATE HISTORY, STRUCTURE, AND BUSINESS OVERVIEW		18

	A.	Medley’ Business and Organizational Structure	18
	B.	The Debtor’s Prepetition Capital Structure	20
	C.	Events Leading to the Filing of the Chapter 11 Case and the Debtor’s Proposed Chapter 11 Plan And Solicitation Procedures	23

VI.	MATERIAL DEVELOPMENTS AND ANTICIPATED EVENTS OF THE CHAPTER 11 CASE		24
	A.	First Day Relief	24
	B.	Professional Retention	25

VII.	RISK FACTORS		25

	A.	Bankruptcy Law Considerations	25
	B.	Risks Related to Recoveries under the Plan	29
	C.	Risks Related to the Debtor’s and the Reorganized Debtor’s Business and MDLY Stock	29

VIII.	SOLICITATION AND VOTING PROCEDURES		30

	A.	Holders of Claims Entitled to Vote on the Plan	30
	B.	Voting Record Date	31
	C.	Voting on the Plan	31
	D.	Ballots Not Counted	33

IX.	CONFIRMATION OF THE PLAN		33

	A.	Requirements for Confirmation of the Plan	33
	B.	Best Interests of Creditors/Liquidation Analysis	33
	C.	Feasibility	34
	D.	Acceptance by Impaired Classes	34
	E.	Confirmation Without Acceptance by All Impaired Classes	35

X.	CERTAIN SECURITIES LAW MATTERS		36

	A.	Issuance of Securities under the Plan	36
	B.	Subsequent Transfers	37

XI.	CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN		38

XII.	RECOMMENDATION		38

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EXHIBITS2

EXHIBIT A	Plan of Reorganization
EXHIBIT B	Liquidation Analysis
EXHIBIT C	Valuation Analysis
EXHIBIT D	Debtor’s 10-K
EXHIBIT E	Medley Management’s 10-K

2 Each Exhibit is incorporated herein by reference.

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I.	INTRODUCTION

Medley LLC (the “Debtor”), as debtor and debtor in possession in this Chapter 11 Case, and Medley Management, collectively as Plan Proponents submit this Disclosure Statement, pursuant to section 1125 of the Bankruptcy Code, to holders of Claims against and Interests in the Debtor in connection with the solicitation of votes for acceptance of the Plan.1 A copy of the Plan is attached hereto as Exhibit A and incorporated herein by reference.

II.	PRELIMINARY STATEMENT

The Debtor is headquartered in New York City and incorporated in Delaware. The Debtor was formed on October 27, 2010 in connection with a reorganization of the Company’s corporate structure. The Debtor is the direct subsidiary of Medley Management, a public company traded on the New York Stock Exchange under the symbol, “MDLY.” As discussed in more detail below, MDLY owns approximately 98% of the membership interests of the Debtor and is its sole managing member.2

The Company, founded in 2006, operates an alternative asset management firm offering yield solutions to retail and institutional investors. The Company focuses its business on credit-related investment strategies, historically originating senior secured loans to private middle market companies in the United States that have revenues between $50 million and $1 billion. As of the Petition Date, the Company has approximately $1.3 billion in Fee Earning Assets Under Management (“FEAUM”).3

The Company generated approximately $31,700,000 in revenue in 2020 and the Debtor had approximately $5,422,369 in assets and, as discussed more fully below, approximately $140,752,116 in liabilities as of the end of 2020.

As discussed in more detail below, several factors resulted in a liquidity strain that adversely impacted the Debtor’s ability to service the interest obligations owing on the Notes. As a result, on January 7, 2021, the Company engaged B. Riley Securities Inc. (the Debtor’s proposed investment banker and financial advisor) to assist in analyzing various strategic financial alternatives to address its capital structure, including restructuring the capital structure and other contractual obligations, with a particularized focus on the Notes Claims. The Debtor considered a number of alternatives, including an out-of-court exchange offer of debt for cash, debt for debt, debt for equity, or a combination thereof. However, the Debtor ultimately determined that due to the retail nature of the bonds, an out-of-court restructuring would be largely unworkable and ultimately pivoted to the proposed reorganization of the Notes Claims pursuant to the Bankruptcy Code.

1 Capitalized terms used but not otherwise defined in this Disclosure Statement have the meanings ascribed to such terms in the Plan. The summary of the Plan provided herein is qualified in its entirety by reference to the Plan. In the case of any inconsistency between this Disclosure Statement and the Plan, the Plan will govern.

2 MDLY was incorporated on June 13, 2014 and commenced operations on September 29, 2014 upon completion of its initial public offering (“IPO”).

3 The Debtor calculates its FEAUM on a quarterly basis.  The Debtor’s estimated FEAUM as of the Petition Date is based on the most recent quarterly calculation as of the end of 2020.

The structure of the Plan proposed by the Plan Proponents is critical to the success of this Chapter 11 Case and maximizing value for all stakeholders. The proposed Plan will avoid a change of control and therefore allow the Company to maintain its client base and properly restructure its business and operations during and after this Chapter 11 Case.

III.	QUESTIONS AND ANSWERS REGARDING THIS DISCLOSURE STATEMENT AND PLAN

A.	What is chapter 11?

Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. In addition to permitting debtor rehabilitation, chapter 11 promotes equality of treatment for creditors and similarly situated equity interest holders, subject to the priority of distributions prescribed by the Bankruptcy Code.

The commencement of a chapter 11 case creates an estate that comprises all of the legal and equitable interests of the debtor as of the date the chapter 11 case is commenced. The Bankruptcy Code provides that the debtor may continue to operate its business and remain in possession of its property as a “debtor in possession.”

Consummating a chapter 11 plan is the principal objective of a chapter 11 case. A bankruptcy court’s confirmation of a plan binds the debtor, any person acquiring property under the plan, any creditor or equity interest holder of the debtor, and any other entity as may be ordered by the bankruptcy court. Subject to certain limited exceptions, the order issued by a bankruptcy court confirming a plan provides for the treatment of the debtor’s liabilities in accordance with the terms of the confirmed plan.

B.	Why is the Debtor sending me this Disclosure Statement?

The Debtor is seeking to obtain Bankruptcy Court approval of the Plan. Before soliciting acceptances of the Plan, section 1125 of the Bankruptcy Code requires a debtor to prepare a disclosure statement containing adequate information of a kind, and in sufficient detail, to enable a hypothetical reasonable investor to make an informed judgment regarding acceptance of a plan and to share such disclosure statement with all holders of claims whose votes on the plan are being solicited. This Disclosure Statement is being submitted in accordance with these requirements.

C.	Am I entitled to vote on the Plan?

Your ability to vote on, and your distribution under, the Plan, if any, depends on what type of Claim you hold and whether you held that Claim as of the Voting Record Date (as defined herein). Each category of holders of Claims or Interests, as set forth in Article III of the Plan pursuant to section 1122(a) of the Bankruptcy Code, is referred to as a “Class.” Each Class’s respective voting status is set forth below:

Class	Claims and Interests	Status	Voting Rights
Class 1	Secured Claims	Unimpaired	Not Entitled to Vote (Presumed to Accept)
Class 2	Other Priority Claims	Unimpaired	Not Entitled to Vote (Presumed to Accept)
Class 3	Notes Claims	Impaired	Entitled to Vote
Class 4	Strategic Claim	Impaired	Entitled to Vote
Class 5	General Unsecured Claims	Impaired	Entitled to Vote
Class 6	Intercompany Claims	Unimpaired / Impaired	Not Entitled to Vote (Presumed to Accept or Deemed to Reject)
Class 7	Interests	Unimpaired	Not Entitled to Vote (Presumed to Accept)

D.	What will I receive from the Debtor if the Plan is consummated?

The following chart provides a summary of the anticipated recovery to holders of Claims or Interests under the Plan. Any estimates of Claims or Interests in this Disclosure Statement may materially vary from the final amounts allowed by the Bankruptcy Court. Your ability to receive distributions under the Plan depends upon the ability of the Debtor to obtain Confirmation and meet the conditions necessary to consummate the Plan.

THE PROJECTED RECOVERIES SET FORTH IN THE TABLE BELOW ARE ESTIMATES ONLY AND THEREFORE ARE SUBJECT TO CHANGE. FOR A COMPLETE DESCRIPTION OF THE DEBTOR’S CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS, REFERENCE SHOULD BE MADE TO THE ENTIRE PLAN.4

4 The recoveries set forth below may materially change based upon various factors.

SUMMARY OF EXPECTED RECOVERIES

Class	Claim/Equity Interest	Treatment of Claim/Equity Interest	Projected Amount of Claims (in millions)	Projected Recovery Under the Plan
1	Secured Claims	Each holder of an Allowed Secured Claim shall receive, at the option of the Debtor and in its sole discretion: (i) payment in full in Cash of its Allowed Secured Claim; (ii) the collateral securing its Allowed Secured Claim; (iii) Reinstatement of its Allowed Secured Claim; or (iv) such other treatment rendering its Allowed Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.	$0	100%
2	Other Priority Claims	Each holder of an Allowed Other Priority Claim shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code.	$0	100%
3	Notes Claims

On the Effective Date, each holder of an Allowed Notes Claim shall receive:

(i)    If such holder votes to accept the Plan: 0.600 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder;

(ii)    If such holder does not take any action and does not vote on the Plan: 0.450 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder; or

(iii)  If such holder elects to Opt-Out of the Third Party Release contained in Article VIII of the Plan and/or votes to reject the Plan, the lesser of: (x) 0.134 shares of newly issued MDLY Stock for each $25 principal amount of 2024 Notes and/or 2026 Notes held by such holder; or (y) a pro rata share of the Rejecting Noteholder Pool.

			$122.595	22.4% / 16.8% / 5%
4	Strategic Claim	The holder of the Allowed Strategic Claim shall receive: (i) 218,182 shares of newly issued MDLY Stock; (ii) $350,000 in Cash on the Effective Date or as soon as practicable thereafter; and (iii) a secured promissory note, the form of which will be negotiated between the parties prior to the Confirmation Hearing, which provides for 10 consecutive quarterly payments of $225,000 in Cash, commencing on the last Business Day of the first full calendar quarter following the Effective Date.	$7.7	60.3%
5	General Unsecured Claims

Each holder of an Allowed General Unsecured Claim shall receive, at the option of the Debtor:

(i)    the lesser of: the amount of its Allowed General Unsecured Claim in Cash; or its pro rata share of the General Unsecured Claims Pool; or

(ii)   Reinstatement.

			[●]	[●] / 100%
6	Intercompany Claims

Each Allowed Intercompany Claim shall be, at the option of the Debtor, either:

(i)    Reinstated; or

(ii)   canceled, released, and extinguished and without any distribution at the Debtor’s election and in its sole discretion.

			N/A	0% / 100%
7	Interests	Each holder of an Interest shall retain such Interest.	N/A	100%

E.	What will I receive from the Debtor if I hold an Allowed Administrative Claim or a Priority Tax Claim?

In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Professional Claims, and Priority Tax Claims have not been classified and, thus, are excluded from the Classes of Claims or Interests set forth in Article III of the Plan.

1.	Administrative Claims

Administrative Claims will be satisfied as set forth in Article II.A of the Plan, as summarized herein. Unless otherwise agreed to by the holder of an Allowed Administrative Claim and the Debtor or the Reorganized Debtor, as applicable, each holder of an Allowed Administrative Claim (other than holders of Professional Claims and Claims for fees and expenses pursuant to section 1930 of chapter 123 of title 28 of the United States Code) will receive in full and final satisfaction of its Administrative Claim an amount of Cash equal to the amount of such Allowed Administrative Claim in accordance with the following: (1) if an Administrative Claim is Allowed on or prior to the Effective Date, on the Effective Date or as soon as reasonably practicable thereafter (or, if not then due, when such Allowed Administrative Claim is due or as soon as reasonably practicable thereafter); (2) if such Administrative Claim is not Allowed as of the Effective Date, no later than thirty (30) days after the date on which an order allowing such Administrative Claim becomes a Final Order, or as soon as reasonably practicable thereafter; (3) if such Allowed Administrative Claim is based on liabilities incurred by the Debtor in the ordinary course of their business after the Petition Date in accordance with the terms and conditions of the particular transaction giving rise to such Allowed Administrative Claim without any further action by the holders of such Allowed Administrative Claim; (4) at such time, and upon such terms, as may be agreed upon by such holder and the Debtor or the Reorganized Debtor, as applicable; or (5) at such time, and upon such terms, as set forth in an order of the Bankruptcy Court.

2.	Priority Tax Claims.

Priority Tax Claims will be satisfied as set forth in Article II.C of the Plan, as summarized herein. Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each holder of such Allowed Priority Tax Claim shall be treated in accordance with the terms set forth in section 1129(a)(9)(C) of the Bankruptcy Code.

F.	Are any regulatory approvals required to consummate the Plan?

There are no known regulatory approvals that are required to consummate the Plan. However, to the extent any such regulatory approvals or other authorizations, consents, rulings, or documents are necessary to implement and effectuate the Plan, it is a condition precedent to the Effective Date that they be obtained.

G.	What happens to my recovery if the Plan is not confirmed or does not go effective?

In the event that the Plan is not confirmed or does not go effective, there is no assurance that the Debtor will be able to reorganize its business. It is possible that any alternative may provide holders of Claims with less than they would have received pursuant to the Plan. For a more detailed description of the consequences of an extended chapter 11 case, or of a liquidation scenario, see Article B of this Disclosure Statement, entitled “Best Interests of Creditors/Liquidation Analysis,” and the Liquidation Analysis attached hereto as Exhibit B.

H.	If the Plan provides that I get a distribution, do I get it upon Confirmation or when the Plan goes effective, and what is meant by “Confirmation,” “Effective Date,” and “Consummation?”

“Confirmation” of the Plan refers to approval of the Plan by the Bankruptcy Court. Confirmation of the Plan does not guarantee that you will receive the distribution indicated under the Plan. After Confirmation of the Plan by the Bankruptcy Court, there are conditions that need to be satisfied or waived so that the Plan can go effective. Initial distributions to holders of Allowed Claims will only be made on the date the Plan becomes effective—the “Effective Date”—or as soon as reasonably practicable thereafter, as specified in the Plan. See Article X of this Disclosure Statement, entitled “Confirmation of the Plan,” for a discussion of the conditions precedent to consummation of the Plan.

I.	What are the sources of Cash and other consideration required to fund the Plan?

The Debtor and the Reorganized Debtor, as applicable, shall fund distributions under the Plan with: (1) Cash on hand; (2) the Promissory Note; and (3) the issuance of MDLY Stock.

J.	Is there potential litigation related to the Plan?

Parties in interest may object to the approval of this Disclosure Statement and may also object to Confirmation of the Plan, which objections potentially could give rise to litigation. See Article VIII.C.10 of this Disclosure Statement, entitled “The Reorganized Debtor May Be Adversely Affected by Potential Litigation, Including Litigation Arising Out of the Chapter 11 Case.”

In the event that it becomes necessary to confirm the Plan over the rejection of certain Classes, the Debtor may seek confirmation of the Plan notwithstanding the dissent of such rejecting Classes. The Bankruptcy Court may confirm the Plan pursuant to the “cramdown” provisions of the Bankruptcy Code, which allow the Bankruptcy Court to confirm a plan that has been rejected by an impaired Class if it determines that the Plan satisfies section 1129(b) of the Bankruptcy Code. See Article E of this Disclosure Statement, entitled “Confirmation Without Acceptance by All Impaired Classes.”

K.	Will the final amount of Allowed General Unsecured Claims affect the recovery of holders of Allowed General Unsecured Claims under the Plan?

Although the Debtor’s estimate of Allowed General Unsecured Claims is generally the result of the Debtor’s and its advisors’ analysis of reasonably available information as of the date hereof, the amount of potential Allowed General Unsecured Claims actually asserted against the Debtor may be higher or lower than the Debtor’s estimate provided herein, which difference could be material and could materially affect Class 5 recoveries. The projected amount of General Unsecured Claims set forth herein is subject to change.

As of the Petition Date, the Debtor was a party to certain litigation matters that arose in the ordinary course of operating its business, and could become a party to additional litigation in the future. Although the Debtor has disputed, is disputing, or will dispute in the future the amounts asserted by such litigants, to the extent these parties are ultimately entitled to a higher amount than is reflected in the amounts estimated by the Debtor herein, the total amount of Allowed General Unsecured Claims could change and materially affect Class 5 recoveries.

The Debtor may also reject Executory Contracts and Unexpired Leases, which may result in parties asserting General Unsecured Claims for rejection damages. Finally, the Debtor may object to certain proofs of claim, and any such objections ultimately could cause the total amount of Allowed General Unsecured Claims to change, and could materially affect Class 5 recoveries.

L.	How will the preservation of the Causes of Action affect my recovery under the Plan?

The Plan provides for the retention of all Causes of Action other than those that are expressly waived, relinquished, exculpated, released, compromised, or settled.

In accordance with section 1123(b) of the Bankruptcy Code, but subject to Article VIII hereof, the Debtor or Reorganized Debtor, as applicable, shall retain and may enforce all rights to commence and pursue, as appropriate, any and all Causes of Action of the Debtor, whether arising before or after the Petition Date, including any actions specifically enumerated in the Schedule of Retained Causes of Action, and the Reorganized Debtor’s rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date, other than the Causes of Action released by the Debtor pursuant to the releases and exculpations contained in the Plan, including in Article VIII of the Plan, which shall be deemed released and waived by the Debtor and the Reorganized Debtor as of the Effective Date.

The Reorganized Debtor may pursue such retained Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtor. No Entity (other than the Released Parties) may rely on the absence of a specific reference in the Plan, the Plan Supplement, the Disclosure Statement, or Confirmation Order, to any Cause of Action against it as any indication that the Debtor or the Reorganized Debtor, as applicable, will not pursue any and all available Causes of Action of the Debtor against it. The Debtor and the Reorganized Debtor expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in the Plan, including Article VIII of the Plan. Unless any Causes of Action of the Debtor against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Final Order, the Reorganized Debtor expressly reserves all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation.

The Reorganized Debtor reserves and shall retain such Causes of Action of the Debtor notwithstanding the rejection or repudiation of any Executory Contract or Unexpired Lease during the Chapter 11 Case or pursuant to the Plan. In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that the Debtor may hold against any Entity shall vest in the Reorganized Debtor, except as otherwise expressly provided in the Plan, including Article VIII of the Plan. The Reorganized Debtor, through its authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action. The Reorganized Debtor shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court.

M.	Will there be releases and exculpation granted to parties in interest as part of the Plan?

Yes, the Plan proposes to release the Released Parties and to exculpate the Exculpated Parties. The Debtor’s releases, third-party releases, and exculpation provisions included in the Plan are an integral part of the Debtor’s overall restructuring efforts.

The Plan provides for releases for the Debtor, the Reorganized Debtor, and the Notes Trustee, and each such Entity’s current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals.

The Plan provides exculpation for (a) the Debtor; (b) any official committees appointed in the Chapter 11 Case and each of their respective members; (c) the Notes Trustee; and (d) with respect to each of the foregoing, such Entity and its current and former Affiliates, and such Entity’s and its current and former Affiliates’ current and former equity holders, subsidiaries, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

The Released Parties and the Exculpated Parties have made substantial and valuable contributions to the Debtor’s restructuring through efforts to negotiate and implement the Plan, and/or contributing new value to help fund the Plan, which will maximize and preserve the going-concern value of the Debtor for the benefit of all parties in interest. Accordingly, each of the Released Parties and the Exculpated Parties warrants the benefit of the release and exculpation provisions.

IMPORTANTLY, THE FOLLOWING PARTIES ARE INCLUDED IN THE DEFINITION OF “RELEASING PARTIES” AND WILL BE DEEMED TO HAVE EXPRESSLY, UNCONDITIONALLY, GENERALLY, INDIVIDUALLY, AND COLLECTIVELY RELEASED AND DISCHARGED ALL CLAIMS AND CAUSES OF ACTION AGAINST THE DEBTOR AND THE RELEASED PARTIES: ALL HOLDERS OF CLAIMS OR INTERESTS WHO DO NOT (X) VALIDLY OPT OUT OF THE RELEASES CONTAINED IN THE PLAN, (Y) FILE AN OBJECTION TO THE RELEASES CONTAINED IN THE PLAN BY THE PLAN OBJECTION DEADLINE, OR (Z) TIMELY VOTE TO REJECT THE PLAN. THE RELEASES ARE AN INTEGRAL ELEMENT OF THE PLAN.

The Debtor believes that the releases and exculpations in the Plan are necessary and appropriate and meet the requisite legal standard promulgated by the United States Court of Appeals for the Third Circuit. Moreover, the Debtor will present evidence at the Confirmation Hearing to demonstrate the basis for and propriety of the releases and exculpation provisions. The release, exculpation, and injunction provisions that are contained in the Plan are copied in pertinent part below.

1.	Release of Liens.

Except as otherwise provided in the Plan, the Confirmation Order, or in any contract, instrument, release, or other agreement or document created, or entered into, pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, except for Secured Claims that the Debtor elects to Reinstate in accordance with the Plan, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Estate shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtor and its successors and assigns. Any holder of such Secured Claim (and the applicable agents for such holder) shall be authorized and directed, at the sole cost and expense of the Reorganized Debtor, to release any collateral or other property of the Debtor (including any cash collateral and possessory collateral), held by such holder (and the applicable agents for such holder), and to take such actions as may be reasonably requested by the Debtor or Reorganized Debtor, as applicable, to evidence the release of such Liens and/or security interests, including the execution, delivery, and filing or recording of such releases. The presentation or filing of the Confirmation Order to or with any federal, state, provincial, or local agency, records office, or department shall constitute good and sufficient evidence of, but shall not be required to effect, the termination of such Liens.

To the extent that any holder of a Secured Claim that has been satisfied or discharged in full pursuant to the Plan, or any agent for such holder, has filed or recorded publicly any Liens and/or security interests to secure such holder’s Secured Claim, then as soon as practicable on or after the Effective Date, such holder (or the agent for such holder) shall take any and all steps requested by the Debtor or the Reorganized Debtor, as applicable, that are necessary or desirable to record or effectuate the cancellation and/or extinguishment of such Liens and/or security interests, including the making of any applicable filings or recordings, and the Debtor or Reorganized Debtor, as applicable, shall be entitled to make any such filings or recordings on such holder’s behalf.

2.	Releases by the Debtor.

Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed released and discharged by the Debtor, the Reorganized Debtor, and its Estate from any and all claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtor, that the Debtor, the Reorganized Debtor, or its Estate would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Interest in, the Debtor or other Entity, or that any holder of any Claim against, or Interest in, the Debtor or other Entity could have asserted on behalf of the Debtor, based on or relating to or in any manner arising from in whole or in part, the Debtor, the Debtor’s in- or out-of-court restructuring efforts, any Avoidance Actions, intercompany transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, the Chapter 11 Case, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any post-Effective Date obligations of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan or the Restructuring Transactions or (b) any individual from any Claim or Cause of Action related to an act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud or willful misconduct.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the Debtor Release is: (a) in exchange for the good and valuable consideration provided by the Releasing Parties, including, without limitation, the Releasing Parties’ contribution to facilitating the Restructuring Transactions and implementing the Plan; (b) a good faith settlement and compromise of the Claims released by the Debtor Release; (c) in the best interests of the Debtor and all holders of Claims and Interests; (d) fair, equitable, and reasonable; (e) given and made after due notice and opportunity for a hearing; and (f) a bar to any of the Debtor, the Reorganized Debtor, or the Debtor’s Estate asserting any Claim or Cause of Action released pursuant to the Debtor Release.

3.	Releases by the Releasing Parties.

As of the Effective Date, for good and valuable consideration, each Releasing Party is deemed to have released and discharged each Released Party from any and all claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtor, the Reorganized Debtor, or the Estate, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to or in any manner arising from in whole or in part, the Debtor, the Debtor’s in- or out-of-court restructuring efforts, any Avoidance Actions, intercompany transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, the Chapter 11 Case, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, the operation of the Debtor’s business prior to the Petition Date, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any post-Effective Date obligations (including any obligations Reinstated pursuant to the Plan) of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan or the Restructuring Transactions, or (b) any individual from any claim or Cause of Action related to an act or omission that is determined in a Final Order by a court competent jurisdiction to have constituted actual fraud or willful misconduct.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third-Party Release, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the Third-Party Release is: (a) consensual, (b) essential to the confirmation of the Plan; (c) given in exchange for the good and valuable consideration provided by the Released Parties; (d) a good faith settlement and compromise of the Claims released by the Third-Party Release; (e) in the best interests of the Debtor and its Estate; (f) fair, equitable, and reasonable; (g) given and made after due notice and opportunity for a hearing; and (h) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released pursuant to the Third-Party Release.

4.	Exculpation.

Except as otherwise specifically provided in the Plan, no Exculpated Party shall have, or incur, and each Exculpated Party is released and exculpated from any Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, related prepetition transactions, the Disclosure Statement, the Plan, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of Securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, except for claims related to any act or omission that is determined in a Final Order to have constituted willful misconduct or actual fraud. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above do not exculpate any post-Effective Date obligations of any party or entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

5.	Injunction.

Except as otherwise expressly provided in the Plan, or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities who have held, hold, or may hold claims or interests that have been released, discharged, or are subject to exculpation are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtor, the Reorganized Debtor, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of, or in connection with. or with respect to. any such claims or interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of, or in connection with, or with respect to, any such claims or interests; (c) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or the estates of such Entities on account of, or in connection with, or with respect to, any such claims or interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of, or in connection with, or with respect to, any such claims or interests unless such holder has filed a motion requesting the right to perform such setoff on or before the Effective Date, and notwithstanding an indication of a claim or interest or otherwise that such holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with, or with respect to, any such claims or interests released or settled pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any post-Effective Date obligations of any party or entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

For more detail, see Article VIII of the Plan, entitled “Settlement, Release, Injunction, and Related Provisions,” which is incorporated herein by reference.

N.	What is the deadline to vote on the Plan?

The Voting Deadline is [May 19, 2021], at 4:00 p.m. (prevailing Eastern Time).

O.	How do I vote for or against the Plan?

Detailed instructions regarding how to vote on the Plan are contained on the ballots distributed to holders of Claims that are entitled to vote on the Plan. For your vote to be counted, your ballot, the master ballot containing your vote and returned by your Nominee, or the “pre-validated” ballot provided by your Nominee for direct return by you must be properly completed, executed, and delivered as directed, so that the ballot, master ballot or pre-validated ballot containing your vote is actually received by the Debtor’s notice and claims agent, Kurtzman Carson Consultants LLC (the “Notice and Claims Agent”) on or before the Voting Deadline, i.e. [May 19, 2021], at 4:00 p.m., prevailing Eastern Time. See Article IX of this Disclosure Statement, entitled, “Solicitation and Voting Procedures” for more information.

P.	Why is the Bankruptcy Court holding a Confirmation Hearing?

Section 1128(a) of the Bankruptcy Code requires the Bankruptcy Court to hold a hearing on confirmation of the Plan and recognizes that any party in interest may object to Confirmation of the Plan. All parties in interest will be served notice of the time, date, and location of the Confirmation Hearing once scheduled.

Q.	What is the purpose of the Confirmation Hearing?

The confirmation of a plan of reorganization by a bankruptcy court binds the debtor, any issuer of securities under a plan of reorganization, any person acquiring property under a plan of reorganization, any creditor or equity interest holder of a debtor, and any other person or entity as may be ordered by the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code. Subject to certain limited exceptions, the order issued by the Bankruptcy Court confirming a plan of reorganization discharges a debtor from any debt that arose before the confirmation of such plan of reorganization and provides for the treatment of such debt in accordance with the terms of the confirmed plan of reorganization.

The Confirmation Hearing is scheduled for May [27], 2021, at [10:00 a.m.], prevailing Eastern Time, or such other time as may be scheduled by the Bankruptcy Court. The Confirmation Hearing may be adjourned from time to time without further notice. Objections to Confirmation must be Filed with the Bankruptcy Court, by no later than May [19], 2021, at 4:00 p.m., prevailing Eastern Time, in accordance with the notice of the Confirmation Hearing that accompanies this Disclosure Statement and the Disclosure Statement Order incorporated herein by reference.

R.	What is the effect of the Plan on the Debtor’s ongoing businesses?

The Debtor is reorganizing under chapter 11 of the Bankruptcy Code. As a result, the occurrence of the Effective Date means that the Debtor will not be liquidated or forced to go out of business. Following Confirmation, the Plan will be consummated on the Effective Date, which is a date that is the first Business Day after the Confirmation Date on which: (1) no stay of the Confirmation Order is in effect and (2) all conditions to Consummation have been satisfied or waived (see Article IX of the Plan). On or after the Effective Date, and unless otherwise provided in the Plan, the Reorganized Debtor may operate its businesses and, except as otherwise provided by the Plan, may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. Additionally, upon the Effective Date, all actions contemplated by the Plan will be deemed authorized and approved.

S.	Will any party have significant influence over the corporate governance and operations of the Reorganized Debtor?

The Plan contemplates that the Managing Member of the Debtor shall continue to serve in its capacity as Managing Member after the Effective Date and throughout the remainder of its term. To the extent there is a change in the Managing Member, the identity of any new Managing Member will be disclosed in the Plan Supplement or prior to the Confirmation Hearing, consistent with section 1129(a)(5) of the Bankruptcy Code. The Managing Member and each officer of the Reorganized Debtor shall serve from and after the Effective Date pursuant to the terms of the Organizational Documents and other constituent documents.

T.	Who do I contact if I have additional questions with respect to this Disclosure Statement or the Plan?

If you have any questions regarding this Disclosure Statement or the Plan, please contact the Debtor’s Notice and Claims Agent, Kurtzman Carson Consultants LLC, via one of the following methods:

By regular mail, hand delivery, or overnight at:

Medley Ballot Processing

c/o Kurtzman Carson Consultants LLC

222 N. Pacific Coast Highway, Suite 300

El Segundo, California 90245

By electronic mail at:

MedleyInfo@kcccllc.com

By telephone at:

(877) 634-7181 (toll free) or (424) 236-7266 (international)

and request to speak with a member of the Solicitation Team

Copies of the Plan, this Disclosure Statement, and any other publicly filed documents in the Chapter 11 Case are available upon written request to the Notice and Claims Agent at the address above or by downloading the exhibits and documents from the website of the Notice and Claims Agent at www.kccllc.net/Medley (free of charge) or the Bankruptcy Court’s website at http://www.deb.uscourts.gov (for a fee).

U.	Does the Debtor recommend voting in favor of the Plan?

Yes. The Debtor believes that the Plan provides for a larger distribution to the Debtor’s creditors and equity holders than would otherwise result from any other available alternative. The Debtor believes that the Plan, which contemplates a significant deleveraging of the Debtor’s balance sheet and enables it to emerge from chapter 11 expeditiously, is in the best interest of all holders of Claims or Interests, and that any other alternatives (to the extent they exist, which is very unlikely) fail to realize or recognize the value inherent under the Plan.

IV.	THE DEBTOR’S PLAN

A.	The Plan

The Plan contemplates the following key terms, among others described herein and therein:

1.	General Settlement of Claims and Interests

As discussed herein, and as otherwise provided in the Plan, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, distributions, releases, and other benefits provided for under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Interests and controversies resolved pursuant to the Plan, including: (1) any challenge to the amount, validity, perfection, enforceability, priority or extent of the Notes Claims, and (2) any claim to avoid, subordinate, or disallow any Notes Claims, whether under any provision of chapter 5 of the Bankruptcy Code, on any equitable theory (including equitable subordination, equitable disallowance, or unjust enrichment), or otherwise. The Plan shall be deemed a motion to approve the good faith compromise and settlement of all such Claims, Interests, and controversies pursuant to Bankruptcy Rule 9019, and the entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of such compromise and settlement under section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, as well as a finding by the Bankruptcy Court that such settlement and compromise is fair, equitable, reasonable and in the best interests of the Debtor and its Estate. Subject to Article VI hereof, all distributions made to holders of Allowed Claims and Allowed Interests in any Class are intended to be and shall be final.

2.	Restructuring Transactions

On or before the Effective Date, the Debtor or the Reorganized Debtor, as applicable, shall enter into, and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions. The actions to implement the Restructuring Transactions may include: (1) the execution and delivery of appropriate agreements or other documents of merger, amalgamation, consolidation, restructuring, conversion, disposition, transfer, arrangement, continuance, dissolution, sale, purchase, or liquidation containing terms that are consistent with the terms of the Plan, and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities determine to be necessary, including making filings or recordings that may be required by applicable law in connection with the Plan. The Confirmation Order shall, and shall be deemed to, pursuant to sections 363 and 1123 of the Bankruptcy Code, authorize, among other things, all actions as may be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate the Plan.

3.	Reorganized Debtor

On the Effective Date, the Managing Member shall remain unaffected from a control perspective, and the Reorganized Debtor shall adopt the Organizational Documents (subject to any technical modification necessary). The Reorganized Debtor shall be authorized to adopt any other agreements, documents, and instruments and to take any other actions contemplated under the Plan as necessary to consummate the Plan. Cash payments to be made pursuant to the Plan will be made by the Debtor or Reorganized Debtor, as applicable. The Debtor and Reorganized Debtor will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtor or Reorganized Debtor, as applicable, to satisfy its obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtor’s historical intercompany account settlement practices and will not violate the terms of the Plan.

From and after the Effective Date, the Reorganized Debtor, subject to any applicable limitations set forth in any post-Effective Date agreement, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing, subject to the Organizational Documents, as the Managing Member deems appropriate.

4.	Sources of Consideration for Plan Distributions

The Debtor and the Reorganized Debtor, as applicable, shall fund distributions under the Plan with: (1) Cash on hand, including Cash from operations; (2) proceeds of the Promissory Note; (3) the issuance of MDLY Stock; (4) the General Unsecured Claims Pool; and (5) the Rejecting Noteholder Pool.

(a)	Promissory Note

On the Effective Date, certain members of the management team of Medley Management will issue the Debtor a $1,000,000.00 promissory note, a copy of which shall be included in the Plan Supplement.

(b)	Issuance of MDLY Stock

The issuance of the MDLY Stock shall be authorized by Medley Management prior to the Effective Date, without the need for any further corporate action on behalf of the Debtor and without any further action by the holders of Claims or Interests. Medley Management shall be authorized to issue the number of shares of MDLY Stock required to be issued under the Plan.

All of the shares of MDLY Stock issued pursuant to the Plan shall be duly authorized, validly issued, fully paid, and non-assessable. Each distribution and issuance referred to Article VI hereof shall be governed by the terms and conditions set forth in the Plan applicable to such distribution or issuance and by the terms and conditions of the instruments evidencing or relating to such distribution or issuance, which terms and conditions shall bind each Entity receiving such distribution or issuance.

(c)	General Unsecured Claims Pool

On the Effective Date, the Reorganized Debtor shall establish the General Unsecured Claims Pool with Cash in an amount equal to $100,000. The General Unsecured Claims Pool shall be maintained in trust solely for holders of General Unsecured Claims. Such funds shall not be considered property of the Debtor or the Reorganized Debtor; provided that any funds remaining in the General Unsecured Claims Pool after all General Unsecured Claims Distributions have been made shall be distributed to and vest in the Reorganized Debtor.

(d)	Rejecting Noteholder Pool

On the Effective Date, the Reorganized Debtor shall establish the Rejecting Noteholder Pool with Cash in an amount equal to $100,000. The Rejecting Noteholder Pool shall be maintained in trust solely for holders of Notes Claims that Opt-Out of the Third Party Release contained in Article VIII of the Plan and/or vote to reject the Plan. Such funds shall not be considered property of the Debtor or the Reorganized Debtor; provided that any funds remaining in the Rejecting Noteholder Pool after all Distributions have been made shall be distributed to and vest in the Reorganized Debtor.

5.	Vesting of Assets in the Reorganized Debtor

On the Effective Date, except as otherwise provided in the Confirmation Order, the Plan, or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to the Plan or Plan Supplement, all property in the Estate, all Causes of Action, including any actions specifically enumerated in the Schedule of Retained Causes of Action, and any property acquired by the Debtor pursuant to the Plan shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, charges, or other encumbrances. On and after the Effective Date, except as otherwise provided in the Plan, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court, and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

6.	Cancellation of Existing Securities and Agreements.

On the Effective Date, except with respect to the Promissory Note, if necessary, and except to the extent otherwise provided in the Plan, all notes, instruments, certificates, credit agreements, indentures, and other documents evidencing Claims, but not Interests, which are unimpaired, shall be deemed cancelled and the obligations of the Debtor thereunder, or in any way related thereto, shall be deemed satisfied in full, cancelled, discharged, and of no force or effect. Holders of, or parties to such cancelled instruments, Securities, and other documentation will have no rights arising from, or relating to, such instruments, Securities, and other documentation, or the cancellation thereof, except the rights provided for pursuant to the Plan. Notwithstanding anything to the contrary herein, but subject to any applicable provisions of Article VI thereof, the Notes Indentures shall continue in effect solely to the extent necessary to: (1) permit holders of Claims under the Notes Indentures to receive their respective distributions pursuant to this Plan; (2) permit the Reorganized Debtor and the Disbursing Agent, as applicable, to make distribution on account of the Allowed Claims under the Notes Indentures; and (3) permit the Notes Trustee to seek compensation and/or reimbursement of fees and expenses in accordance with the terms of the Plan. Except as provided in the Plan (including Article VI thereof), on the Effective Date, the Notes Trustee, and its respective agents, successors, and assigns, shall be automatically and fully discharged of all of their duties and obligations associated with the Notes Indentures. The commitments and obligations (if any) of the holders of the Notes to extend any further or future credit or financial accommodations to the Debtor, any of its subsidiaries or successors or assigns under the Notes Indentures, shall fully terminate and be of no further force or effect on the Effective Date.

7.	Managing Member and Officers of the Reorganized Debtor

Unless otherwise specified in the Plan Supplement, as of the Effective Date, the term of the current Managing Member of the Debtor shall remain unaffected. To the extent known, the identity of any new Managing Member will be disclosed in the Plan Supplement or prior to the Confirmation Hearing, consistent with section 1129(a)(5) of the Bankruptcy Code. The Managing Member and each officer of the Reorganized Debtor shall serve from and after the Effective Date pursuant to the terms of the Organizational Documents and other constituent documents.

8.	Preservation of Causes of Action

In accordance with section 1123(b) of the Bankruptcy Code, but subject to Article VIII of the Plan, the Reorganized Debtor, shall retain and may enforce all rights to commence and pursue, as appropriate, any and all Causes of Action of the Debtor, whether arising before or after the Petition Date, including any actions specifically enumerated in the Schedule of Retained Causes of Action, and the Reorganized Debtor’s rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date, other than the Causes of Action explicitly released by the Debtor pursuant to the releases and exculpations contained in the Plan, including in Article VIII of the Plan, which shall be deemed released and waived by the Debtor and the Reorganized Debtor as of the Effective Date.

The Reorganized Debtor may pursue such retained Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtor. No Entity (other than the Released Parties) may rely on the absence of a specific reference in the Plan, the Plan Supplement, or the Disclosure Statement to any Cause of Action against it as any indication that the Debtor or the Reorganized Debtor, as applicable, will not pursue any and all available Causes of Action of the Debtor against it. The Debtor and the Reorganized Debtor expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in the Plan, including Article VIII thereof. Unless any Causes of Action of the Debtor against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Final Order, the Reorganized Debtor expressly preserves all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation of the Plan.

The Reorganized Debtor reserves and shall retain such Causes of Action of the Debtor notwithstanding the rejection or repudiation of any Executory Contract or Unexpired Lease during the Chapter 11 Case or pursuant to the Plan. In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that the Debtor may hold against any Entity shall vest in the Reorganized Debtor, except as otherwise expressly provided in the Plan, including Article VIII thereof. The Reorganized Debtor, through its authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action. The Reorganized Debtor shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court.

V.	THE DEBTOR’S CORPORATE HISTORY, STRUCTURE, AND BUSINESS OVERVIEW

A.	Medley’ Business and Organizational Structure

The Company operates an alternative asset management firm offering yield solutions to retail and institutional investors. The Company was founded in 2006. The Debtor was formed on October 27, 2010 in connection with a reorganization of the Company’s corporate structure. The Company focuses its business on credit-related investment strategies, historically originating senior secured loans to private middle market companies in the United States that have revenues between $50 million and $1 billion. As of the Petition Date, the Company has approximately $1.3 billion in Fee Earning Assets Under Management.5

5 The Debtor calculates its FEAUM on a quarterly basis.  The Debtor’s estimated FEAUM as of the Petition Date is based on the most recent quarterly calculation as of the end of 2020.

The Company provides investment management services to a permanent capital vehicle, long-dated private funds, and separately managed accounts, and serves as the general partner to the private funds. The business is currently comprised of one reportable segment, the investment management segment, through which the Company conducts substantially all of its business.

The Debtor conducts all of its business through its consolidated, non-debtor subsidiaries. The vast majority of the Debtor’s day-to-day operations are conducted through its direct subsidiary, Medley Capital LLC (“Medley Capital”). As of the date hereof, Medley Capital employs all of the Company’s 48 employees (the Debtor has no employees), is the counterparty to substantially all of the Company’s vendor contracts, and is the lessee under the Company’s commercial lease for its corporate headquarters.

The Debtor does not earn revenues directly from the Company’s clients but provides advisory services to those clients through certain of its non-debtor subsidiaries (collectively, the “Advisors”).6 The Advisors are generally organized for the purpose of providing services specific to a particular client or subset of clients. These services are typically governed by an investment management agreement (an “IMA”) or other documents that describe the terms of the engagement of the Advisor by the respective client(s). The IMAs or other governing documents are typically subject to the client’s right to terminate the agreement at will. Each of the Advisors is registered with the U.S. Securities and Exchange Commission and regulated under the Investment Advisers Act of 1940, as amended.

For the year ended December 31, 2020, the Advisors that were the largest revenue-generators for the Company were SIC Advisors, LLC (“SIC Advisors”) and MCC Advisors, LLC (“MCC Advisors”). SIC Advisors and MCC Advisors generated revenues of approximately $12,200,0007 and $6,900,000, respectively, during the year ended December 31, 2020, and respectively represented 43.8% and 14.5% of the aggregate amount of the Company’s FEAUM. However, as discussed further below, effective on January 1, 2021, Medley Capital Corporation created an internalized management structure that replaced the services provided under the IMA and administration agreements with MCC Advisors.

The Advisors earn fees based on the terms of the IMA or other contract(s) entered into with each of their respective clients. With respect to clients that are private funds or separately managed accounts, these fees generally include management fees, administrative fees, and certain incentive fees. The management fees are calculated quarterly at an annual rate of 0.75% to 2.00% of the value of capital accounts or the value of the investments held by the client, and are paid in cash in advance or in arrears depending on each specific contract. The administrative fees that are payable by each client are set forth in the IMA or other contract(s) for each client and are payable quarterly in arrears. Finally, the incentive fees generally are in an amount equal to 15% to 20% of the realized cash derived from an investment, subject to a cumulative annualized preferred return to the client, as applicable of 6% to 8%, which is in turn subject to a 50% to 100% catch-up allocation to the Advisor. Specifically with respect to SIC Advisors’ client, Sierra Income Corporation, SIC Advisors generally receives (i) a base management fee calculated quarterly at an annual rate of 1.75% of gross assets, payable quarterly in arrears, (ii) a subordinated incentive fee on income, and (iii) an incentive fee on capital gains.

6 Generally, funds and securities of clients advised by investment adviser affiliates of the Debtor are held in accounts in the name of such clients by qualified custodians in accordance with requirements of Section 206(4)-2 of the Investment Advisers Act of 1940, as amended.  As such, client assets are not part of the Debtor’s estate, nor are they available or at risk to satisfy the debts or any obligation of the Debtor or any of its investment adviser affiliates.

7 In addition to the above, SIC Advisors’ client, Sierra Income Corporation, also paid administrative fees to Medley Capital in the amount of approximately $2,300,000 in 2020.

In turn, and as described more fully in the Cash Management Motion (defined below), the Advisors provide periodic ordinary course fee income and distributions to the Debtor. The Debtor subsequently makes ordinary course capital contributions of those amounts throughout the Company—primarily to MDLY and Medley Capital—to fund payroll, insurance, withholding and other taxes and other operating expenses. The Debtor’s relationship with MDLY, including its funding obligations to MDLY, is governed by that certain Fourth Amended and Restated Limited Liability Company Agreement of Medley LCC, dated as of September 23, 2014. The Debtor’s relationship with Medley Capital, including its funding obligations to Medley Capital, is governed by that certain Services and Licensing Agreement, dated as of December 12, 2017.

The Company’s senior management team has on average over 20 years of experience in credit, including originating, underwriting, principal investing and loan structuring. The Company generated approximately $31,700,000 in revenue in 2020. The Debtor has $5,422,369 in assets and, as discussed more fully below, approximately $140,752,116 in liabilities as of the end of 2020.

B.	The Debtor’s Prepetition Capital Structure

In light of the nature of the Debtor’s corporate structure, the Debtor has a streamlined capital structure with no secured debt and minimal trade debt. The Debtor’s prepetition indebtedness consists of (i) obligations owing under certain senior unsecured notes issued by the Debtor in 2016 and 2017, as described further below (the “Notes Claims”), (ii) the Strategic Claim (defined below), and (iii) certain other claims or potential liabilities that may periodically arise in connection with the ordinary course of the Debtor’s business and its role within the Company. A summary of the Debtor’s capital structure is provided below.

i.	The Notes Claims

On August 9, 2016 and October 18, 2016, , the Debtor issued debt consisting of $53,600,000 in aggregate principal amount of senior unsecured notes due in 2026 at a stated coupon rate of 6.875% (the “2026 Notes”). The 2026 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MDLX.” The aggregate principal amount outstanding on the 2026 Notes is approximately $53,600,000 as of the Petition Date.

Further, on January 18, 2017 and February 22, 2017, the Debtor issued $69,000,000 million in aggregate principal amount of senior unsecured notes due in 2024 at a stated coupon rate of 7.25% (the “2024 Notes,” and collectively with the 2026 Notes, the “Notes”). The 2024 Notes are also listed on the New York Stock Exchange and trade thereon under the trading symbol “MDLQ.” The aggregate principal amount outstanding on the 2024 Notes is approximately $69,000,000 as of the Petition Date.

Prior to the Notes issuances, the Debtor had been indebted as borrower under a term loan facility with certain institutional lenders. The Debtor utilized the net proceeds of the Notes issuances to pay off the balance of the Company’s outstanding indebtedness under the term loan facility. The balance of the net proceeds were used for general corporate purposes.

The quarterly interest expense on the 2026 notes is approximately $900,000. The quarterly interest expense on the 2024 Notes is approximately $1,300,000. The Debtor has not paid the quarterly interest payment that came due on the 2024 Notes on February 1, 2021, or the quarterly interest payment that came due on the 2026 Notes on February 16, 2021. The indentures governing each of the Notes provide the Debtor with a 30-day grace period, through March 3, 2021 and March 18, 2021 for the 2024 Notes and the 2026 Notes, respectively, before either of the missed payments may be treated as an event of default under the terms of the Notes

ii.	The Strategic Claim

Strategic Capital Advisory Services, LLC (“Strategic”) was a minority interest holder in SIC Advisors. In order to purchase Strategic’s minority interest, the Debtor entered into a letter agreement, dated as of December 31, 2018 (the “Letter Agreement”) with Strategic, pursuant to which the Debtor provided consideration in the amount of $14,000,000 (the “Strategic Obligations”) to redeem Strategic’s minority interest in SIC Advisors. The Letter Agreement provided that the Strategic Obligations were payable in sixteen (16) equal quarterly installments, from January 15, 2019 through August 5, 2022.

Due to the ongoing economic impact of COVID-19, the Company did not make the installment payment that was due in May 2020, and commenced discussions with Strategic in an attempt to defer or restructure the remaining installments under the Letter Agreement. As a result of these discussions, the Debtor and Strategic entered into an amendment to the original Letter Agreement, dated as of August 4, 2020 (the “Amended Letter Agreement”), which, among other things, revised the payment terms under the original Letter Agreement. Pursuant to the Amended Letter Agreement, the Debtor and Strategic agreed that the $8,750,000 remaining balance owing by the Debtor to Strategic would be paid according to the following schedule:

Payment Date	Payment Amount
August 5, 2020	$700,000
November 5, 2020	$350,000
February 5, 2021	$350,000
May 5, 2021	$350,000
August 5, 2021	$1,000,000
November 5, 2021	$1,000,000
February 5, 2022	$1,000,000
May 5, 2022	$1,000,000
August 5, 2022	$1,000,000
November 5, 2022	$1,000,000
February 5, 2023	$1,000,000
TOTAL	$8,750,000

As of the Petition Date, the outstanding balance owed by the Debtor to Strategic is $7,700,000 (the “Strategic Claim”). The Debtor did not pay the installment that came due on February 5, 2021.

iii.	Other Potential Liabilities

In addition to the foregoing, the Debtor may incur obligations or become subject to other potential liabilities in the ordinary course of its business. Among other things, the Debtor may incur obligations owing to the Company’s professionals and advisors and certain other service providers in the ordinary course of its business. Additionally, the Debtor may also become engaged in litigation. The Debtor is currently named as a defendant in a putative class action captioned, Solomon et al. v. American Web Loan, Inc., et al. (E.D. Va., Case No. 4:17-cv-145)—though it appears possible that the Debtor will not be required to pay any judgment or settlement amounts in connection with this litigation, the outcome of the litigation is yet to be determined. Moreover, the Debtor is the guarantor on the commercial property lease with Vornado Realty Trust pursuant to which Medley Capital leases the Company’s executive office space.

Furthermore, on September 17, 2019 the staff of the SEC’s Division of Enforcement (the “Staff”) informed the Company that it was conducting an informal inquiry and requested the production and preservation of certain documents and records. The Company fully cooperated with the Staff’s informal inquiry and began voluntarily providing the Staff with any requested documents.

By letter dated December 18, 2019, the Staff advised the Company that a formal order of private investigation (the “Order”) had been issued and that the informal inquiry was now a formal investigation. The Order indicated that the investigation relates to Section 17(a) of the Securities Act of 1933, Section 10(b) of the Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder, and Sections 206(1), 206(2), and 206(4) of the Investment Advisers Act of 1940, Rule 206(4)-8, Sections 13(a) and 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 14a-9 thereunder. The Company continues to cooperate fully with the investigation.

The Company cannot predict the outcome of, or the timeframe for, the conclusion of this investigation. An adverse outcome could have a material effect on the Company’s business, financial condition, or results of operations.

iv.	Equity Holders

As of the Petition Date, Medley Management Inc. holds approximately 98% of the equity interests of the Debtor. The balance of the Debtor’s equity interests are held by Freedom 2021 LLC. Freedom 2021 LLC is controlled by Seth Taube.

C.	Events Leading to the Filing of the Chapter 11 Case and the Debtor’s Proposed Chapter 11 Plan And Solicitation Procedures

As of December 31, 2018, the Company had approximately $2,800,000,000 in FEAUM, and total revenues of approximately $56,500,000.

During 2018 and 2019, the Company pursued a number of strategic transactions, including the contemplated tri-party mergers with Medley Capital Corporation (“MCC”)8 and Sierra Income Corporation (“Sierra, and collectively with the Company and MCC, the “Merger Parties”), which were clients of Advisors at the time.9 After the Merger Parties executed a merger agreement, in February 2019, stockholders commenced a stockholder class action against MCC in the Delaware Chancery Court which was resolved in December 2019. The Merger Parties continued to pursue the merger transaction while the litigation was pending. No merger transaction ultimately occurred. At the same time, a reduction in leverage and declines in fund values at the Company’s permanent capital vehicles (Sierra and MCC), as well as investment realizations and changes in fund values at the Company’s long-dated private funds and separately managed accounts resulted in further declines in FEAUM. By December 31, 2019, the Company’s FEAUM was $2,100,000,000 and revenues were approximately $48,800,000, a decline of 23.2% and 13.6%, respectively.

The Company experienced significant additional FEAUM declines in 2020. The COVID-19 pandemic contributed to a material decline in FEAUM in the first half of 2020.  Further, as noted above, on November 18, 2020, the board of directors of MCC Advisors’ client, MCC, approved the adoption of an internalized management structure effective January 1, 2021. As a result, the MCC Advisors’ IMA and administrative agreement with MCC expired on December 31, 2020, resulting in the loss of this client. These factors contributed to an approximate 38% annual decline (2020 vs. 2019) in the Company’s FEAUM to approximately $1,300,000,000.

These factors resulted in a liquidity strain that adversely impacted the Debtor’s ability to service the interest obligations owing on the Notes. As a result, on January 7, 2021, the Company engaged B. Riley Securities Inc. (the Debtor’s proposed investment banker and financial advisor) to assist in analyzing various strategic financial alternatives to address its capital structure, including restructuring the capital structure and other contractual obligations, with a particularized focus on the Notes Claims. The Debtor considered a number of alternatives, including an out-of-court exchange offer of debt for cash, debt for debt, debt for equity, or a combination thereof. However, the Debtor ultimately determined that due to the retail nature of the bonds, an out-of-court restructuring would be largely unworkable and ultimately pivoted to the proposed reorganization of the Notes Claims pursuant to the Bankruptcy Code.

8 As of January 1, 2021, MCC changed its name to PhenixFIN Corporation.

9 As set forth above and below, MCC is no longer a client of Advisors.

The Debtor determined that the most effective path for maximizing profitability and ultimately, value, for all of its stakeholders was to pursue an efficient debt restructuring through the present Chapter 11 Case. To that end, the Debtor is filing the Plan on, or promptly after, the Petition Date, which will provide for, among other things, the issuance of equity interests in MDLY in full satisfaction of the Notes Claims, and the modification of the amount and payment terms of the Strategic Claim.

The structure of the Plan proposed by the Debtor and Medley Management is critical to the success of this Chapter 11 Case and maximizing value for all stakeholders. The Plan is designed to avoid a change of control event through the Chapter 11 Case and to limit the potential for client defections. As illustrated by the termination of the Company’s relationship with MCC, at the end of 2020, a loss of a client can have material adverse consequences in the business. The proposed Plan seeks to avoid a change of control in order to allow the Company to maintain its client base and properly restructure its business and operations during and after this Chapter 11 Case.

VI.	MATERIAL DEVELOPMENTS AND ANTICIPATED EVENTS OF THE CHAPTER 11 CASE

A.	First Day Relief

On the Petition Date, along with its voluntary petition for relief under chapter 11 of the Bankruptcy Code (the “Petition”), the Debtor filed several motions (the “First Day Motions”) designed to facilitate the administration of the Chapter 11 Case and minimize disruption to the Debtor’s operations, by, among other things, easing the strain on the Debtor’s relationships with employees, vendors, and investment contract counter-parties following the commencement of the Chapter 11 Case. The First Day Motions, and all orders for relief granted in the Chapter 11 Case, can be viewed free of charge at www.kccllc.net/Medley.

The First Day Motions include the below motions, and related entered orders:

Administrative/Case Management Motions

i.

Application for Entry of an Order Appointing Kurtzman Carson Consultants LLC as Claims and Noticing Agent Effective Nunc Pro Tunc to the Petition Date [Docket No. ●], which was granted by an order of the Bankruptcy Court entered on [●] [Docket No. ●].

Operational Motions

ii.

Debtor’s Motion for Entry of Interim and Final Orders (I) Authorizing, but not Directing, the Debtor to Continue and Maintain its Existing Cash Management System, Bank Account and Business Forms, (II) Authorizing the Continuation of Ordinary-Course Intercompany Transactions, and (III) Granting Related Relief [Docket No. ●], which was granted by orders of the Bankruptcy Court entered on [●] [Docket Nos. ●] (the “Cash Management Motion”).

B.	Professional Retention

The Debtor has filed the following applications for retention of Professionals in the Chapter 11 Case:

[TO BE UPDATED PRIOR TO SOLICITATION]

VII.	RISK FACTORS

Holders of Claims should read and consider carefully the risk factors set forth below before voting to accept or reject the Plan. Although there are many risk factors discussed below, these factors should not be regarded as constituting the only risks present in connection with the Debtor’s business or the Plan and its implementation.

A.	Bankruptcy Law Considerations

The occurrence or non-occurrence of any or all of the following contingencies, and any others, could affect distributions available to holders of Allowed Claims under the Plan, but will not necessarily affect the validity of the vote of the Impaired Classes to accept or reject the Plan or necessarily require a re-solicitation of the votes of holders of Claims in such Impaired Classes.

1.	Parties in Interest May Object to the Plan’s Classification of Claims and Interests

Section 1122 of the Bankruptcy Code provides that a plan may place a claim or an equity interest in a particular class only if such claim or equity interest is substantially similar to the other claims or equity interests in such class. The Debtor believes that the classification of the Claims and Interests under the Plan complies with the requirements set forth in the Bankruptcy Code because the Debtor created Classes of Claims and Interests each encompassing Claims or Interests, as applicable, that are substantially similar to the other Claims or Interests, as applicable, in each such Class. Nevertheless, there can be no assurance that the Bankruptcy Court will reach the same conclusion.

2.	The Conditions Precedent to the Effective Date of the Plan May Not Occur.

As more fully set forth in Article IX of the Plan, the Confirmation Date and the Effective Date of the Plan are subject to a number of conditions precedent. If such conditions precedent are not met or waived, the Confirmation Date or the Effective Date will not take place.

3.	The Debtor May Fail to Satisfy Vote Requirements

If votes are received in number and amount sufficient to enable the Bankruptcy Court to confirm the Plan, the Debtor intends to seek, as promptly as practicable thereafter, Confirmation of the Plan. In the event that sufficient votes are not received, the Debtor may seek to confirm an alternative chapter 11 plan or transaction. There can be no assurance that the terms of any such alternative chapter 11 plan or other transaction would be similar or as favorable to the holders of Allowed Interests and Allowed Claims as those proposed in the Plan and the Debtor does not believe that any such transaction exists, or is likely to exist, that would be more beneficial to the Estate than the Plan.

4.	The Debtor May Not Be Able to Secure Confirmation of the Plan

Section 1129 of the Bankruptcy Code sets forth the requirements for confirmation of a chapter 11 plan, and requires, among other things, a finding by the Bankruptcy Court that: (a) such plan “does not unfairly discriminate” and is “fair and equitable” with respect to any non-accepting classes; (b) confirmation of such plan is not likely to be followed by a liquidation or a need for further financial reorganization unless such liquidation or reorganization is contemplated by the plan; and (c) the value of distributions to non-accepting holders of claims or equity interests within a particular class under such plan will not be less than the value of distributions such holders would receive if the debtor was liquidated under chapter 7 of the Bankruptcy Code.

There can be no assurance that the requisite acceptances to confirm the Plan will be received. Even if the requisite acceptances are received, there can be no assurance that the Bankruptcy Court will confirm the Plan. A non-accepting holder of an Allowed Claim might challenge either the adequacy of this Disclosure Statement or whether the balloting procedures and voting results satisfy the requirements of the Bankruptcy Code or Bankruptcy Rules, as applicable. Even if the Bankruptcy Court determines that this Disclosure Statement, the balloting procedures, and voting results are appropriate, the Bankruptcy Court could still decline to confirm the Plan if it finds that any of the statutory requirements for Confirmation are not met. If a chapter 11 plan of reorganization is not confirmed by the Bankruptcy Court, it is unclear whether the Debtor will be able to reorganize its business and what, if anything, holders of Interests and Allowed Claims against it would ultimately receive.

The Debtor reserves the right to modify the terms and conditions of the Plan as necessary for Confirmation. Any such modifications could result in less favorable treatment of any non-accepting class of Claims or Interests, as well as any class junior to such non-accepting class, than the treatment currently provided in the Plan. Such a less favorable treatment could include a distribution of property with a lesser value than currently provided for in the Plan or no distribution whatsoever under the Plan.

5.	Nonconsensual Confirmation

In the event that any impaired class of claims or interests does not accept a chapter 11 plan, a bankruptcy court may nevertheless confirm a plan at the proponent’s request if at least one impaired class (as defined under section 1124 of the Bankruptcy Code) has accepted the plan (with such acceptance being determined without including the vote of any “insider” in such class), and, as to each impaired class that has not accepted the plan, the bankruptcy court determines that the plan “does not discriminate unfairly” and is “fair and equitable” with respect to the dissenting impaired class(es). The Debtor believes that the Plan satisfies these requirements, and the Debtor may request such nonconsensual Confirmation in accordance with subsection 1129(b) of the Bankruptcy Code. Nevertheless, there can be no assurance that the Bankruptcy Court will reach this conclusion. In addition, the pursuit of nonconsensual Confirmation or Consummation of the Plan may result in, among other things, increased expenses relating to professional compensation.

6.	The Chapter 11 Case May Be Converted to a Case under Chapter 7 of the Bankruptcy Code

If the Bankruptcy Court finds that it would be in the best interest of creditors and/or the debtor in a chapter 11 case, the Bankruptcy Court may convert a chapter 11 bankruptcy case to a case under chapter 7 of the Bankruptcy Code. In such event, a chapter 7 trustee would be appointed or elected to liquidate the debtor’s assets for distribution in accordance with the priorities established by the Bankruptcy Code. The Debtor believes that liquidation under chapter 7 would result in significantly smaller distributions being made to creditors than those provided for in a chapter 11 plan because of: (a) the likelihood that the assets would have to be sold or otherwise disposed of in a disorderly fashion over a short period of time, rather than reorganizing or selling the business as a going concern at a later time in a controlled manner, (b) additional administrative expenses involved in the appointment of a chapter 7 trustee, and (c) additional expenses and Claims, some of which would be entitled to priority, that would be generated during the liquidation, including Claims resulting from the rejection of Unexpired Leases and other Executory Contracts in connection with cessation of operations.

7.	The Debtor May Object to the Amount or Classification of a Claim

Except as otherwise provided in the Plan, the Debtor reserves the right to object to the amount or classification of any Claim under the Plan. The estimates set forth in this Disclosure Statement cannot be relied upon by any holder of a Claim where such Claim is subject to an objection. Any holder of a Claim that is subject to an objection thus may not receive its expected share of the estimated distributions described in this Disclosure Statement.

8.	Contingencies Could Affect Votes of Impaired Classes to Accept or Reject the Plan

The distributions available to holders of Allowed Claims under the Plan can be affected by a variety of contingencies, including, without limitation, whether the Bankruptcy Court orders certain Allowed Claims to be subordinated to other Allowed Claims. The occurrence of any and all such contingencies, which could affect distributions available to holders of Allowed Claims under the Plan, will not affect the validity of the vote taken by the Impaired Classes to accept or reject the Plan or require any sort of revote by the Impaired Classes.

The estimated Claims and creditor recoveries set forth in this Disclosure Statement are based on various assumptions, and the actual Allowed amounts of Claims may significantly differ from the estimates. Should one or more of the underlying assumptions ultimately prove to be incorrect, the actual Allowed amounts of Claims may vary materially from the estimated Claims contained in this Disclosure Statement. Moreover, the Debtor cannot determine with any certainty at this time, the number or amount of Claims that will ultimately be Allowed. Such differences may materially and adversely affect, among other things, the percentage recoveries to holders of Allowed Claims under the Plan.

9.	Releases, Injunctions, and Exculpation Provisions May Not Be Approved

Article VIII of the Plan provides for certain releases, injunctions, and exculpations, including a release of liens and third-party releases that may otherwise be asserted against the Debtor, Reorganized Debtor, or Released Parties, as applicable. The releases, injunctions, and exculpations provided in the Plan are subject to objection by parties in interest and may not be approved. If the releases are not approved, certain Released Parties may withdraw their support for the Plan.

The releases provided to the Released Parties, and the exculpation provided to the Exculpated Parties, is necessary to the success of the Debtor’s reorganization because the Released Parties and Exculpated Parties have made significant contributions to the Debtor’s reorganizational efforts that are integral to the success of the Plan and have agreed to make further contributions, including to facilitate a critical source of post-emergence liquidity, but only if they receive the full benefit of the Plan’s release and exculpation provisions.

10.

The Debtor Cannot Predict the Amount of Time Spent in Bankruptcy for the Purpose of Implementing the Plan, and a Lengthy Bankruptcy Proceeding Could Disrupt the Debtor’s Business, as Well as Impair the Prospect for Reorganization on the Terms Contained in the Plan

The Debtor estimates that the process of obtaining Confirmation and Consummation of the Plan by the Bankruptcy Court could last approximately ninety (90) days from the Petition Date, but it could last considerably longer if, for example, Confirmation is contested, or the conditions to Confirmation or Consummation are not satisfied or waived.

Although the Plan is designed to minimize the length of the bankruptcy proceedings, it is impossible to predict with certainty the amount of time that the Debtor may spend in bankruptcy, and the Debtor cannot be certain that the Plan will be confirmed. Even if confirmed on a timely basis, a bankruptcy proceeding to confirm the Plan could itself have an adverse effect on the Debtor’s business. There is a risk, due to uncertainty about the Debtor’s future that, among other things:

●	The Debtor’s Management and the Company’s employees could be distracted from performance of their duties or more easily attracted to other career opportunities;

●	key clients may choose to switch to a competitor; and

●

suppliers, vendors, or other business partners could terminate their relationship with the Debtor or demand financial assurances (including contract counter-parties, many of whom may have the option to terminate their contracts at will) or enhanced performance, any of which could impair the Debtor’s prospects.

A lengthy bankruptcy proceeding also would involve additional expenses and divert the attention of management from the operation of the Debtor’s business.

The disruption that the bankruptcy process would have on the Debtor’s business could increase with the length of time it takes to complete the Chapter 11 Case. If the Debtor is unable to obtain Confirmation of the Plan on a timely basis, because of a challenge to the Plan or otherwise, the Debtor may be forced to operate in bankruptcy for an extended period of time while it tries to develop a different plan of reorganization that can be confirmed. A protracted bankruptcy case could increase both the probability and the magnitude of the adverse effects described above.

11.	Risk of Non-Occurrence of the Effective Date

Although the Debtor believes that the Effective Date may occur quickly after the Confirmation Date, there can be no assurance as to such timing or as to whether the Effective Date will, in fact, occur. As more fully set forth in Article IX of the Plan, the Effective Date of the Plan is subject to a number of conditions precedent. If such conditions precedent are waived or not met, the Effective Date will not take place.

12.	Projections and Other Forward-Looking Statements Are Not Assured, and Actual Results May Vary

Certain of the information contained in this Disclosure Statement is, by nature, forward-looking, and may contain estimates and assumptions which might ultimately prove to be incorrect, or may contain projections which may be materially different from actual future experiences. There are uncertainties associated with any projections and estimates, and they should not be considered assurances or guarantees of the amount of funds or the amount of Claims in the various Classes that might be allowed.

B.	Risks Related to Recoveries under the Plan

1.	The Trading Price for MDLY Stock May Be Depressed Following the Effective Date

Assuming that the Effective Date occurs, shares of MDLY Stock will be issued to holders of Class 3 Notes Claims. Holders of such Claims that receive shares of MDLY Stock may seek to sell such securities in an effort to obtain liquidity. These sales could cause the trading price for the shares of MDLY Stock to be depressed.

2.	Certain Tax Implications of the Plan

Holders of Allowed Claims should carefully review Article XII of this Disclosure Statement entitled “Certain U.S. Federal Income Tax Consequences of the Plan” to determine how certain tax implications of the Plan and the Chapter 11 Case may affect the Debtor, the Reorganized Debtor, and certain holders of Claims or Interests, as well as certain tax implications of owning and disposing of the consideration to be received pursuant to the Plan.

3.	Potential Dilution by Other Issuances of Securities

The shares of MDLY Stock issued pursuant to the Plan will be subject to dilution from any other shares that may be issued post-emergence, including from conversion or exercise of any other options, warrants, convertible securities, exercisable securities, or other securities that may be issued post-emergence, including, but not limited to, any management incentive plan.

In the future, similar to all companies, additional equity financings or other share issuances by the Reorganized Debtor could adversely affect the value of MDLY Stock. The amount of dilutive effect of any of the foregoing could be material.

C.	Risks Related to the Debtor’s and the Reorganized Debtor’s Business and MDLY Stock

1.	The Debtor’s Most Recent Form 10-K Provides a List of Risk Factors Related to Its Business

Holders of Claims and Interests are encouraged to review the Debtor’s most recently filed Form 10-K, Item 1A, which is attached hereto as Exhibit D, for a list of risk factors which may affect the Debtor’s and Reorganized Debtor’s Business, as applicable, and indirectly impact the value of MDLY Stock.

2.	Medley Management’s Most Recent Form 10-K Provides a List of Risk Factors Related to Its Business and MDLY Stock

Holders of Claims and Interests are encouraged to review Medley Management’s most recently filed Form 10-K, Item 1A, which is attached hereto as Exhibit E, for a list of risk factors which may affect the Medley Management’s Business and the value of MDLY Stock.

Because of the risks and uncertainties associated with the Chapter 11 Case, the Debtor cannot accurately predict or quantify the ultimate impact of events that occur during the Chapter 11 Case that may be inconsistent with the Debtor’s plan and valuations.

VIII.	SOLICITATION AND VOTING PROCEDURES[10]

This Disclosure Statement, which is accompanied by a Ballot or Ballots to be used for voting on the Plan, is being distributed to the holders of Claims in those Classes that are entitled to vote to accept or reject the Plan.

A.	Holders of Claims Entitled to Vote on the Plan

Under the provisions of the Bankruptcy Code, not all holders of claims against or interests in a debtor are entitled to vote on a chapter 11 plan. The table in Article III.C of this Disclosure Statement, entitled “Am I entitled to vote on the Plan?” provides a summary of the status and voting rights of each Class (and, therefore, of each holder within such Class absent an objection to the holder’s Claim or Interest) under the Plan.

10 Capitalized terms not defined in this section of the Disclosure Statement shall have the meanings ascribed to them in the Debtor’s Motion for Entry of an Order (I) Approving the Adequacy of Information in the Disclosure Statement, (II) Approving the Solicitation and Notice Procedures, (III) Approving the Forms of Ballots and Notices in Connection Therewith, (IV) Scheduling Certain Dates with Respect Thereto, and (V) Granting Related Relief, filed contemporaneously herewith.

As shown in the table, the Debtor is soliciting votes to accept or reject the Plan only from holders of Claims in Classes 3, 4, and 5 (the “Voting Classes”). The holders of Claims in the Voting Classes are Impaired under the Plan and will receive a distribution under the Plan. Accordingly, holders of Claims in the Voting Classes have the right to vote to accept or reject the Plan.

The Debtor is not soliciting votes from holders of Claims or Interests in Classes 1, 2, 6, or 7.

B.	Voting Record Date

The Voting Record Date is [April 14, 2021] (the “Voting Record Date”). The Voting Record Date is the date for determining (i) which holders of Claims in the Voting Classes are entitled to vote to accept or reject the Plan and receive Solicitation Packages in connection therewith and (ii) whether Claims have been properly assigned or transferred to an assignee pursuant to Bankruptcy Rule 3001(e) such that the assignee can vote as the holder of the respective Claim.

C.	Voting on the Plan

The Voting Deadline is [May 19] at 4:00 p.m. (prevailing Eastern Time). In order to be counted as votes to accept or reject the Plan, all ballots must be properly executed, completed, and delivered as directed, so that your ballot or the master ballot containing your vote is actually received by the Notice and Claims Agent on or before the Voting Deadline. Ballots returned by electronic mail or facsimile will not be counted.

1.	Holders of Claims in Classes 4 and 5

If you are a holder of a Claim in Class 4 or 5, you must submit your Ballot form through the Notice and Claims Agent’s online balloting portal or complete, sign, and date your Ballot and return it (with an original signature) promptly in the enclosed prepaid reply envelope or to the following address:

If sent by first-class mail, overnight mail, or hand delivery: Medley Ballot Processing c/o Kurtzman Carson Consultants LLC 222 N. Pacific Coast Highway, Suite 300 El Segundo, California 90245

2.	Holders of Claims in Class 3 that are Notes Claims held through a Nominee

Holders of Notes Claims held in “street name” through a Nominee may vote on the Plan by the following method:

●

Complete and sign the enclosed Beneficial Holder Ballot. Return the Beneficial Holder Ballot to your Nominee as promptly as possible and in sufficient time to allow such Nominee to process your instructions and return a completed Master Ballot to the Notice and Claims Agent by the Voting Deadline. If no self-addressed, postage-paid envelope was enclosed for this purpose, contact the Notice and Claims Agent for instructions.

Any Beneficial Holder Ballot returned to a Nominee will not be counted for purposes of acceptance or rejection of the Plan until the Notice and Claims Agent receives such Master Ballot casting the vote of such holder.

If any holder holds Notes Claims through more than one Nominee, such holder may receive multiple mailings containing Beneficial Holder Ballots. The holder should execute a separate Beneficial Holder Ballot for each block of Notes Claims that it holds through any particular Nominee and return each Beneficial Holder Ballot to the respective Nominee in the return envelope provided therewith. Holders who execute multiple Beneficial Holder Ballots with respect to Notes Claims held through more than one Nominee must indicate on each Beneficial Holder Ballot the names of all such other Nominees and the additional amounts of such Notes Claims so held and voted.

A Nominee that, on the Class 3 Record Date, is the record holder of the Notes Claims for one or more holders can obtain the votes of the holders of such Notes Claims, consistent with customary practices for obtaining the votes of securities held in “street name,” in manner set forth in the following paragraph:

The Nominee may obtain the votes of holders by forwarding to the holders the unsigned Beneficial Holder Ballots—together with this Disclosure Statement, a pre-addressed, postage-paid return envelope provided by, and addressed to, the Nominee, and other materials requested to be forwarded. Each such holder must then indicate its vote on the Beneficial Holder Ballot, complete the information requested on the Beneficial Holder Ballot, review the certifications contained on the Beneficial Holder Ballot, execute the Beneficial Holder Ballot, and return the Beneficial Holder Ballot to the Nominee. After collecting the Beneficial Holder Ballots, the Nominee should, in turn, complete a Master Ballot compiling the votes and other information from the Beneficial Holder Ballots, execute the Master Ballot, and deliver the Master Ballot to the Notice and Claims Agent so that it is actually received by the Notice and Claims Agent on or before the Voting Deadline. All Beneficial Holder Ballots returned by holders should either be forwarded to the Notice and Claims Agent (along with the Master Ballot) or retained by Nominees for inspection for at least one year from the Voting Deadline. EACH NOMINEE SHOULD ADVISE ITS ELIGIBLE HOLDERS TO RETURN THEIR BENEFICIAL HOLDER BALLOTS TO THE NOMINEE BY A DATE CALCULATED BY THE NOMINEE TO ALLOW IT TO PREPARE AND RETURN THE MASTER BALLOT TO THE NOTICE AND CLAIMS AGENT SO THAT IT IS ACTUALLY RECEIVED BY THE NOTICE AND CLAIMS AGENT ON OR BEFORE THE VOTING DEADLINE.

D.	Ballots Not Counted

No ballot will be counted toward Confirmation if, among other things: (1) it is illegible or contains insufficient information to permit the identification of the holder of the Claim; (2) it was transmitted by means other than as specifically set forth in the ballots; (3) it was cast by an entity that is not entitled to vote on the Plan; (4) it was sent to the Debtor, the Debtor’s agents/representatives (other than the Notice and Claims Agent), the Indenture Trustee, or the Debtor’s financial or legal advisors instead of the Notice and Claims Agent; (5) it is unsigned; or (6) it is not clearly marked to either accept or reject the Plan, or it is marked both to accept and reject the Plan. Please refer to the Disclosure Statement Order for additional requirements with respect to voting to accept or reject the Plan.

ANY BALLOT RECEIVED AFTER THE VOTING DEADLINE, OR THAT IS OTHERWISE NOT IN COMPLIANCE WITH THE SOLICITATION AND VOTING PROCEDURES PROVIDED IN THIS ARTICLE IX OF THE DISCLOSURE STATEMENT, WILL NOT BE COUNTED.

If you have any questions about the solicitation or voting process, please contact the Notice and Claims Agent at (877) 634-7181 (toll free) or (424) 236-7226 (international) or via electronic mail to MedleyInfo@kccllc.com.

IX.	CONFIRMATION OF THE PLAN

A.	Requirements for Confirmation of the Plan

Among the requirements for Confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code are: (1) the Plan is accepted by all Impaired Classes of Claims or Interests, or if rejected by an Impaired Class, the Plan “does not discriminate unfairly” and is “fair and equitable” as to the rejecting Impaired Class; (2) the Plan is feasible; and (3) the Plan is in the “best interests” of holders of Claims or Interests.

At the Confirmation Hearing, the Bankruptcy Court will determine whether the Plan satisfies all of the requirements of section 1129 of the Bankruptcy Code. The Debtor believes that: (1) the Plan satisfies, or will satisfy, all of the necessary statutory requirements of chapter 11 for plan confirmation; (2) the Debtor has complied, or will have complied, with all of the necessary requirements of chapter 11 for plan confirmation; and (3) the Plan has been proposed in good faith.

B.	Best Interests of Creditors/Liquidation Analysis

Often called the “best interests” test, section 1129(a)(7) of the Bankruptcy Code requires that a bankruptcy court find, as a condition to confirmation, that a chapter 11 plan provides, with respect to each impaired class, that each holder of a claim or an equity interest in such impaired class either (1) has accepted the plan, or (2) will receive or retain under the plan property of a value that is not less than the amount that the non-accepting holder would receive or retain if the Debtor liquidated under chapter 7.

Attached hereto as Exhibit B, and incorporated herein by reference, is a liquidation analysis (the “Liquidation Analysis”) prepared by the Debtor with the assistance of the Debtor’s advisors. As reflected in the Liquidation Analysis, the Debtor believes that liquidation of the Debtor’s business under chapter 7 of the Bankruptcy Code would result in substantial diminution in the value to be realized by holders of Claims or Interests as compared to distributions contemplated under the Plan. Also, attached hereto as Exhibit C, and incorporated herein by reference, is a valuation analysis of the Reorganized Debtor (the “Valuation Analysis”). Consequently, the Debtor and its management believe that Confirmation of the Plan will provide a substantially greater return to holders of Claims or Interests than would a liquidation under chapter 7 of the Bankruptcy Code.

If the Plan is not confirmed, and the Debtor fails to propose and confirm an alternative plan of reorganization, the Debtor’s business may be liquidated pursuant to the provisions of a chapter 11 liquidating plan. In liquidations under chapter 11, the Debtor’s assets could be sold in an orderly fashion over a more extended period of time than in a liquidation under chapter 7. Thus, a chapter 11 liquidation may result in larger recoveries than a chapter 7 liquidation, but the delay in distributions could result in lower present values received and higher administrative costs. Any distribution to holders of Claims or Interests (to the extent holders of Interests would receive distributions at all) under a chapter 11 liquidation plan would most likely be substantially delayed. Most importantly, the Debtor believes that any distributions to creditors in a chapter 11 liquidation scenario would be less than what is to be distributed under the Plan. Accordingly, the Debtor believes that a chapter 11 liquidation would not result in distributions as favorable as those under the Plan.

C.	Feasibility

Section 1129(a)(11) of the Bankruptcy Code requires that confirmation of a plan of reorganization is not likely to be followed by the liquidation, or the need for further financial reorganization of the debtor, or any successor to the debtor (unless such liquidation or reorganization is proposed in such plan of reorganization).

D.	Acceptance by Impaired Classes

The Bankruptcy Code requires, as a condition to confirmation, except as described in the following section, that each class of claims or equity interests impaired under a plan, accept the plan. A class that is not “impaired” under a plan is deemed to have accepted the plan and, therefore, solicitation of acceptances with respect to such a class is not required.11

Section 1126(c) of the Bankruptcy Code defines acceptance of a plan by a class of impaired claims as acceptance by holders of at least two-thirds in dollar amount and more than one-half in a number of allowed claims in that class, counting only those claims that have actually voted to accept or to reject the plan. Thus, a class of Claims will have voted to accept the Plan only if two-thirds in amount and a majority in number of the Allowed Claims in such class that vote on the Plan actually cast their ballots in favor of acceptance.

11 A class of claims is “impaired” within the meaning of section 1124 of the Bankruptcy Code unless the plan (a) leaves unaltered the legal, equitable and contractual rights to which the claim or equity interest entitles the holder of such claim or equity interest or (b) cures any default, reinstates the original terms of such obligation, compensates the holder for certain damages or losses, as applicable, and does not otherwise alter the legal, equitable, or contractual rights to which such claim or equity interest entitles the holder of such claim or equity interest.

Section 1126(d) of the Bankruptcy Code defines acceptance of a plan by a class of impaired equity interests as acceptance by holders of at least two-thirds in amount of allowed interests in that class, counting only those interests that have actually voted to accept or to reject the plan. Thus, a Class of Interests will have voted to accept the Plan only if two-thirds in amount of the Allowed Interests in such class that vote on the Plan actually cast their ballots in favor of acceptance.

Pursuant to Article III.E of the Plan, if a Class contains Claims eligible to vote and no holders of Claims eligible to vote in such Class vote to accept or reject the Plan, the holders of such Claims in such Class shall be deemed to have accepted the Plan.

E.	Confirmation Without Acceptance by All Impaired Classes

Section 1129(b) of the Bankruptcy Code allows a bankruptcy court to confirm a plan even if all impaired classes have not accepted it; provided that the plan has been accepted by at least one impaired class. Pursuant to section 1129(b) of the Bankruptcy Code, notwithstanding an impaired class’s rejection, or deemed rejection, of the plan, the plan will be confirmed, at the plan proponent’s request, in a procedure commonly known as a “cramdown” so long as the plan does not “discriminate unfairly,” and is “fair and equitable” with respect to each class of claims or equity interests that is impaired under, and has not accepted, the plan.

If any Impaired Class rejects the Plan, the Debtor reserves the right to seek to confirm the Plan utilizing the “cramdown” provision of section 1129(b) of the Bankruptcy Code. To the extent that any Impaired Class rejects the Plan or is deemed to have rejected the Plan, the Debtor may request Confirmation of the Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code. The Debtor reserves the right to alter, amend, modify, revoke, or withdraw the Plan or any Plan Supplement document, including the right to amend or modify the Plan or any Plan Supplement document to satisfy the requirements of section 1129(b) of the Bankruptcy Code.

1.	No Unfair Discrimination

The “unfair discrimination” test applies to classes of claims or interests that are of equal priority and are receiving different treatment under a plan. The test does not require that the treatment be the same or equivalent, but that treatment be “fair.” In general, bankruptcy courts consider whether a plan discriminates unfairly in its treatment of classes of claims or interests of equal rank (e.g., classes of the same legal character). Bankruptcy courts will take into account a number of factors in determining whether a plan discriminates unfairly. A plan could treat two classes of unsecured creditors differently without unfairly discriminating against either class.

2.	Fair and Equitable Test

The “fair and equitable” test applies to classes of different priority and status (e.g., secured versus unsecured) and includes the general requirement that no class of claims receive more than 100 percent of the amount of the allowed claims in the class. As to the dissenting class, the test sets different standards depending upon the type of claims or equity interests in the class.

The Debtor submits that if the Debtor effectuates a “cramdown” of the Plan pursuant to section 1129(b) of the Bankruptcy Code, the Plan is structured so that it does not “discriminate unfairly” and satisfies the “fair and equitable” requirement. With respect to the unfair discrimination requirement, all Classes under the Plan are provided treatment that is substantially equivalent to the treatment that is provided to other Classes that have equal rank. With respect to the fair and equitable requirement, no Class under the Plan will receive more than 100 percent of the amount of Allowed Claims or Interests in that Class. The Debtor believes that the Plan and the treatment of all Classes of Claims or Interests under the Plan satisfy the foregoing requirements for nonconsensual Confirmation of the Plan.

X.	CERTAIN SECURITIES LAW MATTERS

The Debtor believes that the MDLY Stock to be issued pursuant to the Plan will be “securities,” as defined in section 2(a)(1) of the Securities Act, section 101 of the Bankruptcy Code, and any applicable state securities law (a “Blue Sky Law”). The Debtor further believes that the offer, sale, issuance, and distribution of the MDLY Stock by Medley Management pursuant to the Plan is exempt from federal and state securities registration requirements under various provisions of the Securities Act, the Bankruptcy Code, and any applicable state Blue Sky Law as described in more detail below.

A.	Issuance of Securities under the Plan

As discussed herein, the Plan provides for the offer, issuance, sale, and distribution by Medley Management of the MDLY Stock (collectively, the “1145 Securities”).

Section 1145 of the Bankruptcy Code provides that Section 5 of the Securities Act and any state law requirements for the issuance of a security do not apply to the offer or sale of stock, options, warrants, or other securities by a debtor if (a) the offer or sale occurs under a plan of reorganization, (b) the recipients of the securities hold a claim against, an interest in, or claim for administrative expense against, the debtor, and (c) the securities are issued in exchange for a claim against or interest in a debtor or are issued principally in such exchange or partly for cash and property. The Debtor believe that the issuance of the 1145 Securities, and all shares of MDLY Stock that constitute 1145 Securities, in exchange for the Claims and Interests described above satisfy the requirements of section 1145(a) of the Bankruptcy Code.

Accordingly, no registration statement will be filed under the Securities Act or any state securities laws. Recipients of the MDLY Stock are advised to consult with their own legal advisors as to the availability of any exemption from registration under the Securities Act and any applicable state Blue Sky Law.

B.	Subsequent Transfers

The 1145 Securities may be freely transferred by most recipients following the initial issuance under the Plan, and all resales and subsequent transfers of the 1145 Securities are exempt from registration under the Securities Act and state securities laws, unless the holder is an “underwriter” with respect to such securities. Section 1145(b)(1) of the Bankruptcy Code defines an “underwriter” as one who, except with respect to “ordinary trading transactions” of an entity that is not an “issuer”: (a) purchases a claim against, interest in, or claim for an administrative expense in the case concerning the debtor, if such purchase is with a view to distribution of any security received or to be received in exchange for such claim or interest; (b) offers to sell securities offered or sold under a plan for the holders of such securities; (c) offers to buy securities offered or sold under a plan from the holders of such securities, if such offer to buy is (i) with a view to distribution of such securities and (ii) under an agreement made in connection with the plan, with the consummation of the plan, or with the offer or sale of securities under the plan; or (d) is an issuer of the securities within the meaning of section 2(a)(11) of the Securities Act. In addition, a person who receives a fee in exchange for purchasing an issuer’s securities could also be considered an underwriter within the meaning of section 2(a)(11) of the Securities Act.

The definition of an “issuer” for purposes of whether a person is an underwriter under section 1145(b)(1)(D) of the Bankruptcy Code, by reference to section 2(a)(11) of the Securities Act, includes as “statutory underwriters” all persons who, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, an issuer of securities. The reference to “issuer,” as used in the definition of “underwriter” contained in section 2(a)(11) of the Securities Act, is intended to cover “Controlling Persons” of the issuer of the securities. “Control,” as defined in Rule 405 of the Securities Act, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Accordingly, an officer or director of a reorganized debtor or its successor under a plan of reorganization may be deemed to be a “Controlling Person” of the debtor or successor, particularly if the management position or directorship is coupled with ownership of a significant percentage of the reorganized debtor’s or its successor’s voting securities. In addition, the legislative history of section 1145 of the Bankruptcy Code suggests that a creditor who owns ten percent or more of a class of securities of a reorganized debtor may be presumed to be a “Controlling Person” and, therefore, an underwriter.

Resales of 1145 Securities by entities deemed to be “underwriters” (which definition includes “Controlling Persons”) are not exempted by section 1145 of the Bankruptcy Code from registration under the Securities Act or other applicable law. Under certain circumstances, holders of MDLY Stock who are deemed to be “underwriters” may be entitled to resell their MDLY Stock pursuant to the limited safe harbor resale provisions of Rule 144 of the Securities Act. Generally, Rule 144 of the Securities Act would permit the public sale of securities received by such Person if the required holding period has been met and, under certain circumstances, current information regarding the issuer is publicly available and volume limitations, manner of sale requirements and certain other conditions are met. Whether any particular Person would be deemed to be an “underwriter” (including whether the Person is a “Controlling Person”) with respect to the MDLY Stock would depend upon various facts and circumstances applicable to that Person. Accordingly, the Debtor expresses no view as to whether any Person would be deemed an “underwriter” with respect to the MDLY Stock and, in turn, whether any Person may freely resell MDLY Stock.

PERSONS WHO RECEIVE SECURITIES UNDER THE PLAN ARE URGED TO CONSULT THEIR OWN LEGAL ADVISOR WITH RESPECT TO THE RESTRICTIONS APPLICABLE UNDER THE FEDERAL OR STATE SECURITIES LAWS AND THE CIRCUMSTANCES UNDER WHICH SECURITIES MAY BE SOLD IN RELIANCE ON SUCH LAWS. THE FOREGOING SUMMARY DISCUSSION IS GENERAL IN NATURE AND HAS BEEN INCLUDED IN THIS DISCLOSURE STATEMENT SOLELY FOR INFORMATIONAL PURPOSES. THE DEBTOR MAKES NO REPRESENTATIONS CONCERNING, AND DOES NOT PROVIDE, ANY OPINIONS OR ADVICE WITH RESPECT TO THE SECURITIES OR THE BANKRUPTCY MATTERS DESCRIBED IN THIS DISCLOSURE STATEMENT. IN LIGHT OF THE UNCERTAINTY CONCERNING THE AVAILABILITY OF EXEMPTIONS FROM THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS, WE ENCOURAGE EACH RECIPIENT OF SECURITIES AND PARTY IN INTEREST TO CONSIDER CAREFULLY AND CONSULT WITH ITS OWN LEGAL ADVISORS WITH RESPECT TO ALL SUCH MATTERS. BECAUSE OF THE COMPLEX, SUBJECTIVE NATURE OF THE QUESTION OF WHETHER A SECURITY IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE FEDERAL OR STATE SECURITIES LAWS OR WHETHER A PARTICULAR RECIPIENT OF SECURITIES MAY BE AN UNDERWRITER, WE MAKE NO REPRESENTATION CONCERNING THE ABILITY OF A PERSON TO DISPOSE OF THE SECURITIES ISSUED UNDER THE PLAN.

XI.	CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

[TO BE ADDED PRIOR TO HEARING ON THE DISCLOSURE STATEMENT]

XII.	RECOMMENDATION

In the opinion of the Plan Proponents, the Plan is preferable to all other available alternatives and provides for a larger, and likely the only, distribution to the Debtor’s creditors than would otherwise result in any other scenario. Accordingly, the Plan Proponents recommend that holders of Claims entitled to vote on the Plan vote to accept the Plan and support Confirmation of the Plan.

Dated: March 7, 2021

MEDLEY LLC

/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

EXHIBIT A

Plan of Reorganization

EXHIBIT B

Liquidation Analysis

[TO BE FILED PRIOR TO DISCLOSURE STATEMENT HEARING]

EXHIBIT C

Valuation Analysis

[TO BE FILED PRIOR TO DISCLOSURE STATEMENT HEARING]

EXHIBIT D

Debtor’s 10-K

EXHIBIT E

Medley Management’s 10-K

Annex C

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MEDLEY MANAGEMENT INC.

___________________

Pursuant to Section 228 and 242 of

the General Corporation Law of the

State of Delaware

___________________

Medley MANAGEMENT INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“4.1

Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is [ ] shares, consisting of (i) 1,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), (ii) [ ] shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and (iii) 1,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).”

SECOND: This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. A special meeting of stockholders of the Corporation was duly called upon notice in accordance with Section 222 of the DGCL and held on [ ], 2021, at which meeting the necessary number of shares were voted in favor of the proposed amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment.

IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be duly executed in its corporate name as of the [ ] day of [ ], 2021.

MEDLEY MANAGEMENT INC.

By:
Name:
Title:

Preliminary Proxy Card – Subject to Completion

MEDLEY MANAGEMENT INC.

Special Meeting of Stockholders
To Be Held on [ ] at [ ]

This proxy is solicited by the Board of Directors

The undersigned stockholder of Medley Management Inc. (the "Company") acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company and related Proxy Statement and hereby appoints [ ] and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held virtually on [ ] at [ ] , and at all postponements or adjournments thereof, as indicated on this proxy.

The Special Meeting will be held virtually. In order to attend the Special Meeting, you must register at http://viewproxy.com/mdly/2021/htype.asp by [ ] on [ ]. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Special Meeting are contained in the Proxy Statement.

THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED BUT THE CARD IS SIGNED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1 AND 2 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

KEEP THIS PORTION FOR YOUR RECORDS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held [ ]. The Proxy Statement is available at:
http:/www.viewproxy.com/mdly/2021

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

The Board of Directors recommends you vote FOR the following proposals:

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

For address changes and/or comments, please check ☐ this box and write them on the back where indicated.

NOTE: Such other business as may properly come before the meeting or any adjournment hereof.

Signature ____________________ Date __________

Signature (Joint Owners) ____________________ Date __________

VIRTUAL CONTROL NUMBER

→ [ ]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone

INTERNET

Submit Your Proxy on the Internet: Go to
www.AALvote.com/MDLYSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.